UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5199

Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Asset Allocation Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

Columbia Asset Allocation Fund, Variable Series seeks total return, consisting of current income and long-term capital appreciation.

Vikram J. Kuriyan, PhD, has been the co-lead manager for the fund since August 2005. Karen Wurdack, PhD, has been a co-lead manager for the fund since August 2005. Colin Moore has been a co-manager for the fund since May 2008. They are responsible for allocating the fund's assets among the various asset classes. The investment decisions for each asset class are made by professionals with experience in that class.

Summary

The year ended December 31, 2008 was difficult for all segments of the financial markets. In this challenging environment, the fund's Class A shares fared better than the average fund in its peer group, the Lipper VUF Mixed-Asset Target Allocation Growth Funds Classification.1

Allocation decisions aided performance

A decision to reduce overall equity exposure, including international equities, and to raise fixed income exposure aided performance in 2008. All major equity indices, domestic and foreign, regardless of style and market capitalization range, were down sharply in 2008, whereas fixed income indices experienced mixed results.

Within domestic equities, a decision to reduce the emphasis on large capitalization stocks stemmed some losses as large caps lagged small caps for the year. However, an emphasis on large cap growth detracted from performance as value stocks held up better than growth. Within fixed income, the decision to increase exposure to intermediate-term corporate debt and to reduce high-yield bonds was a significant aid to performance, as the Barclays Capital U.S. Aggregate Bond Index2 ended the year in positive territory while the benchmark high yield index sustained a double-digit loss.

Managers delivered mixed results

The fund's high-yield and mid-cap growth allocations held up better than the JPMorgan Global High Yield Index3 and the Russell Midcap Growth Index,4 thanks to strong management. The investment grade bond allocation lagged the Barclays Capital U.S. Aggregate Bond Index as investors backed away from any fixed income sector that was more risky than ultra-safe Treasuries. The index is more heavily weighted toward Treasuries than the fund. The fund's international equity allocation lost more than the MSCI EAFE Index.5

Looking ahead

As the U.S. economy slid into recession, led by the collapse of the housing market and several well-known financial institutions, 2008 was the third worst year for equity markets since 1931 and fixed income market results were mixed. Consumers and businesses alike are in the process of paring back their debt and cutting back on spending to do so. The Federal Reserve Board, through its expansionary monetary policies, and the U.S. Treasury have taken steps to help stabilize the economy and to attempt to prevent the recession from worsening. The incoming administration has indicated that it will make stimulus spending a priority in order to kickstart the economy. However, a cloud of uncertainty hangs over the financial markets and the outlook for 2009. In this challenging environment, we believe our asset allocation portfolios are positioned to gain from potential rebounds in market segments that have become attractively valued while enjoying the potential benefits from the diversification offered by the fund, even though diversification does not ensure a profit or guarantee against a loss.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds, but also involves a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. Rising interest rates tend to lower the value of all bonds.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property values due to general, local and regional economic conditions.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2  The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

3  JPMorgan Global High Yield Index is designed to mirror the investible universe of the US dollar global high yield corporate debt market, including domestic and international issues.

4  The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

5  The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance Information

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	10-year
Class A (01/01/89)	-28.32	0.50	0.98
Class B (06/01/00)	-28.45	0.35	0.83
S&P 500 Index	-37.00	-2.19	-1.38
Barclays Capital U.S. Aggregate Bond Index	5.24	4.65	5.63

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/07	12/31/08
Class A	15.25	9.32
Class B	15.18	9.27

Performance of a $10,000 investment, 01/01/99 – 12/31/08

Annual operating expense ratio (%)*
Class A	0.84
Class B	1.09

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the indices. The returns for the indices and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for periods prior to June 1, 2000 would be lower.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Understanding Your Expenses

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	770.90	1,021.37	3.34	3.81	0.75
Class B	1,000.00	1,000.00	770.30	1,020.61	4.00	4.57	0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Investment Portfolio

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—59.3%
Consumer Discretionary—5.3%
Auto Components—0.1%
BorgWarner, Inc.	1,910	$41,581
Johnson Controls, Inc.	2,100	38,136
		79,717
Automobiles—0.2%
Suzuki Motor Corp.	19,800	273,739
Distributors—0.0%
LKQ Corp. (a)	1,860	21,688
Diversified Consumer Services—0.4%
Apollo Group, Inc., Class A (a)	3,770	288,857
Brink's Home Security Holdings, Inc. (a)	600	13,152
Capella Education Co. (a)	556	32,671
DeVry, Inc.	416	23,883
ITT Educational Services, Inc. (a)	308	29,254
Jackson Hewitt Tax Service, Inc.	1,750	27,457
Regis Corp.	400	5,812
Sotheby's	480	4,267
		425,353
Hotels, Restaurants & Leisure—1.1%
Bally Technologies, Inc. (a)	1,390	33,402
Benihana, Inc., Class A (a)	1,660	3,486
Bob Evans Farms, Inc.	450	9,194
Carnival Corp.	6,600	160,512
CEC Entertainment, Inc. (a)	370	8,973
Darden Restaurants, Inc.	1,075	30,293
Jack in the Box, Inc. (a)	380	8,394
Landry's Restaurants, Inc.	600	6,960
McDonald's Corp.	12,002	746,404
Panera Bread Co., Class A (a)	324	16,926
Red Robin Gourmet Burgers, Inc. (a)	1,130	19,018
Royal Caribbean Cruises Ltd.	2,600	35,750
Starbucks Corp. (a)	2,375	22,467
Starwood Hotels & Resorts Worldwide, Inc.	6,770	121,183
WMS Industries, Inc. (a)	1,701	45,757
Wynn Resorts Ltd. (a)	1,900	80,294
Yum! Brands, Inc.	1,700	53,550
		1,402,563
Household Durables—0.0%
American Greetings Corp., Class A	1,220	9,236
Cavco Industries, Inc. (a)	262	7,045
CSS Industries, Inc.	330	5,854
Ethan Allen Interiors, Inc.	280	4,024
Furniture Brands International, Inc.	540	1,193
Stanley Works	500	17,050
Universal Electronics, Inc. (a)	260	4,217
		48,619

	Shares	Value
Internet & Catalog Retail—0.1%
NetFlix, Inc. (a)	845	$25,257
NutriSystem, Inc.	360	5,252
Rakuten, Inc. (a)	153	97,409
		127,918
Leisure Equipment & Products—0.2%
Brunswick Corp.	964	4,058
Hasbro, Inc.	5,200	151,684
Mattel, Inc.	1,310	20,960
		176,702
Media—0.8%
Comcast Corp., Class A	20,700	349,416
DIRECTV Group, Inc. (a)	10,400	238,264
DreamWorks Animation SKG, Inc., Class A (a)	835	21,092
Liberty Media Corp.- Entertainment, Class A (a)	2,935	51,304
Marvel Entertainment, Inc. (a)	1,057	32,503
McGraw-Hill Companies, Inc.	4,890	113,399
Regal Entertainment Group, Class A	2,200	22,462
WPP PLC	29,428	171,543
		999,983
Multiline Retail—0.5%
Dollar Tree, Inc. (a)	790	33,022
Kohl's Corp. (a)	14,480	524,176
Saks, Inc. (a)	3,096	13,560
		570,758
Specialty Retail—1.3%
Advance Auto Parts, Inc.	985	33,145
America's Car-Mart, Inc. (a)	856	11,821
Bed Bath & Beyond, Inc. (a)	1,205	30,631
Best Buy Co., Inc.	2,400	67,464
Chico's FAS, Inc. (a)	4,070	17,013
Citi Trends, Inc. (a)	923	13,587
Esprit Holdings Ltd.	25,700	146,491
Foot Locker, Inc.	530	3,890
GameStop Corp., Class A (a)	675	14,621
Gap, Inc.	2,795	37,425
Hennes & Mauritz AB, Class B	4,945	193,231
Lowe's Companies, Inc.	27,100	583,192
Monro Muffler Brake, Inc.	785	20,017
OfficeMax, Inc.	1,220	9,321
Rent-A-Center, Inc. (a)	969	17,103
Ross Stores, Inc.	2,035	60,501
Sherwin-Williams Co.	590	35,252
Shoe Carnival, Inc. (a)	610	5,826
Staples, Inc.	8,400	150,528
Tiffany & Co.	610	14,414
TJX Companies, Inc.	2,235	45,974
Tractor Supply Co. (a)	260	9,396
Urban Outfitters, Inc. (a)	8,790	131,674
Zale Corp. (a)	370	1,232
		1,653,749

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Shares	Value
Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc. (a)	1,985	$41,229
Compagnie Financiere Richemont SA	7,535	146,289
Deckers Outdoor Corp. (a)	420	33,545
Fossil, Inc. (a)	790	13,193
Hampshire Group Ltd. (a)	389	1,556
Lululemon Athletica, Inc. (a)	1,270	10,071
Movado Group, Inc.	760	7,136
Phillips-Van Heusen Corp.	1,096	22,063
Polo Ralph Lauren Corp.	5,430	246,576
V.F. Corp.	4,450	243,727
Wolverine World Wide, Inc.	510	10,730
		776,115
Consumer Staples—6.7%
Beverages—1.6%
Carlsberg A/S	7,739	254,079
Central European Distribution Corp. (a)	524	10,323
Coca-Cola Co.	13,400	606,618
Diageo PLC, ADR	5,908	335,220
Fomento Economico Mexicano SAB de CV, ADR	1,450	43,688
Molson Coors Brewing Co., Class B	4,500	220,140
Pepsi Bottling Group, Inc.	1,525	34,328
PepsiCo, Inc.	4,800	262,896
SABMiller PLC	12,678	213,463
		1,980,755
Food & Staples Retailing—1.4%
BJ's Wholesale Club, Inc. (a)	6,558	224,677
Casey's General Stores, Inc.	290	6,603
Kroger Co.	11,095	293,019
Olam International Ltd.	578	466
Ruddick Corp.	410	11,336
Spartan Stores, Inc.	330	7,673
Sysco Corp.	10,000	229,400
Wal-Mart Stores, Inc.	17,700	992,262
Weis Markets, Inc.	660	22,196
Whole Foods Market, Inc.	520	4,909
		1,792,541
Food Products—1.0%
Campbell Soup Co.	605	18,156
ConAgra Foods, Inc.	13,100	216,150
Dean Foods Co. (a)	2,800	50,316
Flowers Foods, Inc.	1,028	25,042
Fresh Del Monte Produce, Inc. (a)	619	13,878
General Mills, Inc.	2,500	151,875
H.J. Heinz Co.	635	23,876
Hershey Co.	800	27,792
J & J Snack Foods Corp.	310	11,123
J M Smucker Co.	3,050	132,248
Lancaster Colony Corp.	190	6,517

	Shares	Value
Lance, Inc.	602	$13,810
Ralcorp Holdings, Inc. (a)	180	10,512
Sanderson Farms, Inc.	294	10,160
Smithfield Foods, Inc. (a)	400	5,628
TreeHouse Foods, Inc. (a)	370	10,079
Unilever PLC	16,660	378,607
Want Want China Holdings Ltd.	271,000	112,919
		1,218,688
Household Products—1.0%
Church & Dwight Co., Inc.	505	28,341
Clorox Co.	800	44,448
Kimberly-Clark Corp.	4,800	253,152
Procter & Gamble Co.	11,200	692,384
Reckitt Benckiser Group PLC	4,907	182,807
		1,201,132
Personal Products—0.6%
Avon Products, Inc.	26,666	640,784
Chattem, Inc. (a)	236	16,881
Estee Lauder Companies, Inc., Class A	750	23,220
NBTY, Inc. (a)	420	6,573
		687,458
Tobacco—1.1%
Japan Tobacco, Inc.	141	466,908
Lorillard, Inc.	2,100	118,335
Philip Morris International, Inc.	18,639	810,983
		1,396,226
Energy—6.6%
Energy Equipment & Services—1.0%
Basic Energy Services, Inc. (a)	1,120	14,605
Cameron International Corp. (a)	1,125	23,063
Complete Production Services, Inc. (a)	2,000	16,300
Core Laboratories N.V.	290	17,359
Diamond Offshore Drilling, Inc.	665	39,195
FMC Technologies, Inc. (a)	630	15,013
Halliburton Co.	22,150	402,687
IHS, Inc., Class A (a)	450	16,839
Lufkin Industries, Inc.	210	7,245
Nabors Industries Ltd. (a)	8,100	96,957
National-Oilwell Varco, Inc. (a)	1,805	44,114
Noble Corp.	1,310	28,938
Patterson-UTI Energy, Inc.	300	3,453
Pioneer Drilling Co. (a)	1,726	9,614
Rowan Companies, Inc.	600	9,540
Schlumberger Ltd.	7,600	321,708
Smith International, Inc.	2,700	61,803
T-3 Energy Services, Inc. (a)	720	6,797

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Shares	Value
TGC Industries, Inc. (a)	832	$1,722
Tidewater, Inc.	690	27,786
Transocean Ltd. (a)	2,065	97,571
		1,262,309
Oil, Gas & Consumable Fuels—5.6%
Arena Resources, Inc. (a)	762	21,405
BG Group PLC	12,544	174,158
BPZ Resources, Inc. (a)	2,250	14,400
Cabot Oil & Gas Corp.	1,200	31,200
Cairn Energy Plc (a)	6,998	204,775
Chevron Corp.	6,600	488,202
Comstock Resources, Inc. (a)	880	41,580
Concho Resources, Inc. (a)	1,985	45,298
ConocoPhillips	8,072	418,130
CONSOL Energy, Inc.	670	19,149
Continental Resources, Inc. (a)	1,174	24,313
Denbury Resources, Inc. (a)	2,586	28,239
Devon Energy Corp.	5,100	335,121
El Paso Corp.	15,900	124,497
EOG Resources, Inc.	3,475	231,365
Exxon Mobil Corp.	22,337	1,783,163
Forest Oil Corp. (a)	700	11,543
Hess Corp.	11,250	603,450
Holly Corp.	670	12,214
Marathon Oil Corp.	7,500	205,200
Newfield Exploration Co. (a)	7,800	154,050
Nordic American Tanker Shipping	256	8,640
Occidental Petroleum Corp.	12,900	773,871
Peabody Energy Corp.	900	20,475
Penn Virginia Corp.	479	12,444
PetroHawk Energy Corp. (a)	1,635	25,555
Petroleo Brasileiro SA, ADR	6,200	151,838
Range Resources Corp.	605	20,806
Santos Ltd.	16,431	171,722
Southwestern Energy Co. (a)	7,203	208,671
Stone Energy Corp. (a)	509	5,609
Swift Energy Co. (a)	490	8,237
Total SA	7,389	402,831
Ultra Petroleum Corp. (a)	3,570	123,201
Williams Companies, Inc.	3,000	43,440
		6,948,792
Financials—9.2%
Capital Markets—1.3%
Ameriprise Financial, Inc.	2,400	56,064
Charles Schwab Corp.	890	14,391
Federated Investors, Inc., Class B	380	6,445
Goldman Sachs Group, Inc.	7,800	658,242
Greenhill & Co., Inc.	467	32,582
Invesco Ltd.	1,875	27,075
Janus Capital Group, Inc.	790	6,344
Northern Trust Corp.	690	35,977

	Shares	Value
Piper Jaffray Companies, Inc. (a)	350	$13,916
State Street Corp.	14,300	562,419
Stifel Financial Corp. (a)	305	13,984
T. Rowe Price Group, Inc.	865	30,656
Waddell & Reed Financial, Inc., Class A	12,096	187,004
		1,645,099
Commercial Banks—2.9%
BancFirst Corp.	322	17,040
Banco Santander SA	20,549	198,321
BancTrust Financial Group, Inc.	1,030	15,203
Bank of Granite Corp.	1,049	2,570
Bank of Hawaii Corp.	1,300	58,721
BNP Paribas	5,184	218,902
Bryn Mawr Bank Corp.	618	12,422
Capital Corp. of the West	821	772
Capitol Bancorp Ltd.	772	6,022
Chemical Financial Corp.	850	23,698
Citigroup, Inc.	21,847	146,593
City National Corp.	1,000	48,700
Columbia Banking System, Inc.	650	7,754
Comerica, Inc.	1,900	37,715
Community Trust Bancorp, Inc.	396	14,553
Cullen/Frost Bankers, Inc.	1,200	60,816
First Citizens BancShares, Inc., Class A	123	18,794
First Financial Corp.	529	21,684
First National Bank of Alaska	6	9,540
Industrial & Commercial Bank of China, Class H	242,000	128,615
KeyCorp	2,500	21,300
Marshall & Ilsley Corp.	4,200	57,288
Mass Financial Corp., Class A (a)	1,170	4,972
Merchants Bancshares, Inc.	604	11,349
National Bank of Greece SA	10,924	202,315
Northfield Bancorp, Inc.	722	8,122
Northrim BanCorp, Inc.	744	7,633
Pinnacle Financial Partners, Inc. (a)	614	18,303
PNC Financial Services Group, Inc.	7,265	355,985
Raiffeisen International Bank Holding AG	15	420
South Financial Group, Inc.	1,840	7,949
Sterling Bancorp NY	930	13,048
SunTrust Banks, Inc.	10,300	304,262
SVB Financial Group (a)	1,110	29,115
Taylor Capital Group, Inc.	700	4,095
TCF Financial Corp.	5,883	80,362
U.S. Bancorp	26,193	655,087
Wells Fargo & Co.	17,474	515,134
West Coast Bancorp	840	5,536

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Shares	Value
Whitney Holding Corp.	790	$12,632
Zions Bancorporation	7,607	186,448
		3,549,790
Consumer Finance—0.1%
Cash America International, Inc.	690	18,871
SLM Corp. (a)	1,455	12,950
World Acceptance Corp. (a)	750	14,820
		46,641
Diversified Financial Services—1.1%
CME Group, Inc.	996	207,278
IntercontinentalExchange, Inc. (a)	2,705	223,000
JPMorgan Chase & Co.	29,581	932,689
Medallion Financial Corp.	1,494	11,399
Pico Holdings, Inc. (a)	260	6,911
Portfolio Recovery Associates, Inc. (a)	554	18,747
		1,400,024
Insurance—2.4%
ACE Ltd.	10,025	530,523
Aon Corp.	11,600	529,888
Assurant, Inc.	1,100	33,000
Axis Capital Holdings Ltd.	6,321	184,068
Baldwin & Lyons, Inc., Class B	568	10,332
CNA Surety Corp. (a)	1,040	19,968
eHealth, Inc. (a)	614	8,154
EMC Insurance Group, Inc.	616	15,800
FBL Financial Group, Inc. Class A	467	7,215
Genworth Financial, Inc., Class A	984	2,785
Harleysville Group, Inc.	340	11,808
Hartford Financial Services Group, Inc.	7,690	126,270
Horace Mann Educators Corp.	1,240	11,396
Marsh & McLennan Companies, Inc.	16,500	400,455
MetLife, Inc.	5,400	188,244
Muenchener Rueckversicherungs- Gesellschaft AG, Registered Shares	2,239	351,852
National Western Life Insurance Co., Class A	67	11,334
Navigators Group, Inc. (a)	336	18,450
Phoenix Companies, Inc.	2,518	8,234
Platinum Underwriters Holdings Ltd.	1,600	57,728
Prudential Financial, Inc.	2,100	63,546
Prudential PLC	28,285	172,205
RAM Holdings Ltd. (a)	2,467	913
Reinsurance Group of America, Inc.	1,400	59,948

	Shares	Value
RLI Corp.	214	$13,088
Safety Insurance Group, Inc.	450	17,127
Selective Insurance Group, Inc.	623	14,285
Stewart Information Services Corp.	650	15,268
United America Indemnity Ltd., Class A (a)	1,975	25,300
United Fire & Casualty Co.	241	7,488
		2,916,672
Real Estate Investment Trusts (REITs)—0.8%
Alexandria Real Estate Equities, Inc.	700	42,238
BioMed Realty Trust, Inc.	962	11,275
Boston Properties, Inc.	400	22,000
DCT Industrial Trust, Inc.	2,218	11,223
DiamondRock Hospitality Co.	2,000	10,140
Duke Realty Corp.	650	7,124
DuPont Fabros Technology, Inc.	968	2,004
Equity Residential Property Trust	1,700	50,694
Franklin Street Properties Corp.	1,298	19,146
Getty Realty Corp.	420	8,845
Home Properties, Inc.	324	13,154
LaSalle Hotel Properties	859	9,492
Mack-Cali Realty Corp.	180	4,410
National Health Investors, Inc.	541	14,840
National Retail Properties, Inc.	649	11,156
Plum Creek Timber Co., Inc.	9,820	341,147
Potlatch Corp.	630	16,386
ProLogis	800	11,112
Rayonier, Inc.	9,700	304,095
Realty Income Corp.	720	16,668
Sun Communities, Inc.	920	12,880
Sunstone Hotel Investors, Inc.	1,160	7,180
Universal Health Realty Income Trust	460	15,139
Urstadt Biddle Properties, Inc., Class A	840	13,381
		975,729
Real Estate Management & Development—0.3%
Avatar Holdings, Inc. (a)	225	5,967
Maui Land & Pineapple Co., Inc. (a)	458	6,151
Mitsubishi Estate Co., Ltd.	24,000	395,789
		407,907

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Shares	Value
Thrifts & Mortgage Finance—0.3%
Bank Mutual Corp.	1,490	$17,195
BankFinancial Corp.	970	9,884
Beneficial Mutual Bancorp, Inc. (a)	1,276	14,355
Brookline Bancorp, Inc.	1,710	18,211
Clifton Savings Bancorp, Inc.	1,033	12,251
Corus Bankshares, Inc.	2,156	2,393
ESSA Bancorp, Inc.	684	9,665
Home Federal Bancorp, Inc.	1,320	14,150
Housing Development Finance Corp., Ltd.	6,916	215,719
TrustCo Bank Corp. NY	1,220	11,602
United Financial Bancorp, Inc.	850	12,869
Washington Federal, Inc.	910	13,614
Westfield Financial, Inc.	1,533	15,821
		367,729
Health Care—7.8%
Biotechnology—1.7%
Alexion Pharmaceuticals, Inc. (a)	1,326	47,988
Amgen, Inc. (a)	15,375	887,906
Array Biopharma, Inc. (a)	2,073	8,396
BioMarin Pharmaceuticals, Inc. (a)	861	15,326
Celgene Corp. (a)	4,885	270,043
Cepheid, Inc. (a)	1,229	12,757
Genentech, Inc. (a)	3,900	323,349
Genzyme Corp. (a)	3,820	253,533
Gilead Sciences, Inc. (a)	3,900	199,446
Myriad Genetics, Inc. (a)	359	23,787
Onyx Pharmaceuticals, Inc. (a)	903	30,847
OSI Pharmaceuticals, Inc. (a)	567	22,141
Regeneron Pharmaceuticals, Inc. (a)	1,150	21,114
Rigel Pharmaceuticals, Inc. (a)	980	7,840
Seattle Genetics, Inc. (a)	1,940	17,344
United Therapeutics Corp. (a)	302	18,890
		2,160,707
Health Care Equipment & Supplies—0.7%
Analogic Corp.	230	6,274
Baxter International, Inc.	5,400	289,386
Beckman Coulter, Inc.	850	37,349
C.R. Bard, Inc.	365	30,755
China Medical Technologies, Inc., ADR	660	13,372
Cooper Companies, Inc.	900	14,760
Haemonetics Corp. (a)	310	17,515
Hansen Medical, Inc. (a)	600	4,332
Hill-Rom Holdings, Inc.	158	2,601
Hospira, Inc. (a)	1,375	36,877
Immucor, Inc. (a)	809	21,503
Intuitive Surgical, Inc. (a)	144	18,286
Masimo Corp. (a)	546	16,287

	Shares	Value
Medtronic, Inc.	3,800	$119,396
Meridian Bioscience, Inc.	710	18,084
Mindray Medical International Ltd., ADR	1,075	19,350
NuVasive, Inc. (a)	569	19,716
St. Jude Medical, Inc. (a)	610	20,106
STERIS Corp.	1,040	24,846
Teleflex, Inc.	750	37,575
Thoratec Corp. (a)	410	13,321
Varian Medical Systems, Inc. (a)	460	16,118
Wright Medical Group, Inc. (a)	2,027	41,412
		839,221
Health Care Providers & Services—1.2%
Alliance Imaging, Inc. (a)	3,091	24,635
Amedisys, Inc. (a)	290	11,989
AmSurg Corp. (a)	420	9,803
Community Health Systems, Inc. (a)	1,300	18,954
Cross Country Healthcare, Inc. (a)	1,290	11,339
DaVita, Inc. (a)	690	34,203
Express Scripts, Inc. (a)	975	53,606
Gentiva Health Services, Inc. (a)	540	15,800
Healthspring, Inc. (a)	323	6,450
Humana, Inc. (a)	5,000	186,400
inVentiv Health, Inc. (a)	1,554	17,933
Kindred Healthcare, Inc. (a)	800	10,416
Laboratory Corp. of America Holdings (a)	765	49,274
Magellan Health Services, Inc. (a)	190	7,440
McKesson Corp.	515	19,946
Medco Health Solutions, Inc. (a)	18,265	765,486
Mednax, Inc. (a)	300	9,510
MWI Veterinary Supply, Inc. (a)	723	19,492
NovaMed, Inc. (a)	1,893	6,550
Owens & Minor, Inc.	978	36,822
Psychiatric Solutions, Inc. (a)	1,239	34,506
Quest Diagnostics, Inc.	500	25,955
RehabCare Group, Inc. (a)	959	14,539
Res-Care, Inc. (a)	1,070	16,071
U.S. Physical Therapy, Inc. (a)	520	6,932
Universal Health Services, Inc., Class B	500	18,785
		1,432,836
Health Care Technology—0.0%
Eclipsys Corp. (a)	1,630	23,129
Omnicell, Inc. (a)	370	4,518
		27,647

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Shares	Value
Life Sciences Tools & Services—1.2%
Bio-Rad Laboratories, Inc., Class A (a)	224	$16,869
Charles River Laboratories International, Inc. (a)	1,180	30,916
Covance, Inc. (a)	4,925	226,698
Dionex Corp. (a)	272	12,199
ICON PLC, ADR (a)	680	13,389
Illumina, Inc. (a)	821	21,387
PAREXEL International Corp. (a)	725	7,040
Pharmaceutical Product Development, Inc.	795	23,063
Qiagen N.V. (a)	30,254	528,703
Sequenom, Inc. (a)	340	6,746
Thermo Fisher Scientific, Inc. (a)	17,476	595,407
Varian, Inc. (a)	900	30,159
		1,512,576
Pharmaceuticals—3.0%
Abbott Laboratories	14,300	763,191
Allergan, Inc.	1,195	48,183
Bristol-Myers Squibb Co.	14,400	334,800
Eurand NV (a)	1,739	14,973
Johnson & Johnson	12,300	735,909
Merck & Co., Inc.	7,200	218,880
Novartis AG, Registered Shares	11,628	582,615
Perrigo Co.	1,140	36,833
Roche Holding AG, Genusschein Shares	3,707	570,632
Schering-Plough Corp.	13,500	229,905
Teva Pharmaceutical Industries Ltd., ADR	2,800	119,196
		3,655,117
Industrials—7.4%
Aerospace & Defense—1.9%
AAR Corp. (a)	441	8,119
AerCap Holdings NV (a)	2,200	6,622
Esterline Technologies Corp. (a)	190	7,199
Goodrich Corp.	11,660	431,653
HEICO Corp.	150	5,825
Hexcel Corp. (a)	1,490	11,011
L-3 Communications Holdings, Inc.	4,575	337,543
Lockheed Martin Corp.	3,400	285,872
Moog, Inc., Class A (a)	180	6,583
Precision Castparts Corp.	2,975	176,953
Rolls-Royce Group PLC (a)	29,347	143,768
Rolls-Royce Group PLC, Class C Entitlement Shares (a)(b)(c)	1,678,648	2,413

	Shares	Value
Spirit Aerosystems Holdings, Inc., Class A (a)	1,969	$20,025
Stanley, Inc. (a)	390	14,126
Teledyne Technologies, Inc. (a)	853	38,001
United Technologies Corp.	15,762	844,843
		2,340,556
Air Freight & Logistics—0.1%
C.H. Robinson Worldwide, Inc.	705	38,796
HUB Group, Inc., Class A (a)	1,090	28,918
		67,714
Airlines—0.0%
Republic Airways Holdings, Inc. (a)	373	3,980
Skywest, Inc.	800	14,880
		18,860
Building Products—0.0%
Ameron International Corp.	141	8,872
Builders FirstSource, Inc. (a)	1,365	2,088
Lennox International, Inc.	390	12,593
NCI Building Systems, Inc. (a)	520	8,476
Universal Forest Products, Inc.	260	6,997
		39,026
Commercial Services & Supplies—0.4%
ABM Industries, Inc.	460	8,763
Brink's Co.	510	13,709
Casella Waste Systems, Inc., Class A (a)	880	3,590
Clean Harbors, Inc. (a)	100	6,344
Consolidated Graphics, Inc. (a)	520	11,773
Geo Group, Inc. (a)	1,438	25,927
Mobile Mini, Inc. (a)	1,730	24,947
Pitney Bowes, Inc.	644	16,409
Stericycle, Inc. (a)	975	50,778
United Stationers, Inc. (a)	280	9,377
Waste Connections, Inc. (a)	2,267	71,569
Waste Management, Inc.	5,900	195,526
		438,712
Construction & Engineering—0.6%
EMCOR Group, Inc. (a)	1,977	44,344
FLSmidth & Co. A/S	6,729	234,159
Foster Wheeler Ltd. (a)	1,515	35,421
Granite Construction, Inc.	262	11,510
Jacobs Engineering Group, Inc. (a)	925	44,492
KBR, Inc.	20,490	311,448
KHD Humboldt Wedag International Ltd. (a)	668	7,461
Maire Tecnimont SpA	37,940	77,158
		765,993
Electrical Equipment—0.9%
Alstom	3,705	218,791
AMETEK, Inc.	885	26,736
Belden, Inc.	450	9,396

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Shares	Value
Cooper Industries Ltd., Class A	1,000	$29,230
Dongfang Electrical Machinery Co., Ltd., Class H	8,358	21,159
Emerson Electric Co.	4,800	175,728
Energy Conversion Devices, Inc. (a)	287	7,235
First Solar, Inc. (a)	120	16,555
GrafTech International Ltd. (a)	1,430	11,897
II-VI, Inc. (a)	663	12,657
Polypore International, Inc. (a)	1,052	7,953
Regal-Beloit Corp.	330	12,537
Roper Industries, Inc.	790	34,294
Vestas Wind Systems A/S (a)	8,116	482,365
Woodward Governor Co.	230	5,295
		1,071,828
Industrial Conglomerates—0.4%
General Electric Co.	27,136	439,603
McDermott International, Inc. (a)	2,090	20,649
Textron, Inc.	1,600	22,192
		482,444
Machinery—1.2%
Astec Industries, Inc. (a)	296	9,274
Barnes Group, Inc.	1,088	15,776
Bucyrus International, Inc.	770	14,260
Chart Industries, Inc. (a)	568	6,038
Cummins, Inc.	7,275	194,461
Dynamic Materials Corp.	551	10,640
Eaton Corp.	4,100	203,811
EnPro Industries, Inc. (a)	570	12,278
Flowserve Corp.	2,810	144,715
FreightCar America, Inc.	373	6,815
Harsco Corp.	740	20,483
Illinois Tool Works, Inc.	7,700	269,885
ITT Corp.	680	31,273
Jain Irrigation Systems Ltd.	24,903	181,962
Joy Global, Inc.	6,010	137,569
Kadant, Inc. (a)	252	3,397
Kennametal, Inc.	1,100	24,409
LB Foster Co., Class A (a)	248	7,757
Lindsay Corp.	153	4,864
Nordson Corp.	246	7,943
Parker Hannifin Corp.	4,200	178,668
Robbins & Myers, Inc.	370	5,983
Wabtec Corp.	1,377	54,736
		1,546,997
Marine—0.0%
Alexander & Baldwin, Inc.	900	22,554
Genco Shipping & Trading Ltd.	509	7,533
		30,087
Professional Services—0.2%
CBIZ, Inc. (a)	1,000	8,650
CDI Corp.	681	8,812
Dun & Bradstreet Corp.	2,210	170,612

	Shares	Value
Exponent, Inc. (a)	280	$8,422
FTI Consulting, Inc. (a)	210	9,383
Huron Consulting Group, Inc. (a)	765	43,812
Korn/Ferry International (a)	710	8,108
MPS Group, Inc. (a)	2,180	16,415
Robert Half International, Inc.	1,050	21,861
		296,075
Road & Rail—1.0%
Canadian Pacific Railway Ltd.	600	20,172
Central Japan Railway Co.	46	397,572
Genesee & Wyoming, Inc., Class A (a)	360	10,980
Heartland Express, Inc.	690	10,875
Knight Transportation, Inc.	410	6,609
Landstar System, Inc.	5,070	194,840
Norfolk Southern Corp.	5,200	244,660
Old Dominion Freight Line, Inc. (a)	1,640	46,675
Ryder System, Inc.	130	5,041
Union Pacific Corp.	5,100	243,780
Werner Enterprises, Inc.	1,250	21,675
		1,202,879
Trading Companies & Distributors—0.4%
Beacon Roofing Supply, Inc. (a)	1,180	16,379
Fastenal Co.	635	22,130
Kaman Corp.	517	9,373
Mitsui & Co., Ltd.	20,000	204,586
W.W. Grainger, Inc.	3,200	252,288
Watsco, Inc.	470	18,048
		522,804
Transportation Infrastructure—0.3%
Koninklijke Vopak NV	3,457	131,170
Macquarie Infrastructure Group	159,513	191,319
		322,489
Information Technology—8.8%
Communications Equipment—1.1%
ADC Telecommunications, Inc. (a)	1,150	6,291
Anaren, Inc. (a)	748	8,939
Arris Group, Inc. (a)	1,832	14,564
Bel Fuse, Inc., Class B	240	5,088
Black Box Corp.	401	10,474
Brocade Communications Systems, Inc. (a)	1,090	3,052
Ciena Corp. (a)	880	5,896
Cisco Systems, Inc. (a)	32,680	532,684
Comtech Telecommunications Corp. (a)	150	6,873
Digi International, Inc. (a)	1,076	8,726

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Shares	Value
Dycom Industries, Inc. (a)	810	$6,658
Emulex Corp. (a)	950	6,631
F5 Networks, Inc. (a)	755	17,259
Harris Corp.	935	35,577
Juniper Networks, Inc. (a)	1,395	24,426
Nokia Oyj, ADR	10,800	168,480
Polycom, Inc. (a)	1,753	23,683
QUALCOMM, Inc.	13,300	476,539
Research In Motion Ltd. (a)	355	14,406
Riverbed Technology, Inc. (a)	1,167	13,292
Tellabs, Inc. (a)	2,300	9,476
		1,399,014
Computers & Peripherals—2.2%
Apple, Inc. (a)	5,700	486,495
Diebold, Inc.	1,100	30,899
Electronics for Imaging, Inc. (a)	720	6,883
EMC Corp. (a)	59,700	625,059
Hewlett-Packard Co.	23,260	844,106
International Business Machines Corp.	7,600	639,616
NCR Corp. (a)	3,200	45,248
NetApp, Inc. (a)	1,365	19,069
QLogic Corp. (a)	630	8,467
Synaptics, Inc. (a)	250	4,140
		2,709,982
Electronic Equipment, Instruments & Components—0.3%
Agilent Technologies, Inc. (a)	1,705	26,649
Anixter International, Inc. (a)	370	11,144
Arrow Electronics, Inc. (a)	1,500	28,260
Benchmark Electronics, Inc. (a)	1,180	15,069
Brightpoint, Inc. (a)	5,730	24,925
CPI International, Inc. (a)	740	6,408
Daktronics, Inc.	1,608	15,051
FLIR Systems, Inc. (a)	5,100	156,468
Itron, Inc. (a)	325	20,716
Mettler-Toledo International, Inc. (a)	300	20,220
MTS Systems Corp.	380	10,123
NAM TAI Electronics, Inc.	1,660	9,130
Plexus Corp. (a)	350	5,933
Trimble Navigation Ltd. (a)	870	18,801
		368,897
Internet Software & Services—0.8%
Equinix, Inc. (a)	4,279	227,600
Google, Inc., Class A (a)	2,137	657,448
GSI Commerce, Inc. (a)	1,340	14,097
Interwoven, Inc. (a)	2,340	29,484
Sohu.com, Inc. (a)	388	18,368
Switch & Data Facilities Co., Inc. (a)	2,084	15,401
VeriSign, Inc. (a)	1,285	24,518
Websense, Inc. (a)	1,223	18,308
		1,005,224

	Shares	Value
IT Services—0.5%
Alliance Data Systems Corp. (a)	735	$34,200
CACI International, Inc., Class A (a)	866	39,048
Cognizant Technology Solutions Corp., Class A (a)	1,505	27,180
CSG Systems International, Inc. (a)	517	9,032
Fiserv, Inc. (a)	735	26,732
Gartner, Inc. (a)	590	10,520
Global Payments, Inc.	815	26,724
Hewitt Associates, Inc., Class A (a)	1,040	29,515
Mantech International Corp., Class A (a)	140	7,587
MasterCard, Inc., Class A	125	17,866
MAXIMUS, Inc.	310	10,884
Paychex, Inc.	960	25,229
TeleTech Holdings, Inc. (a)	2,947	24,607
Visa, Inc., Class A	6,000	314,700
		603,824
Semiconductors & Semiconductor Equipment—1.7%
Actel Corp. (a)	835	9,786
Advanced Energy Industries, Inc. (a)	410	4,080
Altera Corp.	1,070	17,880
Analog Devices, Inc.	2,440	46,409
ASML Holding N.V., N.Y. Registered Shares	1,650	29,815
ASML Holding NV	15,831	282,506
ATMI, Inc. (a)	440	6,789
Broadcom Corp., Class A (a)	11,185	189,809
Cabot Microelectronics Corp. (a)	310	8,082
Fairchild Semiconductor International, Inc. (a)	1,380	6,748
FormFactor, Inc. (a)	610	8,906
Hittite Microwave Corp. (a)	420	12,373
Intel Corp.	23,600	345,976
International Rectifier Corp. (a)	1,200	16,200
Intersil Corp., Class A	10,615	97,552
Kulicke & Soffa Industries, Inc. (a)	1,452	2,468
Lam Research Corp. (a)	11,200	238,336
Linear Technology Corp.	10,600	234,472
Marvell Technology Group Ltd. (a)	2,265	15,108
Mattson Technology, Inc. (a)	1,470	2,073
MEMC Electronic Materials, Inc. (a)	1,010	14,423
Microchip Technology, Inc.	6,400	124,992
Microsemi Corp. (a)	910	11,502
MKS Instruments, Inc. (a)	453	6,700
Monolithic Power Systems, Inc. (a)	1,549	19,533

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Shares	Value
Silicon Laboratories, Inc. (a)	555	$13,753
Skyworks Solutions, Inc. (a)	4,000	22,160
Standard Microsystems Corp. (a)	430	7,026
Tokyo Electron Ltd.	7,200	252,851
Varian Semiconductor Equipment Associates, Inc. (a)	162	2,935
Verigy Ltd. (a)	544	5,233
Zoran Corp. (a)	867	5,922
		2,062,398
Software—2.2%
Activision Blizzard, Inc. (a)	21,946	189,613
Adobe Systems, Inc. (a)	8,900	189,481
ANSYS, Inc. (a)	1,592	44,401
Autodesk, Inc. (a)	722	14,187
Blackboard, Inc. (a)	450	11,803
BMC Software, Inc. (a)	10,600	285,246
Citrix Systems, Inc. (a)	1,492	35,166
Concur Technologies, Inc. (a)	506	16,607
EPIQ Systems, Inc. (a)	530	8,856
FactSet Research Systems, Inc.	770	34,065
Informatica Corp. (a)	1,162	15,954
Intuit, Inc. (a)	735	17,486
Jack Henry & Associates, Inc.	360	6,988
Lawson Software, Inc. (a)	559	2,650
McAfee, Inc. (a)	1,040	35,953
Mentor Graphics Corp. (a)	850	4,395
Micros Systems, Inc. (a)	953	15,553
Microsoft Corp.	38,860	755,438
MSC.Software Corp. (a)	1,200	8,016
Net 1 UEPS Technologies, Inc. (a)	1,090	14,933
Nintendo Co., Ltd.	900	345,775
Oracle Corp. (a)	21,700	384,741
Progress Software Corp. (a)	310	5,971
Salesforce.com, Inc. (a)	625	20,006
SPSS, Inc. (a)	240	6,470
Sybase, Inc. (a)	1,340	33,192
Symantec Corp. (a)	11,250	152,100
Synopsys, Inc. (a)	1,000	18,520
Wind River Systems, Inc. (a)	1,390	12,552
		2,686,118
Materials—2.9%
Chemicals—1.8%
Agrium, Inc.	475	16,212
Air Products & Chemicals, Inc.	625	31,419
Albemarle Corp.	1,000	22,300
CF Industries Holdings, Inc.	370	18,189
Cytec Industries, Inc.	330	7,003
E.I. Du Pont de Nemours & Co.	8,000	202,400
Ecolab, Inc.	745	26,187
H.B. Fuller Co.	1,050	16,916
Intrepid Potash, Inc. (a)	1,038	21,559

	Shares	Value
Koppers Holdings, Inc.	681	$14,723
Linde AG	3,505	296,605
Monsanto Co.	7,130	501,595
NewMarket Corp.	360	12,568
OM Group, Inc. (a)	700	14,777
Potash Corp. of Saskatchewan, Inc.	4,860	355,849
PPG Industries, Inc.	975	41,369
Praxair, Inc.	5,200	308,672
Shin-Etsu Chemical Co., Ltd.	5,500	252,262
Solutia, Inc. (a)	1,560	7,020
Umicore	3	59
		2,167,684
Construction Materials—0.1%
CRH PLC	5,829	147,505
Eagle Materials, Inc.	636	11,709
Texas Industries, Inc.	160	5,520
		164,734
Containers & Packaging—0.1%
Crown Holdings, Inc. (a)	1,900	36,480
Greif, Inc., Class A	703	23,501
Greif, Inc., Class B	518	17,612
Packaging Corp. of America	2,513	33,825
		111,418
Metals & Mining—0.8%
Agnico-Eagle Mines Ltd.	580	29,771
Allegheny Technologies, Inc.	1,650	42,124
BHP Billiton Ltd.	9,996	210,529
Carpenter Technology Corp.	290	5,957
Compass Minerals International, Inc.	100	5,866
Freeport-McMoRan Copper & Gold, Inc.	7,656	187,113
Harry Winston Diamond Corp.	1,043	4,787
Haynes International, Inc. (a)	269	6,623
Nucor Corp.	11,000	508,200
RTI International Metals, Inc. (a)	710	10,160
Schnitzer Steel Industries, Inc., Class A	220	8,283
Worthington Industries, Inc.	890	9,808
		1,029,221
Paper & Forest Products—0.1%
Clearwater Paper Corp. (a)	880	7,383
Mercer International, Inc. (a)	1,220	2,342
Weyerhaeuser Co.	4,822	147,602
		157,327
Telecommunication Services—1.8%
Diversified Telecommunication Services—1.2%
AT&T, Inc.	35,454	1,010,439
tw telecom, Inc. (a)	889	7,530
Verizon Communications, Inc.	11,699	396,596
Warwick Valley Telephone Co.	690	6,307
		1,420,872

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Shares	Value
Wireless Telecommunication Services—0.6%
American Tower Corp., Class A (a)	2,442	$71,600
China Unicom Ltd.	204,000	248,165
Bharti Airtel Ltd. (a)	14,198	209,109
NII Holdings, Inc. (a)	9,400	170,892
Syniverse Holdings, Inc. (a)	3,035	36,238
		736,004
Utilities—2.8%
Electric Utilities—1.6%
ALLETE, Inc.	450	14,522
American Electric Power Co., Inc.	1,700	56,576
Edison International	1,600	51,392
El Paso Electric Co. (a)	870	15,738
Electricite de France	4,719	274,273
Entergy Corp.	5,325	442,667
Exelon Corp.	4,700	261,367
Fortum Oyj	10,570	227,037
FPL Group, Inc.	7,250	364,892
Great Plains Energy, Inc.	540	10,438
Hawaiian Electric Industries, Inc.	350	7,749
ITC Holdings Corp.	963	42,064
Maine & Maritimes Corp.	149	5,789
MGE Energy, Inc.	450	14,850
PPL Corp.	8,025	246,287
UIL Holdings Corp.	470	14,114
		2,049,755
Gas Utilities—0.2%
AGL Resources, Inc.	1,700	53,295
GDF Suez	2,898	143,530
Questar Corp.	1,190	38,901
		235,726
Independent Power Producers & Energy Traders—0.3%
Black Hills Corp.	620	16,715
Huaneng Power International, Inc., Class H	524,000	382,757
		399,472
Multi-Utilities—0.6%
Avista Corp.	840	16,279
CH Energy Group, Inc.	500	25,695
NorthWestern Corp.	640	15,021
PG&E Corp.	8,411	325,590
Public Service Enterprise Group, Inc.	4,472	130,448
Sempra Energy	1,300	55,419
Suez Environnement SA (a)	6,730	113,480
Wisconsin Energy Corp.	1,300	54,574
		736,506
Water Utilities—0.1%
Epure International Ltd.	542,000	93,030
Total Common Stocks (cost of $91,379,800)		73,266,170

	Par	Value
Mortgage-Backed Securities—12.7%
Federal Home Loan Mortgage Corp. 5.000% 12/01/35	$910,000	$931,224
5.000% 03/01/38	552,472	565,185
5.000% 07/01/38	505,982	517,625
5.500% 12/01/20	24,885	25,686
5.500% 01/01/21	411,278	424,708
5.500% 07/01/21	191,555	197,569
5.500% 08/01/21	542,275	559,301
5.500% 12/01/32	51,528	52,973
5.500% 08/01/35	120,493	123,492
5.500% 10/01/35	274,783	281,621
5.500% 11/01/35	753,634	772,390
5.500% 12/01/37	783,491	802,822
6.000% 11/01/14	27,217	28,222
6.500% 05/01/11	9,764	10,144
6.500% 06/01/11	88,881	92,338
6.500% 03/01/26	70,026	73,417
6.500% 06/01/26	82,384	86,374
6.500% 03/01/27	25,749	26,996
6.500% 09/01/28	86,166	90,232
6.500% 06/01/31	211,832	221,298
6.500% 07/01/31	22,214	23,248
6.500% 11/01/32	14,878	15,525
6.500% 11/01/37	517,093	537,667
7.000% 04/01/29	6,633	6,981
7.000% 08/01/31	9,558	10,044
7.500% 01/01/30	17,658	18,742
8.000% 09/01/15	5,725	6,085
12.000% 07/01/20	32,989	35,570
Federal National Mortgage Association 5.000% 02/01/36	945,200	966,360
5.000% 05/01/37	590,736	603,835
5.500% 11/01/21	686,631	708,404
5.500% 05/01/36	1,083,949	1,112,449
5.500% 11/01/36	647,952	664,988
5.500% 06/01/38	435,617	447,002
6.000% 07/01/31	23,014	23,803
6.000% 07/01/35	434,079	447,459
6.000% 02/01/36	129,585	133,559
6.000% 04/01/36	27,004	27,832
6.000% 09/01/36	363,508	374,656
6.000% 07/01/37	1,243,633	1,281,702
6.000% 08/01/37	948,064	977,085
6.000% 06/01/38	134,669	138,777
6.500% 12/01/31	1,821	1,905
6.500% 05/01/33	3,774	3,950
6.500% 10/01/36	629,890	654,987
6.500% 08/01/37	192,875	200,549
7.000% 07/01/31	11,610	12,285
7.000% 07/01/32	5,022	5,314
7.000% 07/01/37	119,133	124,875
7.500% 09/01/15	7,316	7,646
7.500% 02/01/30	7,282	7,710
7.500% 08/01/31	26,921	28,523
8.000% 04/01/30	1,284	1,364
8.000% 05/01/30	3,921	4,165

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Par	Value
Government National Mortgage Association 4.625% 07/20/25 (d)	$15,199	$14,925
6.000% 03/15/29	2,269	2,357
6.500% 05/15/13	19,759	20,829
6.500% 05/15/24	18,891	19,717
6.500% 04/15/29	18,789	19,749
6.500% 05/15/29	12,268	12,895
7.000% 11/15/13	2,275	2,398
7.000% 06/15/31	3,539	3,742
7.000% 06/15/32	921	969
8.000% 03/15/26	134,602	143,271
9.000% 12/15/17	2,287	2,448
Total Mortgage-Backed Securities (cost of $15,188,588)		15,741,963
CORPORATE FIXED-INCOME BONDS & NOTES—9.5%
Basic Materials—0.3%
Chemicals—0.0%
EI Du Pont de Nemours & Co. 5.000% 07/15/13	60,000	60,361
Forest Products & Paper—0.1%
Domtar Corp. 7.125% 08/15/15	155,000	100,750
Iron/Steel—0.1%
Nucor Corp. 5.850% 06/01/18	130,000	126,156
Metals & Mining—0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 04/01/17	165,000	135,300
Communications—1.6%
Media—0.7%
Comcast Cable Holdings LLC 9.875% 06/15/22	5,000	5,938
Comcast Corp. 7.050% 03/15/33	200,000	208,618
EchoStar DBS Corp. 6.625% 10/01/14	180,000	150,300
News America, Inc. 6.550% 03/15/33	150,000	134,485
R.H. Donnelley Corp. 8.875% 10/15/17	285,000	42,750
Time Warner Cable, Inc. 7.300% 07/01/38	140,000	145,441
Viacom, Inc. 6.125% 10/05/17	75,000	62,161
Walt Disney Co. 4.500% 12/15/13	125,000	125,825
		875,518

	Par	Value
Telecommunication Services—0.9%
AT&T, Inc. 5.100% 09/15/14	$160,000	$157,278
BellSouth Corp. 6.000% 10/15/11	2,000	2,041
British Telecommunications PLC 5.150% 01/15/13	125,000	119,075
Cricket Communications, Inc. 9.375% 11/01/14	135,000	121,500
France Telecom SA 7.750% 03/01/11	1,000	1,052
Intelsat Corp. 9.250% 06/15/16 (e)	140,000	127,400
Lucent Technologies, Inc. 6.450% 03/15/29	210,000	84,000
New Cingular Wireless Services, Inc. 8.125% 05/01/12	3,000	3,217
8.750% 03/01/31	108,000	135,009
Qwest Communications International, Inc. 7.500% 02/15/14	40,000	28,600
Qwest Corp. 8.875% 03/15/12	105,000	97,125
Telefonica Emisones SAU 5.984% 06/20/11	125,000	123,284
Vodafone Group PLC 5.000% 12/16/13	145,000	139,486
		1,139,067
Consumer Cyclical—0.6%
Apparel—0.1%
Levi Strauss & Co.
9.750% 01/15/15	165,000	122,100
Lodging—0.3%
Marriott International, Inc. 5.625% 02/15/13	150,000	114,000
Mashantucket Western Pequot Tribe 8.500% 11/15/15 (e)	175,000	68,688
MGM Mirage 7.500% 06/01/16	190,000	120,412
		303,100
Retail—0.2%
CVS Caremark Corp.
5.750% 06/01/17	125,000	117,684
Wal-Mart Stores, Inc.
5.800% 02/15/18	150,000	165,982
		283,666
Consumer Non-Cyclical—0.6%
Beverages—0.1%
Bottling Group LLC
6.950% 03/15/14	150,000	162,871

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Par	Value
Food—0.2%
ConAgra Foods, Inc.
6.750% 09/15/11	$90,000	$90,977
Kraft Foods, Inc.
6.500% 08/11/17	150,000	150,771
		241,748
Healthcare Products—0.1%
Biomet, Inc. PIK, 10.375% 10/15/17	180,000	142,200
Healthcare Services—0.1%
HCA, Inc. PIK, 9.625% 11/15/16	140,000	109,200
Pharmaceuticals—0.1%
Wyeth 5.500% 02/01/14	145,000	147,289
Energy—0.9%
Oil & Gas—0.5%
Canadian Natural Resources Ltd. 5.700% 05/15/17	125,000	109,016
Chesapeake Energy Corp.
6.375% 06/15/15	150,000	118,500
Nexen, Inc.
5.875% 03/10/35	150,000	112,933
Talisman Energy, Inc.
6.250% 02/01/38	150,000	108,914
Valero Energy Corp. 6.875% 04/15/12	115,000	115,647
		565,010
Oil & Gas Services—0.1%
Halliburton Co. 5.900% 09/15/18	100,000	105,501
Weatherford International Ltd. 5.150% 03/15/13	100,000	88,057
		193,558
Pipelines—0.3%
El Paso Corp.
6.875% 06/15/14	145,000	117,061
MarkWest Energy Partners LP
8.500% 07/15/16	150,000	95,625
Plains All American Pipeline LP/PAA 6.650% 01/15/37	90,000	61,926
TEPPCO Partners LP 7.625% 02/15/12	10,000	9,632
TransCanada Pipelines Ltd. 6.350% 05/15/67 (d)	225,000	100,574
		384,818

	Par	Value
Financials—3.6%
Banks—1.5%
Bank of New York Mellon Corp. 5.125% 08/27/13	$225,000	$229,913
Credit Suisse/New York
6.000% 02/15/18	160,000	146,932
Deutsche Bank AG/London
4.875% 05/20/13	225,000	220,903
HSBC Capital Funding LP
9.547% 12/31/49 (d)(e)	250,000	198,075
JPMorgan Chase & Co.
6.000% 01/15/18	250,000	263,881
Keycorp
6.500% 05/14/13	155,000	142,892
SunTrust Preferred Capital I
5.853% 12/15/11 (d)	200,000	108,000
USB Capital IX
6.189% 04/15/49 (d)	350,000	164,500
Wachovia Corp.
4.875% 02/15/14	300,000	275,603
Wells Fargo & Co.
5.250% 10/23/12	85,000	86,575
		1,837,274
Diversified Financial Services—1.5%
AGFC Capital Trust I
6.000% 01/15/67 (d)(e)	250,000	59,712
American Express Credit Corp. 5.875% 05/02/13	130,000	124,796
Capital One Financial Corp.
5.500% 06/01/15	315,000	274,850
CDX North America High Yield
8.875% 06/29/13 (e)	297,000	267,300
Citicorp Lease Pass-Through Trust
8.040% 12/15/19 (e)	575,000	541,578
General Electric Capital Corp. 5.000% 01/08/16	85,000	82,315
Goldman Sachs Group, Inc. 6.345% 02/15/34	180,000	130,618
Lehman Brothers Holdings, Inc. 5.750% 07/18/11 (c)(f)	250,000	23,750
Merrill Lynch & Co., Inc. 6.050% 08/15/12	250,000	246,645
Morgan Stanley 6.750% 04/15/11	100,000	98,392
		1,849,956
Insurance—0.4%
Chubb Corp. 5.750% 05/15/18	90,000	86,415
Principal Life Income Funding Trusts 5.300% 04/24/13	140,000	131,142
Prudential Financial, Inc. 4.500% 07/15/13	2,000	1,533
6.000% 12/01/17	150,000	120,330
UnitedHealth Group, Inc. 5.250% 03/15/11	150,000	141,040
		480,460

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Par	Value
Real Estate—0.0%
ERP Operating LP 5.200% 04/01/13	$1,000	$743
Real Estate Investment Trusts (REITs)—0.2%
Health Care Property Investors, Inc. 6.450% 06/25/12	159,000	131,468
Simon Property Group LP 5.750% 12/01/15	150,000	97,979
		229,447
Industrials—0.6%
Aerospace & Defense—0.1%
United Technologies Corp. 5.375% 12/15/17	150,000	151,634
Environmental Control—0.1%
Allied Waste North America, Inc. 7.125% 05/15/16	140,000	127,400
Machinery—0.2%
Caterpillar Financial Services Corp. 5.450% 04/15/18	200,000	187,257
Transportation—0.2%
Burlington Northern Santa Fe Corp. 6.200% 08/15/36	125,000	115,265
Union Pacific Corp. 3.875% 02/15/09	25,000	25,046
6.650% 01/15/11	100,000	99,651
		239,962
Technology—0.3%
Networking & Telecom Equipment—0.2%
Cisco Systems, Inc. 5.250% 02/22/11	185,000	192,055
Software—0.1%
Oracle Corp. 6.500% 04/15/38	145,000	159,639
Utilities—1.0%
Electric—0.9%
Commonwealth Edison Co. 5.950% 08/15/16	125,000	116,650
Consolidated Edison Co. of New York, Inc. 4.700% 06/15/09	7,000	6,999
5.850% 04/01/18	160,000	161,118
Energy East Corp. 6.750% 06/15/12	1,000	1,002
Indiana Michigan Power Co. 5.650% 12/01/15	250,000	228,554
NiSource Finance Corp. 5.400% 07/15/14	9,000	6,158

	Par	Value
NY State Electric & Gas Corp. 5.750% 05/01/23	$1,000	$815
Pacific Gas & Electric Co. 5.800% 03/01/37	170,000	176,325
Progress Energy, Inc. 7.750% 03/01/31	150,000	150,182
Southern California Edison Co. 5.000% 01/15/14	150,000	152,683
Texas Competitive Electric Holdings Co. PIK, 10.500% 11/01/16 (e)	195,000	94,088
		1,094,574
Gas—0.1%
Atmos Energy Corp. 6.350% 06/15/17	125,000	110,752
Total Corporate Fixed-Income Bonds & Notes (cost of $14,155,609)		11,753,865
GOVERNMENT & AGENCY OBLIGATIONS—4.6%
Foreign Government Obligations—0.6%
Province of Ontario 3.125% 09/08/10	225,000	227,306
Province of Quebec 5.000% 07/17/09	215,000	215,310
United Mexican States 7.500% 04/08/33	273,000	311,903
		754,519
U.S. Government Agencies—1.0%
Federal Home Loan Bank 5.500% 08/13/14	290,000	334,375
Federal Home Loan Mortgage Corp. 5.500% 08/23/17	710,000	837,315
6.750% 03/15/31	20,000	29,329
Federal National Mortgage Association 5.375% 08/15/09 (g)	40,000	41,200
		1,242,219
U.S. Government Obligations—3.0%
U.S. Treasury Bonds 5.375% 02/15/31	2,033,000	2,793,468
U.S. Treasury Inflation Indexed Bond 3.500% 01/15/11	871,332	855,199
		3,648,667
Total Government & Agency Obligations (cost of $4,932,282)		5,645,405

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Par	Value
COLLATERALIZED MORTGAGE OBLIGATIONS—4.6%
Agency—2.6%
Federal Home Loan Mortgage Corp. 4.000% 09/15/15	$142,542	$143,620
4.500% 03/15/21	180,000	183,476
4.500% 08/15/28	597,000	607,987
6.000% 02/15/28	515,976	530,398
Federal National Mortgage Association 5.000% 07/25/15	1,364,056	1,372,783
5.000% 12/25/15	406,340	411,600
		3,249,864
Non-Agency—2.0%
American Mortgage Trust 8.445% 09/27/22 (d)	7,341	4,449
Bear Stearns Adjustable Rate Mortgage Trust 5.509% 02/25/47 (d)	638,999	328,218
Countrywide Alternative Loan Trust 5.250% 03/25/35	52,302	40,534
5.250% 08/25/35	281,354	193,703
5.500% 10/25/35	532,820	343,070
JPMorgan Mortgage Trust 6.041% 10/25/36 (d)	604,843	421,836
Lehman Mortgage Trust 6.500% 01/25/38	545,861	353,957
WaMu Mortgage Pass-Through Certificates 5.706% 02/25/37 (d)	1,098,656	599,294
Washington Mutual Alternative Mortgage Pass-Through Certificates 5.500% 10/25/35	120,807	98,788
Wells Fargo Alternative Loan Trust 5.500% 02/25/35	52,423	40,805
		2,424,654
Total Collateralized Mortgage Obligations (cost of $7,226,846)		5,674,518
COMMERCIAL MORTGAGE-BACKED SECURITIES—3.1%
Bear Stearns Commercial Mortgage Securities 4.680% 08/13/39 (d)	32,000	28,946
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.366% 12/11/49 (d)	310,000	138,853
CS First Boston Mortgage Securities Corp. 4.577% 04/15/37	759,000	709,607
First Union-Chase Commercial Mortgage 6.645% 06/15/31	90,555	90,203

	Par	Value
JPMorgan Chase Commercial Mortgage Securities Corp. 4.780% 07/15/42	$200,000	$112,220
5.447% 06/12/47	358,000	220,181
5.525% 04/15/43 (d)	989,000	500,954
LB-UBS Commercial Mortgage Trust 5.084% 02/15/31	120,000	104,576
6.510% 12/15/26	724,435	713,501
Merrill Lynch Mortgage Trust 5.242% 11/12/37 (d)	310,000	184,659
Morgan Stanley Capital I 4.970% 12/15/41	73,000	63,324
5.387% 03/12/44 (d)	1,200,000	970,198
PNC Mortgage Acceptance Corp. 5.910% 03/12/34	4,895	4,853
Total Commercial Mortgage-Backed Securities (cost of $5,130,565)		3,842,075
ASSET-BACKED SECURITIES—2.0%
Citicorp Residential Mortgage Securities, Inc. 6.080% 06/25/37	340,000	244,288
Consumer Funding LLC 5.430% 04/20/15	510,000	509,516
Ford Credit Auto Owner Trust 5.470% 06/15/12	500,000	463,819
Franklin Auto Trust 5.360% 05/20/16	632,000	573,968
Green Tree Financial Corp. 6.870% 01/15/29	79,836	64,013
USAA Auto Owner Trust 4.500% 10/15/13	685,000	612,119
Total Asset-Backed Securities (cost of $2,778,927)		2,467,723
	Shares
PREFERRED STOCK—0.2%
Financials—0.2%
Insurance—0.2%
Unipol Gruppo Finanziario SpA	154,332	168,033
Total Preferred Stock (cost of $426,495)		168,033
CONVERTIBLE PREFERRED STOCKS—0.2%
Health Care—0.1%
Pharmaceuticals—0.1%
Schering-Plough Corp., 6.000%	700	122,150

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

	Shares	Value
Materials—0.1%
Metals & Mining—0.1%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	3,200	$151,200
Total Convertible Preferred Stocks (cost of $318,747)		273,350
INVESTMENT COMPANY—0.0%
iShares Russell 2000 Growth Index Fund	210	10,681
Total Investment Company (cost of $11,599)		10,681
	Par
CONVERTIBLE BOND—0.0%
Financials—0.0%
Real Estate Investment Trusts (REITs)—0.0%
Vornado Realty Trust 3.625% 11/15/26	$9,000	7,133
Total Convertible Bond (cost of $7,104)		7,133
SHORT-TERM OBLIGATION—3.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by U.S. Government Agency Obligations with various maturities to 11/17/15, market value $3,788,963 (repurchase proceeds $3,694,002)	3,694,000	3,694,000
Total Short-Term Obligation (cost of $3,694,000)		3,694,000
Total Investments—99.2% (cost of $145,250,562) (h)		122,544,916
Other Assets & Liabilities, Net—0.8%		940,019
Net Assets—100.0%		$123,484,935

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Illiquid security.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2008.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities, which are not illiquid, amounted to $1,356,841, which represents 1.1% of net assets.

(f)  The issuer had filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At December 31, 2008, the value of this security amounted to $23,750, which represents less than 0.1% of net assets.

(g)  A portion of the security is pledged as collateral for open futures contracts. At December 31, 2008, the total market value pledged amounted to $41,200.

(h)  Cost for federal income tax purposes is $147,630,946.

At December 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	59.3
Mortgage-Backed Securities	12.7
Corporate Fixed-Income Bonds & Notes	9.5
Collateralized Mortgage Obligations	4.6
Government & Agency Obligations	4.6
Commercial Mortgage-Backed Securities	3.1
Asset-Backed Securities	2.0
Convertible Preferred Stocks	0.2
Preferred Stock	0.2
Investment Company	0.0	*
Convertible Bond	0.0	*
	96.2
Short-Term Obligation	3.0
Other Assets & Liabilities, Net	0.8
	100.0

* Rounds to less than 0.1%.

At December 31, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	7	$1,575,175	$1,555,696	Mar-2009	$19,479

At December 31, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2-Year U.S. Treasury Notes	10	$2,180,625	$2,179,186	Mar-2009	$(1,439)

For the year ended December 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2007	6	$2,264
Options written	78	19,908
Options terminated in closing purchase transactions	(55)	(10,266)
Options exercised	—	—
Options expired	(29)	(11,906)
Options outstanding at December 31, 2008	—	$—

Acronym	Name
ADR	American Depositary Receipt

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$145,250,562
Investments, at value	$122,544,916
Cash	186,315
Cash collateral for futures contracts	375,000
Foreign currency (cost of $57,607)	57,510
Receivable for:
Investments sold	60,495
Fund shares sold	180,921
Interest	433,081
Dividends	122,574
Foreign tax reclaims	14,620
Futures variation margin	21,138
Expense reimbursement due from investment advisor and distributor	1,919
Trustees' deferred compensation plan	22,405
Other assets	6,884
Total Assets	124,027,778
Liabilities
Payable for:
Investments purchased	155,653
Fund shares repurchased	170,374
Investment advisory fee	46,548
Administration fee	15,516
Transfer agent fee	48
Pricing and bookkeeping fees	15,766
Trustees' fees	36,081
Audit fee	42,100
Custody fee	10,782
Distribution fees — Class B	6,849
Chief compliance officer expenses	168
Trustees' deferred compensation plan	22,405
Deferred foreign capital gains tax payable	3,445
Other liabilities	17,108
Total Liabilities	542,843
Net Assets	$123,484,935
Net Assets Consist of
Paid-in capital	$160,637,501
Undistributed net investment income	4,691,092
Accumulated net realized loss	(19,153,547)
Net unrealized appreciation (depreciation) on:
Investments	(22,705,646)
Foreign currency translations	940
Foreign capital gains tax	(3,445)
Futures contracts	18,040
Net Assets	$123,484,935
Class A
Net assets	$93,499,574
Shares outstanding	10,032,361
Net asset value per share	$9.32
Class B
Net assets	$29,985,361
Shares outstanding	3,234,835
Net asset value per share	$9.27

See Accompanying Notes to Financial Statements.

Statement of Operations

Columbia Asset Allocation Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Dividends	$2,280,012
Interest	3,726,024
Securities lending	87,189
Foreign taxes withheld	(52,937)
Total Investment Income	6,040,288
Expenses
Investment advisory fee	775,428
Administration fee	258,476
Distribution fees — Class B	106,420
Transfer agent fee	452
Pricing and bookkeeping fees	134,088
Trustees' fees	21,122
Custody fee	191,806
Chief compliance officer expenses	608
Other expenses	114,139
Total Expenses	1,602,539
Fees waived or expenses reimbursed by investment advisor	(198,231)
Fees reimbursed by distributor — Class B	(42,506)
Custody earnings credit	(3,816)
Net Expenses	1,357,986
Net Investment Income	4,682,302
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Foreign Capital Gains Tax, Futures Contracts and Written Options
Net realized loss on:
Investments	(16,985,516)
Foreign currency transactions	(48,473)
Futures contracts	(1,109,440)
Written options	(167)
Net realized loss	(18,143,596)
Net change in unrealized appreciation (depreciation) on:
Investments	(41,331,641)
Foreign currency translations	496
Foreign capital gains tax	2,479
Futures contracts	18,040
Written options	(644)
Net change in unrealized appreciation (depreciation)	(41,311,270)
Net Loss	(59,454,866)
Net Decrease Resulting from Operations	$(54,772,564)

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Columbia Asset Allocation Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2008	Year Ended December 31, 2007
Operations
Net investment income	$4,682,302	$5,428,087
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(18,143,596)	20,904,845
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, foreign capital gains tax, futures contracts and written options	(41,311,270)	(5,806,458)
Net increase (decrease) resulting from operations	(54,772,564)	20,526,474
Distributions to Shareholders
From net investment income:
Class A	(4,261,045)	(4,742,428)
Class B	(1,338,187)	(1,514,499)
From net realized gains:
Class A	(15,371,089)	(15,829,619)
Class B	(5,099,906)	(5,325,754)
Total distributions to shareholders	(26,070,227)	(27,412,300)
Net Capital Stock Transactions	(11,205,014)	(21,462,817)
Total decrease in net assets	(92,047,805)	(28,348,643)
Net Assets
Beginning of period	215,532,740	243,881,383
End of period	$123,484,935	$215,532,740
Undistributed net investment income, at end of period	$4,691,092	$5,434,965
Capital Stock Activity

	Year Ended December 31,
	2008		2007
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	161,132	$1,880,999	211,358	$3,352,004
Distributions reinvested	1,660,925	19,632,134	1,358,788	20,572,047
Redemptions	(2,446,132)	(29,756,069)	(2,518,770)	(39,986,599)
Net decrease	(624,075)	(8,242,936)	(948,624)	(16,062,548)
Class B
Subscriptions	350,053	4,465,963	155,493	2,453,351
Distributions reinvested	547,457	6,438,093	453,598	6,840,253
Redemptions	(1,154,052)	(13,866,134)	(943,810)	(14,693,873)
Net decrease	(256,542)	(2,962,078)	(334,719)	(5,400,269)

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia Asset Allocation Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007	2006(a)	2005	2004
Net Asset Value, Beginning of Period	$15.25	$15.82	$15.40	$14.83	$13.80
Income from Investment Operations:
Net investment income (b)	0.35	0.38	0.36	0.33	0.31
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax, futures contracts and written options	(4.24)	1.06	1.36	0.61	1.04
Total from investment operations	(3.89)	1.44	1.72	0.94	1.35
Less Distributions to Shareholders:
From net investment income	(0.44)	(0.46)	(0.41)	(0.37)	(0.32)
From net realized gains	(1.60)	(1.55)	(0.89)	—	—
Total distributions to shareholders	(2.04)	(2.01)	(1.30)	(0.37)	(0.32)
Net Asset Value, End of Period	$9.32	$15.25	$15.82	$15.40	$14.83

Total return (c)(d)(e)	(28.32)%	9.19%	11.79%	6.53	%(f)	9.99%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.75%	0.75%	0.75%	0.75%		0.75%
Waiver/Reimbursement	0.12%	0.09%	0.04%	0.04%		0.02%
Net investment income (g)	2.75%	2.39%	2.29%	2.28%		2.27%
Portfolio turnover rate	94%	100%	104%	92%		60%
Net assets, end of period (000's)	$93,500	$162,538	$183,605	$187,987		$216,123

(a)  On May 1, 2006, Liberty Asset Allocation Fund, Variable Series was renamed Columbia Asset Allocation Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia Asset Allocation Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007	2006(a)	2005	2004
Net Asset Value, Beginning of Period	$15.18	$15.75	$15.34	$14.77	$13.75
Income from Investment Operations:
Net investment income (b)	0.32	0.35	0.33	0.31	0.29
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax, futures contracts and written options	(4.21)	1.07	1.36	0.61	1.03
Total from investment operations	(3.89)	1.42	1.69	0.92	1.32
Less Distributions to Shareholders:
From net investment income	(0.42)	(0.44)	(0.39)	(0.35)	(0.30)
From net realized gains	(1.60)	(1.55)	(0.89)	—	—
Total distributions to shareholders	(2.02)	(1.99)	(1.28)	(0.35)	(0.30)
Net Asset Value, End of Period	$9.27	$15.18	$15.75	$15.34	$14.77

Total return (c)(d)(e)	(28.45)%	9.07%	11.60%	6.40	%(f)	9.80%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.90%	0.90%	0.90%	0.90%		0.90%
Waiver/Reimbursement	0.22%	0.19%	0.14%	0.14%		0.12%
Net investment income (g)	2.60%	2.24%	2.14%	2.13%		2.12%
Portfolio turnover rate	94%	100%	104%	92%		60%
Net assets, end of period (000's)	$29,985	$52,995	$60,276	$63,836		$68,167

(a)  On May 1, 2006, Liberty Asset Allocation Fund, Variable Series was renamed Columbia Asset Allocation Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia Asset Allocation Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks total return, consisting of current income and long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments in other open-end investment companies are valued at net asset value.

Purchased options are valued at the last reported price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$64,490,758	$18,040
Level 2—Other Significant Observable Inputs	58,051,745	—
Level 3—Significant Unobservable Inputs	2,413	—
Total	$122,544,916	$18,040

*  Other financial instruments consist of futures contracts which are not included in the investment portfolio.

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the year ended December 31, 2008 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of December 31, 2007	$645,486	$—
Accretion of Discounts/ Amortization of Premiums	—	—
Realized gain (loss)	(1,157)	—
Change in unrealized appreciation (depreciation)	(199,963)	—
Net sales	(87,996)	—
Transfers in and/or out of Level 3	(353,957)	—
Balance as of December 31, 2008	$2,413	$—

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts—The Fund may invest in futures for both hedging and non-hedging purposes, including, for example, to seek enhanced returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities—The Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

Foreign Currency Translations and Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, Section 988 reclasses, distribution reclasses and paydown reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$173,057	$(173,057)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$11,939,605	$10,674,058
Long-Term Capital Gains	14,130,622	16,738,242

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$4,774,819	$—	$(25,086,030)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium on debt securities.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$4,545,669
Unrealized depreciation	(29,631,699)
Net unrealized depreciation	$(25,086,030)

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$9,229,302

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $7,517,813 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.45%
$1 billion to $1.5 billion	0.40%
Over $1.5 billion	0.35%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.45% of the Fund's average daily net assets.

Sub-Advisory Fee—Nordea Investment Management North America, Inc. ("NIMNAI") has been retained by Columbia to serve as the investment sub-advisor and to manage the portion of the Fund's assets allocated to foreign securities. As the sub-advisor, NIMNAI is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. Columbia, from the investment advisory fee it receives, pays NIMNAI a monthly sub-advisory fee at the annual rate of 0.40% of the portion of the Fund's average daily net assets managed by NIMNAI.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

"Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.75% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.90% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Effective January 12, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.80% of the Fund's average daily net assets on an annualized basis. In addition, effective January 12, 2009, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.95% of the average daily net assets attributable to Class B shares. Columbia, in its discretion, may revise or discontinue these arrangements at any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $155,433,675 and $184,545,087, respectively, of which $19,905,129 and $30,375,017, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of December 31, 2008, the Fund had five shareholders that collectively held 89.6% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Asset-Backed Securities Risk—The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

High-Yield Securities Risk—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S.

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2008

Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Asset Allocation Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

Federal Income Tax Information (Unaudited)

Columbia Asset Allocation Fund, Variable Series

10.17% of the ordinary dividend income distributed by the Fund, for the year ended December 31, 2008, qualifies for the corporate dividends received deduction.

Fund Governance

Columbia Asset Allocation Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President – Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

Board Consideration and Approval of Advisory Agreements

Columbia Asset Allocation Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requrements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Asset Allocation Fund, Variable Series' performance was in the second quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the third quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Asset Allocation Fund Variable Series' total expenses were in the third quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the

Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Asset Allocation Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/2774-1208 (02/09) 09-70785

Columbia Federal Securities Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Federal Securities Fund, Variable Series / December 31, 2008

Columbia Federal Securities Fund, Variable Series seeks total return, consisting of current income and capital appreciation.

Jonathan P. Carlson has been the fund's portfolio manager since June 2007.

Summary

For the 12-month period that ended December 31, 2008, the fund's Class A shares underperformed its benchmark, the Citigroup Government/ Mortgage Bond Index.1 The fund's Class A shares return was higher than the average return of its peer group, the Lipper VUF General U.S. Government Funds Classification.2

Disruptions in financial system

The period was characterized by a weakening economy and unprecedented disruptions within the U.S. financial system. In March, the well-publicized failure of Bear Stearns exemplified a cycle of illiquidity in which financial institutions held troubled assets, banks withdrew their lending to these institutions and, ultimately, brokerages could no longer fund their daily operations. Fixed-income investors responded by fleeing to the safety of the U.S. Treasury market. In September, an additional wave of fear beset the financial markets. The fall of Lehman Brothers served as notice that the U.S. Treasury and Federal Reserve were not going to bail out every troubled institution. Investors responded by selling off corporate bonds, asset-backed securities and non-agency mortgage-backed securities. The yields on these instruments rose to unprecedented levels relative to comparable Treasury securities.

Risk exposure determined performance

Within this environment, relative performance was largely determined by the amount of risk the fund carried. The fund generated a favorable result relative to its peer group because we took a cautious approach to the fund's positioning, reducing the fund's holdings of non-federal securities during the first half of the year to less than one percent of total assets going forward. This conservative step proved extremely helpful following the Lehman bankruptcy.

Even though the fund emphasized quality within sectors that are not represented in the benchmark—owning mortgage-backed securities and small amounts of non-federal securities in an effort to raise the fund's yield—these positions detracted from the fund's performance relative to its benchmark because the benchmark consists exclusively of Treasuries, agency debentures and agency-issued mortgage backed securities, which outperformed other sectors for the year.

Altogether, the flight-to-quality phenomenon drove yields on 30-year Treasury bonds from 4.45% to 2.67% during the year, hitting an all-time low of 2.52% in November. Over the same period, the Federal Reserve lowered a key short-term lending rate, the federal funds rate, which brought all short-term rates down sharply. The yield on two-year Treasury securities dropped from 3.05% to 0.76% during the year. As the differential between short-term and long-term yields widened by approximately one-half of a percentage point, prices rose and the fund's positioning helped push absolute performance into high single-digits for the year.

Looking ahead

It is still too early to tell whether recent Treasury and Fed initiatives will succeed in stabilizing the financial markets. And, the transition to a new government constitutes another unknown, although by all indications we believe the new administration will accord the economy top priority. Against this backdrop, and with Treasury yields at or near all-time lows and the yield advantage of highly rated non-federal securities, such as commercial mortgage-backed bonds, asset-backed securities and corporate debt, at all-time highs, we believe that the market is priced to reward re-entry into these riskier sectors of the market. However, to do so with confidence will require a greater visibility than what today's economy is providing and we plan to move ahead with caution.

Past performance is no guarantee of future results.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup U.S. Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and Government sponsored indices within the U.S. Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the U.S. BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Federal Securities Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	10-year
Class A (01/01/89)	8.09	4.93	5.57
Class B (06/01/00)	7.81	4.69	5.32
Citigroup Government/ Mortgage Bond Index	10.54	5.87	6.12

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/07	12/31/08
Class A	10.47	10.61
Class B	10.39	10.52

Performance of a $10,000 investment, 01/01/99-12/31/08

Annual operating expense ratio (%)*
Class A	0.68
Class B	0.93
Annual operating expense ratio after contractual waivers (%)*
Class A	0.60
Class B	0.85

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assumes reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the returns of the fund's Class A shares (the oldest existing fund class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees between Class A shares and Class B shares. If differences in expenses were reflected, the returns for Class B shares for periods prior to June 1, 2000 would be lower.

The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup U.S. Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and Government sponsored indices within the U.S. Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the U.S. BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation (FHLMC) pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Federal Securities Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,065.61	1,021.67	3.58	3.51	0.69
Class B	1,000.00	1,000.00	1,063.80	1,020.66	4.62	4.52	0.89

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Federal Securities Fund, Variable Series / December 31, 2008

	Par	Value
GOVERNMENT & AGENCY OBLIGATIONS—63.0%
Foreign Government Obligations—0.1%
Inter-American Development Bank
8.875% 06/01/09	$125,000	$128,376
U.S. Government Agencies—34.6%
AID-Israel
5.500% 04/26/24	2,000,000	2,484,260
Federal Home Loan Bank 3.625% 09/16/11	2,400,000	2,539,459
3.875% 06/14/13 (a)	3,400,000	3,600,917
4.625% 02/18/11	16,000,000	17,121,296
5.375% 07/17/09	2,000,000	2,053,222
Federal Home Loan Mortgage Corp. 4.875% 06/13/18 (a)	5,500,000	6,321,095
5.875% 03/21/11	180,000	190,056
6.250% 07/15/32 (a)	100,000	139,655
6.750% 03/15/31 (a)	265,000	388,606
		34,838,566
U.S. Government Obligations—28.3%
U.S. Treasury Bonds 4.500% 05/15/38 (a)	670,000	914,446
5.250% 11/15/28	2,200,000	2,904,686
5.500% 08/15/28 (a)	760,000	1,027,187
6.875% 08/15/25 (a)(b)	2,112,000	3,211,231
7.125% 02/15/23 (a)	793,000	1,150,469
8.750% 05/15/20	745,000	1,159,174
8.750% 08/15/20	6,075,000	9,483,646
U.S. Treasury Notes 3.125% 09/30/13 (a)	3,000,000	3,236,952
4.375% 12/15/10 (a)	605,000	649,760
5.000% 02/15/11	4,280,000	4,678,909
		28,416,460
Total Government & Agency Obligations (cost of $57,665,644)		63,383,402
MORTGAGE-BACKED SECURITIES—29.4%
Federal Home Loan Mortgage Corp. 5.500% 08/01/17	50,821	52,599
5.500% 12/01/17	21,244	21,987
5.500% 05/01/37	15,613,559	15,999,684
6.000% 04/01/32	19,392	20,069
7.000% 06/01/16	9,023	9,465
7.000% 01/01/26	34,594	36,188
7.500% 02/01/23	21,928	23,176
7.500% 05/01/24	5,152	5,447
10.500% 02/01/19	4,939	5,762
10.750% 11/01/09	257	258
11.250% 10/01/09	104	107
12.000% 07/01/13	1,760	2,005
12.000% 07/01/20	23,752	25,611
Federal National Mortgage Association 5.000% 02/01/36	4,953,987	5,064,889
5.000% 09/01/37	2,201,412	2,250,350

	Par	Value
5.762% 09/01/37 (c)	$3,973,697	$4,066,672
6.000% 08/01/22	24,700	25,556
6.000% 12/01/23	68,265	70,769
6.000% 02/01/24	75,965	78,891
6.000% 03/01/24	16,552	17,189
6.500% 03/01/09	72	74
6.500% 11/01/23	12,599	13,216
6.500% 01/01/24	22,445	23,538
6.500% 08/01/25	38,735	40,562
6.500% 12/01/25	8,360	8,755
6.500% 01/01/26	7,204	7,544
6.500% 08/01/31	4,194	4,389
7.000% 07/01/11	35,947	37,199
7.000% 03/01/15	7,500	7,792
7.000% 03/01/29	87,079	92,122
7.500% 11/01/29	68,287	72,328
8.500% 05/01/30	172,731	186,705
9.000% 05/01/12	2,707	2,819
9.000% 05/01/20	5,909	6,292
10.000% 03/01/16	3,864	4,001
12.250% 09/01/12	8,335	9,148
Government National Mortgage Association 4.625% 07/20/22 (c)	17,132	16,889
4.625% 07/20/25 (c)	30,398	29,851
6.000% 03/15/29	49,914	51,777
6.500% 10/15/13	13,088	13,797
6.500% 07/15/24	40,830	42,742
6.500% 03/15/28	748,821	787,074
7.000% 09/15/29	23,523	24,893
7.500% 10/15/27	8,548	9,058
7.500% 09/15/29	9,354	9,912
8.500% 04/15/30	439	475
9.000% 06/15/16	9,922	10,607
9.000% 01/15/17	1,772	1,891
9.000% 03/15/17	8,556	9,134
9.000% 01/15/20	5,018	5,367
9.500% 06/15/09	57	59
9.500% 07/15/09	199	204
9.500% 08/15/09	233	239
9.500% 09/15/09	2,012	2,064
9.500% 10/15/09	4,140	4,247
9.500% 11/15/09	1,761	1,806
9.500% 12/15/09	533	547
9.500% 11/15/10	739	773
9.500% 08/15/17	190,818	207,392
9.500% 08/15/22	2,109	2,297
10.000% 11/15/09	2,224	2,286
10.000% 06/15/10	34	36
10.000% 10/15/10	1,091	1,160
10.000% 11/15/19	6,688	7,386
11.500% 04/15/13	20,950	24,112
11.500% 05/15/13	11,726	13,497
Total Mortgage-Backed Securities (cost of $28,780,893)		29,574,730

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2008

	Par	Value
COLLATERALIZED MORTGAGE OBLIGATIONS—2.5%
Agency—1.6%
Federal Home Loan Mortgage Corp. 6.000% 05/15/29	$1,555,000	$1,595,462
Federal National Mortgage Association 9.250% 03/25/18	27,605	30,212
		1,625,674
Non-Agency—0.9%
American Mortgage Trust 8.445% 09/27/22	2,773	1,681
Citicorp Mortgage Securities, Inc. 10.000% 08/25/17	4,251	4,239
Comfed Savings Bank 8.049% 01/25/18 (c)(d)	10,947	547
First Horizon Asset Securities, Inc. 5.379% 11/25/33 (c)	812,456	535,268
GSMPS Mortgage Loan Trust 7.750% 09/19/27 (c)(e)	368,989	368,067
Nomura Asset Acceptance Corp. 6.664% 05/25/36	230,000	7,909
		917,711
Total Collateralized Mortgage Obligations (cost of $2,953,413)		2,543,385
ASSET-BACKED SECURITIES—2.3%
Chase Funding Mortgage Loan 6.448% 09/25/30 (c)	558,054	122,026
Harley-Davidson Motorcycle Trust 5.540% 04/15/15	300,000	149,011
JPMorgan Mortgage Acquisition Corp. 5.784% 01/25/37	1,060,000	383,371
MBNA Credit Card Master Note Trust 4.450% 08/15/16 (f)	1,000,000	577,787
Mid-State Trust 7.340% 07/01/35	637,923	626,067
Wachovia Auto Loan Owner Trust 5.650% 02/20/13	700,000	509,829
Total Asset-Backed Securities (cost of $4,265,773)		2,368,091
COMMERCIAL MORTGAGE-BACKED SECURITIES—0.5%
JPMorgan Commercial Mortgage Finance Corp. 7.400% 07/15/31 (c)	538,120	536,534
Structured Asset Securities Corp. I.O., 2.135% 02/25/28 (c)	716,370	23
Total Commercial Mortgage-Backed Securities (cost of $630,751)		536,557

	Par	Value
CORPORATE FIXED-INCOME BONDS & NOTES—0.4%
Financials—0.3%
Banks—0.2%
Bank of America Corp. 4.875% 01/15/13 (f)	$175,000	$172,391
Diversified Financial Services—0.1%
JPMorgan Chase & Co. 7.875% 06/15/10	125,000	128,858
		301,249
Utilities—0.1%
Electric—0.1%
Hydro Quebec 8.500% 12/01/29	75,000	121,951
Total Corporate Fixed-Income Bonds & Notes (cost of $396,633)		423,200
	Shares
SECURITIES LENDING COLLATERAL—18.3%
State Street Navigator Securities Lending Prime Portfolio (g) (7 day yield of 2.204%)	18,427,843	18,427,843
Total Securities Lending Collateral (cost of $18,427,843)		18,427,843
	Par
SHORT-TERM OBLIGATION—5.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by a U.S. Government Agency Obligation maturing 08/21/14, market value $5,817,000 (repurchase proceeds $5,702,003)	$5,702,000	5,702,000
Total Short-Term Obligation (cost of $5,702,000)		5,702,000
Total Investments—122.1% (cost of $118,822,950) (h)		122,959,208
Obligation to Return Collateral for Securities Loaned—(18.3%)		(18,427,843)
Other Assets & Liabilities, Net—(3.8)%		(3,854,323)
Net Assets—100.0%		$100,677,042

Notes to Investment Portfolio:

(a)  All or a portion of this security was on loan at December 31, 2008. The total market value of securities on loan at December 31, 2008 is $17,791,395.

(b)  A portion of this security with a market value of $319,298 is pledged as collateral for open futures contracts.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2008.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2008

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of this security, which is not illiquid, represents 0.4% of net assets.

(f)  Investments in affiliates during the year ended December 31, 2008:

  Security name: Bank of America Corp., 4.875% 01/15/13

Par as of 12/31/07:	$175,000
Par purchased:	—
Par sold:	—
Par as of 12/31/08:	$175,000
Interest income earned:	$8,531
Value at end of period:	$172,391

  Security name: MBNA Credit Card Master Note Trust, 4.450% 08/15/16

Par as of 12/31/07:	$1,000,000
Par purchased:	—
Par sold:	—
Par as of 12/31/08:	$1,000,000
Interest income earned:	$44,500
Value at end of period:	$577,787

(g)  Investment made with cash collateral received from securities lending activity.

(h)  Cost for federal income tax purposes is $119,168,407.

At December 31, 2008 the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
5-Year U.S. Treasury Notes	37	$4,405,024	$4,256,559	Mar-2009	$148,465

At December 31, 2008 the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2-Year U.S. Treasury Notes	24	$5,233,500	$5,177,172	Mar-2009	$(56,328)
30-Year U.S. Treasury Bonds	32	4,417,500	3,978,646	Mar-2009	(438,854)
					$(495,182)

At December 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government & Agency Obligations	63.0
Mortgage-Backed Securities	29.4
Collateralized Mortgage Obligations	2.5
Asset-Backed Securities	2.3
Commercial Mortgage-Backed Securities	0.5
Corporate Fixed-Income Bonds & Notes	0.4
98.1
Securities Lending Collateral	18.3
Short-Term Obligation	5.7
Obligation to Return Collateral for Securities Loaned	(18.3)
Other Assets & Liabilities, Net	(3.8)
100.0

Acronym	Name
I.O.	Interest only

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Federal Securities Fund, Variable Series / December 31, 2008

Assets
Unaffiliated investments, at cost	$117,651,930
Affiliated investments, at cost	1,171,020
Total investments, at cost	118,822,950
Unaffiliated investments, at value (including securities on loan of $17,791,395)	$122,209,030
Affiliated investments, at value	750,178
Total investments, at value	122,959,208
Cash	822
Receivable for:
Investments sold on a delayed delivery basis	22,578,006
Interest	1,011,991
Securities lending	30,619
Dollar roll income	28,484
Futures variation margin	89,094
Trustees' deferred compensation plan	16,337
Other assets	4,835
Total Assets	146,719,396
Liabilities
Collateral on securities loaned	18,427,843
Payable for:
Investments purchased on a delayed delivery basis	22,347,080
Fund shares repurchased	5,108,097
Investment advisory fee	33,912
Administration fee	13,346
Transfer agent fee	58
Pricing and bookkeeping fees	8,816
Trustees' fees	425
Audit fee	36,052
Custody fee	918
Distribution fees — Class B	13,447
Interest fee	54
Chief compliance officer expenses	212
Expense reimbursement due to the advisor and distributor	11,788
Trustees' deferred compensation plan	16,337
Deferred dollar roll fee income	9,437
Other liabilities	14,532
Total Liabilities	46,042,354
Net Assets	$100,677,042
Net Assets Consist of
Paid-in capital	$96,840,076
Undistributed net investment income	5,479,007
Accumulated net realized loss	(5,431,582)
Net unrealized appreciation (depreciation) on:
Investments	4,136,258
Futures contracts	(346,717)
Net Assets	$100,677,042
Class A
Net assets	$45,962,069
Shares outstanding	4,331,686
Net asset value per share	$10.61
Class B
Net assets	$54,714,973
Shares outstanding	5,198,581
Net asset value per share	$10.52

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Federal Securities Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Interest	$5,693,611
Interest from affiliates	53,031
Dollar roll fee income	296,349
Securities lending	306,416
Total Investment Income	6,349,407
Expenses
Investment advisory fee	446,968
Administration fee	176,435
Distribution fees — Class B	171,329
Transfer agent fee	374
Pricing and bookkeeping fees	69,147
Trustees' fees	18,700
Custody fee	17,931
Chief compliance officer expenses	604
Other expenses	99,028
Expenses before interest expense	1,000,516
Interest expense	3,266
Total Expenses	1,003,782
Fees waived or expenses reimbursed by investment advisor	(16,322)
Fees waived or expenses reimbursed by distributor — Class B	(34,239)
Custody earnings credit	(33)
Net Expenses	953,188
Net Investment Income	5,396,219
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain on:
Investments	763,157
Futures contracts	644,047
Net realized gain	1,407,204
Net change in unrealized appreciation (depreciation) on:
Investments	2,048,790
Futures contracts	(274,181)
Net change in unrealized appreciation (depreciation)	1,774,609
Net Gain	3,181,813
Net Increase Resulting from Operations	$8,578,032

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Federal Securities Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2008	Year Ended December 31, 2007
Operations
Net investment income	$5,396,219	$6,447,742
Net realized gain on investments and futures contracts	1,407,204	1,367,514
Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,774,609	393,684
Net increase resulting from operations	8,578,032	8,208,940
Distributions to Shareholders
From net investment income:
Class A	(2,922,107)	(3,516,687)
Class B	(4,071,368)	(4,578,976)
Total distributions to shareholders	(6,993,475)	(8,095,663)
Net Capital Stock Transactions	(35,620,771)	(14,675,564)
Total decrease in net assets	(34,036,214)	(14,562,287)
Net Assets:
Beginning of period	134,713,256	149,275,543
End of period	$100,677,042	$134,713,256
Undistributed net investment income at end of period	$5,479,007	$5,565,881
Capital Stock Activity

	Year Ended December 31,
	2008		2007
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	194,390	$2,043,303	122,161	$1,275,275
Distributions reinvested	295,760	2,922,107	354,862	3,516,687
Redemptions	(1,595,805)	(16,752,339)	(1,303,602)	(13,540,029)
Net decrease	(1,105,655)	(11,786,929)	(826,579)	(8,748,067)
Class B
Subscriptions	197,033	2,033,894	525,805	5,429,044
Distributions reinvested	415,022	4,071,368	465,344	4,578,976
Redemptions	(2,896,795)	(29,939,104)	(1,544,504)	(15,935,517)
Net decrease	(2,284,740)	(23,833,842)	(553,355)	(5,927,497)

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Federal Securities Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007	2006(a)	2005	2004
Net Asset Value, Beginning of Period	$10.47	$10.48	$10.71	$11.09	$11.20
Income from Investment Operations:
Net investment income (b)	0.49	0.48	0.50	0.43	0.47
Net realized and unrealized gain (loss) on investments and futures contracts	0.31	0.13	(0.11)	(0.16)	(0.01)
Total from investment operations	0.80	0.61	0.39	0.27	0.46
Less Distributions to Shareholders:
From net investment income	(0.66)	(0.62)	(0.62)	(0.61)	(0.56)
From net realized gains	—	—	—	(0.04)	(0.01)
Total distributions to shareholders	(0.66)	(0.62)	(0.62)	(0.65)	(0.57)
Net Asset Value, End of Period	$10.61	$10.47	$10.48	$10.71	$11.09

Total return (c)(d)	8.09	%(e)	6.19%	3.72%	2.58	%(e)	4.15%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.69%		0.68%	0.66%	0.63%		0.65%
Interest expense	—	%(g)	—	—	—		—
Net expenses (f)	0.69%		0.68%	0.66%	0.63%		0.65%
Waiver/Reimbursement	0.01%		—	—	—	%(g)	—
Net investment income (f)	4.71%		4.63%	4.71%	4.00%		4.27%
Portfolio turnover rate (h)	206%		199%	89%	127%		14%
Net assets, end of period (000's)	$45,962		$56,942	$65,660	$82,056		$99,943

(a)  On May 1, 2006, Liberty Federal Securities Fund, Variable Series was renamed Columbia Federal Securities Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/ or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Federal Securities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007	2006(a)	2005	2004
Net Asset Value, Beginning of Period	$10.39	$10.40	$10.64	$11.01	$11.12
Income from Investment Operations:
Net investment income (b)	0.47	0.45	0.47	0.40	0.44
Net realized and unrealized gain (loss) on investments and futures contracts	0.30	0.14	(0.12)	(0.15)	(0.01)
Total from investment operations	0.77	0.59	0.35	0.25	0.43
Less Distributions to Shareholders:
From net investment income	(0.64)	(0.60)	(0.59)	(0.58)	(0.53)
From net realized gains	—	—	—	(0.04)	(0.01)
Total distributions to shareholders	(0.64)	(0.60)	(0.59)	(0.62)	(0.54)
Net Asset Value, End of Period	$10.52	$10.39	$10.40	$10.64	$11.01

Total return (c)(d)(e)	7.81%		5.97%	3.39%	2.43%		3.92%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.89%		0.90%	0.90%	0.88%		0.90%
Interest expense	—	%(g)	—	—	—		—
Net expenses (f)	0.89%		0.90%	0.90%	0.88%		0.90%
Waiver/Reimbursement	0.06%		0.03%	0.01%	—	%(g)	—	%(g)
Net investment income (f)	4.50%		4.41%	4.48%	3.74%		4.02%
Portfolio turnover rate (h)	206%		199%	89%	127%		14%
Net assets, end of period (000's)	$54,715		$77,771	$83,616	$92,884		$103,141

(a)  On May 1, 2006, Liberty Federal Securities Fund, Variable Series was renamed Columbia Federal Securities Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/ or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Federal Securities Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia Federal Securities Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$46,844,303	$(346,717)
Level 2—Other Significant Observable Inputs	76,114,358	—
Level 3—Significant Unobservable Inputs	547	—
Total	$122,959,208	$(346,717)

*  Other Financial Instruments consist of futures contracts which are not included in the investment portfolio.

12

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2008

The following table reconciles asset balances for the year ended December 31, 2008 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of December 31, 2007	$390,589	$—
Accretion of discounts/ amortization of premiums	—	—
Realized loss	(483,091)	—
Change in unrealized appreciation	165,052	—
Net sales	(64,094)	—
Transfers out of Level 3	(7,909)	—
Balance as of December 31, 2008	$547	$—

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts—The Fund may invest in futures contracts for both hedging and non-hedging purposes, including, for example, to seek enhanced returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such

13

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2008

benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Interest Only Securities—The Fund may invest in Interest Only Securities ("IOs"). IOs are stripped mortgage backed securities entitled to receive all of the security's interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and paydown reclassifications were

14

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2008

identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,510,382	$(1,510,386)	$4

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$6,993,475	$8,095,663

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation*
$5,847,825	$3,790,801

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$6,389,814
Unrealized depreciation	(2,599,013)
Net unrealized appreciation	$3,790,801

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2013	$1,095,747
2014	2,884,088
$3,979,835

Capital loss carryforwards of $1,230,487 were utilized during the year ended December 31, 2008.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.38%
$500 million to $1 billion	0.33%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.27%
$3 billion to $6 billion	0.26%
Over $6 billion	0.25%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.38% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia

15

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2008

pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Effective November 1, 2008, the Distributor and/or Columbia has contractually agreed to waive fees and/or reimburse expenses of the Fund so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% annually of the Fund's average daily net assets through April 30, 2010. There is no guarantee that this arrangement will continue after April 30, 2010.

Prior to November 1, 2008, Columbia had voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, would not exceed 0.70% annually of the Fund's average daily net assets. In addition, prior to November 1, 2008, the Distributor had voluntarily agreed to reimburse the Class B distribution fee in excess of 0.20% when the total operating expenses applicable to Class B shares, including distribution fees, exceeded the annual rate of 0.90% of the Class B shares' average daily net assets.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

16

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2008

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $229,338,154 and $267,146,138, respectively, of which $229,338,154 and $253,636,850, respectively, were U.S. Government securities.

Note 7. Shares of Beneficial Interest

As of December 31, 2008, the Fund had three shareholders that collectively held 92.5% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the average daily loan balance outstanding on days where borrowing existed was $2,000,000 at a weighted average interest rate of 2.27%.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Significant Risks and Contingencies

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of

17

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2008

their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Federal Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Federal Securities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

19

Fund Governance

Columbia Federal Securities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President – Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

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Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

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Board Consideration and Approval of Investment Advisory Agreements

Columbia Federal Securities Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that

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compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Federal Securities Fund, Variable Series' performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period, in the third quintile for the three-year period, and in the second quintile for the five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Federal Securities Fund, Variable Series' total expenses were in the fifth quintile and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to

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Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the

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Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each

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investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

29

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Important Information About This Report

A description of the policies and procedures that Columbia Federal Securities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/2775-1208 (02/09) 09-70758

Columbia International Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia International Fund, Variable Series / December 31, 2008

Columbia International Fund, Variable Series seeks long-term capital appreciation.

Fred Copper, the lead manager, has managed or co-managed the fund since October 2005. Tim R. Anderson, Jasmine (Weili) Huang, Paul J. DiGiacomo and Daisuke Nomoto have co-managed the fund since May 2006.

Summary

For the 12-month period that ended December 31, 2008, the fund's Class A shares underperformed its benchmark, the MSCI EAFE Index,1 and the average fund in its peer group, the Lipper VUF International Core Funds Classification.2 As the global economy continued to decline and the third quarter bankruptcy of Lehman Brothers sent the markets into a free fall, an overweight in China and the fund's slight tilt toward riskier assets detracted from performance. The portfolio's positioning in the United Kingdom was also disappointing. The stock market in the United Kingdom is dominated by mega-cap companies in a variety of industries, which held up better in the market decline than some other markets. As a result, an underweight in the U.K. market dampened performance. More specifically, Barratt Developments, a U.K. home builder, did poorly. We were drawn to Barratt because of its attractive valuation and because its asset value was more than sufficient to cover its debt and other obligations. As the housing sector continued to unwind and investors rejected companies with even the slightest bit of credit sensitivity, the stock sold off and we liquidated the position. Inchcape, a U.K. auto distributor, also fell short of our expectations. This stock was attractively valued when we added it to the portfolio. Because a substantial portion of the company's sales are in emerging markets, we believed it would be more resilient during the economic downturn. This was not the case and we sold the stock.

Certain defensive holdings did well

Insurance stocks were bright spots in the portfolio. Insurance companies are less sensitive to credit concerns, and they benefit from consistent premium payments from customers. Companies that contributed to performance included: Brit Insurance Holdings PLC in the UK and Baloise Holding AG in Switzerland (1.0% and 1.3% of net assets, respectively). In Japan, Fast Retailing Co., Ltd. produced a positive return (0.5% of net assets). The company sells lower priced but fashionable clothing, which appealed to consumers as they cut back on spending. The stock's valuation was compelling, and the company's relatively strong sales figures for November were a catalyst for a substantial price boost. An overweight in the health care sector, a traditionally defensive area, also benefited results.

Less-than-index weights in the European peripheral markets were helpful

Early in the period, the smaller, less developed European markets, such as Portugal and Ireland, produced relatively strong returns. Initially, these markets within the euro block were buoyed by the relatively low interest rates set by the European Central Bank. When economic growth began to deteriorate in the euro block, smaller countries needed additional stimulus in the form of interest-rate cuts. Because larger economies, such as Germany and France, were holding up reasonably well, the European Central Bank was reluctant to trim rates. In this environment, stocks declined in these smaller countries as their economies contracted; and the fund's underweights in these markets aided results.

Targeting financially stable companies with little debt

We believe that attractive valuations in what we think is an oversold market, combined with enthusiasm for a new presidency and the proposed economic stimulus package could result in higher stock prices early in the year. Because the stimulus proposal will take time to work, the rally may not be sustainable; and the financial markets could revert to their lows of November 2008 before rising again. We believe that consumer spending in the United States is one of the keys to a global economic recovery. Right now consumer balance sheets are stretched, and it will take time to pay down debt and build up savings. Given this situation, we plan to maintain a defensive portfolio, emphasizing companies that are on a sound financial footing and that have little debt. Our goal is to select solid companies on a case-by-case basis across all economic sectors and regions.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Since the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

Holdings are disclosed as of December 31, 2008 and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia International Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	10-year
Class A (05/02/94)	-44.83	-0.86	-0.25
Class B (06/01/00)	-45.02	-1.19	-0.47
MSCI EAFE Index	-43.38	1.66	0.80

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/07	12/31/08
Class A	2.15	0.91
Class B	2.13	0.90

Performance of a $10,000 investment, 01/01/99-12/31/08

Annual operating expense ratio (%)*

Class A	1.32
Class B	1.57

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and include the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any differences in expenses, such as distribution (Rule 12b-1) fees between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for periods prior to June 1, 2000 would be lower.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia International Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	602.09	1,020.36	3.83	4.82	0.95
Class B	1,000.00	1,000.00	600.58	1,019.10	4.83	6.09	1.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia International Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—97.0%
Consumer Discretionary—9.2%
Auto Components—0.6%
Denso Corp.	8,600	$143,067
Automobiles—1.7%
Dongfeng Motor Group Co., Ltd., Class H	562,000	183,259
Honda Motor Co., Ltd.	4,300	93,255
Toyota Motor Corp.	3,200	104,745
		381,259
Diversified Consumer Services—1.0%
Benesse Corp.	5,400	236,010
Hotels, Restaurants & Leisure—1.7%
OPAP SA	5,482	157,708
Paddy Power PLC	11,483	214,951
		372,659
Household Durables—0.4%
JM AB	18,100	100,316
Media—1.7%
Vivendi	11,676	380,143
Specialty Retail—1.2%
Fast Retailing Co., Ltd.	700	102,018
Game Group PLC	92,464	169,684
		271,702
Textiles, Apparel & Luxury Goods—0.9%
Polo Ralph Lauren Corp.	4,517	205,117
Consumer Staples—9.7%
Beverages—0.8%
Fomento Economico Mexicano SAB de CV, ADR	5,690	171,440
Food & Staples Retailing—3.8%
George Weston Ltd.	2,700	131,118
Koninklijke Ahold NV	22,307	274,164
Seven & I Holdings Co., Ltd.	9,600	328,893
Wal-Mart Stores, Inc.	2,395	134,264
		868,439
Food Products—3.3%
China Milk Products Group Ltd.	316,000	83,884
Kerry Group PLC, Class A	6,093	111,114
Nestle SA, Registered Shares	8,310	327,518
Toyo Suisan Kaisha Ltd.	8,000	229,943
		752,459
Household Products—0.8%
Unicharm Corp.	2,500	188,967
Tobacco—1.0%
Japan Tobacco, Inc.	65	215,241
Energy—8.5%
Energy Equipment & Services—0.5%
Noble Corp.	5,158	113,940
Oil, Gas & Consumable Fuels—8.0%
BG Group PLC	14,912	207,035
BP PLC	53,523	410,109

	Shares	Value
Centennial Coal Co., Ltd.	44,189	$103,389
CNOOC Ltd.	160,100	152,142
Royal Dutch Shell PLC, Class B	9,289	233,781
StatoilHydro ASA	8,600	141,644
Total SA	7,576	413,026
Yanzhou Coal Mining Co., Ltd., Class H	190,000	141,377
		1,802,503
Financials—21.0%
Capital Markets—0.8%
Credit Suisse Group AG, Registered Shares	3,954	108,376
Intermediate Capital Group PLC	8,313	77,576
		185,952
Commercial Banks—11.1%
Australia & New Zealand Banking Group Ltd.	10,355	111,146
Banco Bilbao Vizcaya Argentaria SA	28,778	353,122
Banco Santander SA	38,132	368,017
Barclays PLC	57,748	130,188
BNP Paribas	4,232	178,702
DBS Group Holdings Ltd.	29,000	172,035
HSBC Holdings PLC	27,615	264,309
Industrial & Commercial Bank of China, Class H	160,000	85,035
Lloyds TSB Group PLC	53,544	98,003
Standard Chartered PLC	12,495	159,727
Sumitomo Mitsui Financial Group, Inc. (b)	71	307,555
Sumitomo Trust & Banking Co., Ltd.	20,000	118,367
Unibanco-Uniao de Bancos Brasileiros SA, GDR	1,228	79,353
United Overseas Bank Ltd.	9,000	81,244
		2,506,803
Consumer Finance—0.3%
ORIX Corp.	1,190	67,615
Diversified Financial Services—1.2%
ING Groep NV	26,697	279,069
Insurance—5.1%
Aviva PLC	20,225	114,483
Axis Capital Holdings Ltd.	4,947	144,057
Baloise Holding AG, Registered Shares	3,813	286,590
Brit Insurance Holdings PLC	70,408	223,850
Lancashire Holdings Ltd.	14,508	88,996
Zurich Financial Services AG, Registered Shares	1,351	293,269
		1,151,245
Real Estate Management & Development—2.5%
Emaar Properties PJSC	85,855	52,826
Hongkong Land Holdings Ltd.	79,000	197,924
Leopalace21 Corp.	13,100	132,829
Swire Pacific Ltd., Class A	24,500	169,878
		553,457

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2008

	Shares	Value
Health Care—10.1%
Biotechnology—0.5%
Amgen, Inc. (a)	1,925	$111,169
Health Care Equipment & Supplies—0.6%
Terumo Corp.	2,800	131,127
Pharmaceuticals—9.0%
Astellas Pharma, Inc.	5,800	236,010
AstraZeneca PLC, ADR	5,894	241,831
Biovail Corp.	17,815	168,352
Daiichi Sankyo Co., Ltd.	7,600	180,649
Novartis AG, Registered Shares	1,860	93,194
Roche Holding AG, Genusschein Shares	2,743	422,240
Sanofi-Aventis SA	5,881	373,525
Takeda Pharmaceutical Co., Ltd.	6,200	321,609
		2,037,410
Industrials—11.8%
Aerospace & Defense—2.0%
BAE Systems PLC	49,728	271,030
MTU Aero Engines Holding AG	6,238	171,908
		442,938
Airlines—0.6%
Deutsche Lufthansa AG, Registered Shares	8,287	131,203
Construction & Engineering—1.1%
Outotec Oyj	8,824	136,612
Toyo Engineering Corp.	38,000	118,339
		254,951
Electrical Equipment—4.1%
ABB Ltd., Registered Shares (a)	20,784	313,302
Gamesa Corp., Tecnologica SA	7,879	142,913
Harbin Power Equipment Co., Ltd., Class H	128,000	107,165
Mitsubishi Electric Corp.	27,000	168,958
Schneider Electric SA	2,738	204,519
		936,857
Industrial Conglomerates—1.8%
Keppel Corp. Ltd.	48,000	145,482
Siemens AG, Registered Shares	3,483	260,878
		406,360
Machinery—1.9%
Demag Cranes AG	6,548	174,931
Georg Fischer AG, Registered Shares (a)	486	111,638
Nabtesco Corp.	20,000	133,859
		420,428
Marine—0.3%
U-Ming Marine Transport Corp.	62,000	74,831
Information Technology—4.5%
Electronic Equipment & Instruments—0.7%
FUJIFILM Holdings Corp.	7,200	158,457

	Shares	Value
Internet Software & Services—0.7%
NetEase.com, Inc., ADR (a)	6,851	$151,407
Office Electronics—1.2%
Canon, Inc.	8,500	266,828
Semiconductors & Semiconductor Equipment—0.6%
United Microelectronics Corp., ADR	74,026	145,091
Software—1.3%
Nintendo Co., Ltd.	800	307,356
Materials—7.8%
Chemicals—2.7%
BASF SE	8,671	342,631
Clariant AG, Registered Shares (a)	19,322	132,185
Nifco, Inc.	6,000	61,114
Potash Corp. of Saskatchewan	1,100	79,785
		615,715
Construction Materials—0.9%
Ciments Francais SA	2,379	200,743
Metals & Mining—4.2%
Anglo American PLC	7,922	180,951
BHP Biliton PLC	17,944	338,009
Norsk Hydro ASA	17,200	69,464
Salzgitter AG	2,052	162,073
Yamato Kogyo Co., Ltd.	7,400	199,640
		950,137
Telecommunication Services—7.1%
Diversified Telecommunication Services—5.6%
BCE, Inc.	6,300	128,246
Bezeq Israeli Telecommunication Corp., Ltd.	146,922	241,459
France Telecom SA	8,502	237,811
Nippon Telegraph & Telephone Corp. (b)	60	322,470
Telefonica O2 Czech Republic AS	10,876	240,281
Telekomunikacja Polska SA	16,051	104,005
		1,274,272
Wireless Telecommunication Services—1.5%
Mobile TeleSystems OJSC, ADR	2,929	78,146
NTT DoCoMo, Inc.	63	124,191
Vodafone Group PLC	67,275	135,432
		337,769
Utilities—7.3%
Electric Utilities—4.7%
E.ON AG	12,033	486,580
Enel SpA	48,422	309,663
Iberdrola SA	28,582	265,390
		1,061,633
Gas Utilities—0.5%
Gas Natural SDG SA	4,666	127,263

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2008

	Shares	Value
Multi-Utilities—2.1%
Centrica PLC	64,452	$247,669
United Utilities Group PLC	25,158	227,678
		475,347
Total Common Stocks (cost of $28,118,680)		21,966,696
PREFERRED STOCK—0.4%
Energy—0.4%
Cia Energetica de Minas Gerais	6,700	91,365
Total Preferred Stock (cost of $166,412)		91,365
INVESTMENT COMPANY—0.3%
iShares MSCI Brazil Index Fund	1,658	57,864
Total Investment Company (cost of $127,942)		57,864
RIGHTS—0.1%
Financials—0.1%
DBS Group Holdings Ltd. Expires 01/23/09 (a)(b)	14,500	30,193
Fortis Expires 07/04/14 (a)(b)(c)	9,209	—
Lloyds TSB Group Expires 01/12/09 (a)(b)(c)	23,275	—
Total Rights (cost of $55,008)		30,193
	Par
SHORT-TERM OBLIGATION—0.6%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by a U.S. Government Obligation maturing 02/15/27, market value $138,357(repurchase proceeds $134,000)	$134,000	134,000
Total Short-Term Obligation (cost of $134,000)		134,000
Total Investments—98.4% (cost of $28,602,042) (d)		22,280,118
Other Assets & Liabilities, Net—1.6%		356,212
Net Assets—100.0%		$22,636,330

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2008, the value of these securities amounted to $660,218, which represents 2.9% of net assets

(c)  Security has no value.

(d)  Cost for federal income tax purposes is $28,893,167.

For the year ended December 31, 2008, transactions in written options were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2007	—	—
Options written	349	$19,137
Options terminated in closing purchase transactions	(37)	(2,585)
Options exercised	(3)	(996)
Options expired	(309)	(15,556)
Options outstanding at December 31, 2008	—	$—

Forward foreign currency exchange contracts outstanding on December 31, 2008 are:

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,168,090	$1,076,968	02/10/09	$91,122
AUD	43,057	40,359	02/10/09	2,698
CHF	90,232	80,214	02/10/09	10,018
CHF	32,897	32,222	02/10/09	675
CZK	21,139	21,669	02/10/09	(530)
DKK	190,145	171,122	02/10/09	19,023
EUR	1,711,290	1,543,494	02/10/09	167,796
EUR	106,869	97,551	02/10/09	9,318
EUR	131,851	135,137	02/10/09	(3,286)
GBP	330,361	340,736	02/10/09	(10,375)
GBP	191,035	196,503	02/10/09	(5,468)
GBP	170,926	178,461	02/10/09	(7,535)
ILS	213,347	206,632	02/10/09	6,715
JPY	157,476	149,541	02/10/09	7,935
JPY	105,679	100,442	02/10/09	5,237
JPY	379,266	371,631	02/10/09	7,635
JPY	178,152	180,823	02/10/09	(2,671)
NOK	49,427	48,991	02/10/09	436
SEK	175,278	171,722	02/10/09	3,556
SEK	163,652	161,567	02/10/09	2,085
SGD	20,799	19,930	02/10/09	869
SGD	32,585	32,369	02/10/09	216
				$305,469

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2008

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$190,978	$174,133	02/10/09	$(16,845)
CAD	256,684	257,028	02/10/09	344
CAD	79,353	78,038	02/10/09	(1,315)
CAD	21,053	20,643	02/10/09	(410)
CAD	88,260	90,140	02/10/09	1,880
CHF	309,231	276,410	02/10/09	(32,821)
CHF	46,056	41,039	02/10/09	(5,017)
CZK	270,619	257,550	02/10/09	(13,069)
DKK	21,603	21,666	02/10/09	63
EUR	108,257	97,414	02/10/09	(10,843)
EUR	324,770	301,673	02/10/09	(23,097)
EUR	527,405	493,916	02/10/09	(33,489)
GBP	56,017	59,914	02/10/09	3,897
ILS	464,235	447,161	02/10/09	(17,074)
JPY	73,014	69,181	02/10/09	(3,833)
JPY	64,635	64,475	02/10/09	(160)
MXN	81,176	85,981	02/10/09	4,805
NOK	152,127	150,264	02/10/09	(1,863)
PLN	152,542	149,637	02/10/09	(2,905)
SEK	21,483	21,164	02/10/09	(319)
SGD	290,497	277,483	02/10/09	(13,014)
TWD	194,487	192,215	02/10/09	(2,272)
				$(167,357)

The Fund was invested in the following countries at December 31, 2008:

Country (Unaudited)	Value	% of Total Investments
Japan	$4,999,111	22.4
United Kingdom	3,820,340	17.1
Switzerland	2,088,315	9.4
France	1,988,469	8.9
Germany	1,730,204	7.8
Spain	1,256,704	5.6
United States*	1,051,818	4.7
China	600,720	2.7
Netherlands	553,233	2.5
Hong Kong	519,944	2.3
Canada	507,500	2.3
Singapore	428,953	1.9
Ireland	326,065	1.5
Italy	309,664	1.4
Israel	241,459	1.1
Czech Republic	240,281	1.1
Taiwan	219,922	1.0
Australia	214,535	1.0
Norway	211,109	0.9
Mexico	171,440	0.8
Brazil	170,719	0.8
Greece	157,708	0.7
Finland	136,612	0.6
Poland	104,005	0.5
Sweden	100,316	0.5
Russian Federation	78,146	0.3
United Arab Emirates	52,826	0.2
	$22,280,118	100.0

*Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

GDR	Global Depositary Receipt

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	Taiwan Dollar

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities

Columbia International Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$28,602,042
Investments, at value	$22,280,118
Cash	259
Foreign currency (cost of $18,864)	18,759
Unrealized appreciation on forward foreign currency exchange contracts	346,323
Receivable for:
Fund shares sold	198,851
Dividends	30,273
Foreign tax reclaims	50,661
Expense reimbursement due from investment advisor	22,763
Trustees' deferred compensation plan	11,651
Other assets	1,296
Total Assets	22,960,954
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	208,211
Payable for:
Fund shares repurchased	31,792
Investment advisory fee	15,786
Transfer agent fee	14
Pricing and bookkeeping fees	5,512
Trustees' fees	233
Audit fee	33,750
Custody fee	6,675
Reports to shareholders	8,978
Distribution fees — Class B	817
Chief compliance officer expenses	164
Trustees' deferred compensation plan	11,651
Other liabilities	1,041
Total Liabilities	324,624
Net Assets	$22,636,330
Net Assets Consist of
Paid-in capital	$37,528,694
Overdistributed net investment income	(71,855)
Accumulated net realized loss	(8,636,368)
Net unrealized appreciation (depreciation) on:
Investments	(6,321,924)
Foreign currency translations	137,783
Net Assets	$22,636,330
Class A
Net assets	$20,755,772
Shares outstanding	22,722,014
Net asset value per share	$0.91
Class B
Net assets	$1,880,558
Shares outstanding	2,078,928
Net asset value per share	$0.90

See Accompanying Notes to Financial Statements.

8

Statement of Operations

Columbia International Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Dividends	$1,628,840
Interest	3,416
Foreign taxes withheld	(133,915)
Total Investment Income	1,498,341
Expenses
Investment advisory fee	327,421
Distribution fees — Class B	7,867
Transfer agent fee	205
Pricing and bookkeeping fees	54,547
Trustees' fees	14,900
Custody fee	62,877
Audit fee	49,664
Reports to shareholders	28,345
Chief compliance officer expenses	626
Other expenses	20,696
Total Expenses	567,148
Fees waived or expenses reimbursed by investment advisor	(201,414)
Custody earnings credit	(71)
Net Expenses	365,663
Net Investment Income	1,132,678
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options
Net realized gain (loss) on:
Investments	(3,638,712)
Foreign currency transactions and forward foreign currency exchange contracts	(1,065,859)
Written options	15,708
Net realized loss	(4,688,863)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,712,934)
Foreign currency translations and forward foreign currency exchange contracts	285,181
Net change in unrealized appreciation (depreciation)	(16,427,753)
Net Loss	(21,116,616)
Net Decrease Resulting from Operations	$(19,983,938)

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets

Columbia International Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations
Net investment income	$1,132,678	$1,081,801
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and written options, net of foreign capital gains tax	(4,688,863)	9,925,771
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward foreign currency exchange contracts	(16,427,753)	(6,011,290)
Net increase (decrease) resulting from operations	(19,983,938)	4,996,282
Distributions to Shareholders
From net investment income:
Class A	(1,020,386)	(1,545,732)
Class B	(83,976)	(138,221)
From net realized gains:
Class A	(7,406,965)	(9,445,690)
Class B	(689,030)	(915,934)
Total distributions to shareholders	(9,200,357)	(12,045,577)
Net Capital Stock Transactions	114,072	(7,011,763)
Total decrease in net assets	(29,070,223)	(14,061,058)
Net Assets
Beginning of period	51,706,553	65,767,611
End of period	$22,636,330	$51,706,553
Undistributed (Overdistributed) net investment income, at end of period	$(71,855)	$980,022
Capital Stock Activity

	Year Ended December 31,
	2008		2007
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	945,594	$1,158,778	603,794	$1,455,427
Distributions reinvested	5,852,327	8,427,351	4,758,191	10,991,422
Redemptions	(6,071,316)	(9,365,906)	(7,439,978)	(18,063,567)
Net increase (decrease)	726,605	220,223	(2,077,993)	(5,616,718)
Class B
Subscriptions	69,561	85,514	44,392	101,089
Distributions reinvested	540,564	773,006	460,330	1,054,155
Redemptions	(622,912)	(964,671)	(1,048,627)	(2,550,289)
Net decrease	(12,787)	(106,151)	(543,905)	(1,395,045)

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia International Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$2.15	$2.46		$2.15	$1.90	$1.69
Income from Investment Operations:
Net investment income (a)	0.05	0.04		0.04	0.03	0.02
Net realized and unrealized gain (loss) on investments, foreign currency, written options and net of foreign capital gains tax	(0.85)	0.19		0.48	0.22	0.21
Total from Investment Operations	(0.80)	0.23		0.52	0.25	0.23
Less Distributions to Shareholders:
From net investment income	(0.06)	(0.08)		(0.04)	—	(0.02)
From net realized gains	(0.38)	(0.46)		(0.17)	—	—
Total Distributions to Shareholders	(0.44)	(0.54)		(0.21)	—	(0.02)
Net Asset Value, End of Period	$0.91	$2.15		$2.46	$2.15	$1.90
Total return (b)(c)(d)	(44.83)%	7.79	%(e)	25.17%	13.16%	13.73	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.95%	0.95%		0.95%	0.95%	0.95%
Waiver/Reimbursement	0.53%	0.37%		0.28%	0.20%	0.21%
Net investment income (g)	3.03%	1.81%		1.64%	1.49%	0.98%
Portfolio turnover rate	84%	69%		90%	67%	101%
Net assets, end of period (000's)	$20,756	$47,253		$59,317	$61,525	$70,391

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Financial Highlights

Columbia International Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$2.13	$2.45		$2.14	$1.90	$1.69
Income from Investment Operations:
Net investment income (a)	0.04	0.04		0.03	0.02	0.01
Net realized and unrealized gain (loss) on investments, foreign currency, written options and net of foreign capital gains tax	(0.84)	0.17		0.48	0.22	0.22
Total from Investment Operations	(0.80)	0.21		0.51	0.24	0.23
Less Distributions to Shareholders:
From net investment income	(0.05)	(0.07)		(0.03)	—	(0.02)
From net realized gains	(0.38)	(0.46)		(0.17)	—	—
Total Distributions to Shareholders	(0.43)	(0.53)		(0.20)	—	(0.02)
Net Asset Value, End of Period	$0.90	$2.13		$2.45	$2.14	$1.90
Total return (b)(c)(d)	(45.02)%	7.18	%(e)	25.04%	12.63%	13.48	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.20%	1.20%		1.20%	1.20%	1.20%
Waiver/Reimbursement	0.53%	0.37%		0.28%	0.20%	0.21%
Net investment income (g)	2.75%	1.55%		1.37%	1.20%	0.72%
Portfolio turnover rate	84%	69%		90%	67%	101%
Net assets, end of period (000's)	$1,881	$4,454		$6,450	$6,249	$6,792

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Notes to Financial Statements

Columbia International Fund, Variable Series / December 31, 2008

I. Organization

Columbia International Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is operating as a diversified portfolio. The Trust is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Purchased options are valued at the last reported sale price, or in the absence of a sale, the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

13

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2008

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$2,430,467	$—
Level 2—Other Significant Observable Inputs	19,189,434	138,112
Level 3—Significant Unobservable Inputs	660,217	—
Total	$22,280,118	$138,112

*  Other financial instruments consist of forward foreign currency exchange contracts which are not included in the investment portfolio.

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the year ending December 31, 2008 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of December 31, 2007	$1,453	$—
Accretion of Discounts/ Amortization of Premiums	—	—
Realized loss	(7,786)	—
Change in unrealized appreciation	87,056	—
Net Purchases	579,494	—
Transfers in and/or out of Level 3	—	—
Balance as of December 31, 2008	$660,217	$—

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

14

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2008

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Fund's investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Translations and Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional

15

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2008

shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for Passive Foreign Investment Company adjustments, Section 988 reclassifications, capital loss carryforwards expired and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(1,080,193)	$1,080,193	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$2,456,273	$3,804,596
Long-Term Capital Gains	6,744,084	8,240,981

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$83,570	$—	$(6,613,049)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,567,981
Unrealized depreciation	(8,181,030)
Net unrealized depreciation	$(6,613,049)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$1,483,671
2010	3,027,462
2011	339,845
2016	803,742
$5,654,720

Of the capital loss carryforwards attributable to the Fund, $346,012 ($173,006 expiring 12/31/09 and $173,006 expiring 12/31/10) remain from the Fund's merger with Colonial International Horizons Fund, Variable Series and $158,192 ($79,096 expiring on 12/31/09 and $79,096 expiring 12/31/10) remain from the Fund's merger with Colonial Global Equity Fund, Variable Series. Utilization of these losses, as well as the remaining capital loss carryforwards of the Fund, could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $11,622,723 expired during the year ended December 31, 2008. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $2,690,523 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.

16

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2008

The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
$1 billion to $1.5 billion	0.77%
$1.5 billion to $3 billion	0.72%
$3 billion to $6 billion	0.70%
Over $6 billion	0.68%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.87% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the Fund's ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary

17

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2008

expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.95% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement at any time.

Effective January 12, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.00% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $32,054,230 and $40,703,772, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2008, the Fund had one shareholder that held 85.7% of the Fund's shares outstanding. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

18

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2008

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

19

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia International Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

20

Federal Income Tax Information (Unaudited)

Columbia International Fund, Variable Series

Foreign taxes paid during the fiscal year ended December 31, 2008 of $133,915 ($0.01 per share) are expected to be passed through to shareholders. The entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $1,619,202 ($0.07 per share) for the fiscal year ended December 31, 2008.

0.25% of the ordinary income distributed by the Fund, for the year ended December 31, 2008, qualifies for the corporate dividends received deduction.

21

Fund Governance

Columbia International Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President – Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

22

Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

23

Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President, and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

24

Board Consideration and Approval of Advisory Agreements

Columbia International Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider

25

that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia International Fund, Variable Series' performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-, three- and ten-year periods, and in the fifth quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia International Fund, Variable Series' total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the

26

fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the

29

Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each

30

investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia International Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/2769-1208 (02/09) 09-70764

Columbia Large Cap Growth Fund, Variable Series

Columbia Funds Variable Insurance Trust

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Large Cap Growth Fund, Variable Series / December 31, 2008

Columbia Large Cap Growth Fund, Variable Series seeks long-term capital appreciation.

John T. Wilson has been lead portfolio manager of the fund since August 2005. Roger R. Sullivan has co-managed the fund since June 2005.

Summary

For the 12-month period that ended December 31, 2008, the fund's Class A shares lagged its benchmark, the Russell 1000 Growth Index.1 In a very difficult environment for stocks around the world, the fund stemmed more losses than the average fund in its peer group, the Lipper VUF Large-Cap Growth Funds Classification.2 Higher exposure than the index among financial companies and stock selection in the information technology, industrial and consumer sectors accounted for the fund's modest performance shortfall compared to the index.

Disappointments in technology, consumer discretionary and industrial sectors

Demand for consumer electronics fell along with the economy. Apple Inc.'s (2.0% of net assets) shares slumped amid concerns that recent solid growth would stall as consumers cut back purchases of higher-priced electronic devices. Adobe Systems, Inc. (0.8% of net assets) saw sales shrink for its Creative Suite line of graphics and video-editing software. These products are an important source of revenue for Adobe. Best Buy Co., Inc. (0.3% of net assets), which offers a wide range of home entertainment products was a significant laggard. We sold GameStop, a retailer specializing in video games, which also felt the impact of reduced consumer spending on non-essentials. SPX Corp., a diversified maker of industrial machinery, fell sharply. Concerns that global infrastructure spending would contract and hamper the company's growth prospects led us to eliminate this holding.

Health care and consumer holdings showed relative strength

Although the fund sustained substantial negative returns, there were a few bright spots in the portfolio. Stock selection in the health care sector, especially among biotechnology stocks, whose results are often tied to product development rather than economic cycles, aided performance. Shares of Genentech, Inc. (1.3% of net assets) rose on news that a major pharmaceutical company with a substantial stake in the company would purchase the portion it did not already own. Amgen Inc.'s (0.7% of net assets) shares got a boost when early tests of one of its osteoporosis drugs were positive. In addition, we did well to pare back energy holdings as oil and gas prices plummeted in the latter half of the year. The fund's limited exposure to utilities also helped returns compared to the benchmark as the freeze in capital markets buffeted power producers.

Although results among consumer staples stocks were negative overall, Wal-Mart Stores, Inc. (1.8% of net assets) experienced good results as shoppers grew more price conscious. Comcast Corp. (1.4% of net assets) and DIRECTV Group, Inc. (1.0% of net assets) held up comparatively well in the general downturn. Cable television tends to be recession-resistant because it is one of the last things that consumers give up during constrained economic times. McDonald's Corp. (1.2% of net assets) showed good relative performance as customers sought its value-priced offerings.

A cautiously hopeful outlook

After 2008's historic turbulence, we find reason for tempered optimism in the extraordinary steps the government has taken in hopes of revitalizing the economy. The Federal Reserve Board has cut short-term interest rates to virtually zero, injecting needed liquidity into credit markets. Long-term interest rates have also fallen, enabling many homeowners to refinance mortgages on favorable terms. The government has also been aggressive in developing large-scale stimulus programs. And, tumbling energy prices have taken some of the pressure off personal and business budgets. In time, we believe that these factors could combine to allay investor fears and restore confidence among consumers, whose spending drives most U.S. economic activity. Given this scenario, we plan to search for companies that could prosper once the economic cycle turns positive. Of course, risks to the economic picture, most notably rising unemployment, remain. Therefore, our move into economically sensitive issues will be prudent, highly selective and designed to take advantage of any potential recovery.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2008, and are subject to change.

1  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Large Cap Growth Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	10-year
Class A (01/01/89)	-40.43	-4.83	-4.66
Class B (06/01/00)	-40.54	-5.00	-4.82
Russell 1000 Growth Index	-38.44	-3.42	-4.27

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/07	12/31/08
Class A	31.35	18.63
Class B	31.22	18.55

Performance of a $10,000 investment, 01/01/99 – 12/31/08

Annual operating expense ratio (%)*
Class A	0.83
Class B	1.08

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any differences in expenses, such as distribution (Rule 12b-1) fees between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for periods prior to June 1, 2000 would be lower.

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Large Cap Growth Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	654.82	1,021.11	3.33	4.06	0.80
Class B	1,000.00	1,000.00	654.22	1,020.36	3.95	4.82	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in each share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Large Cap Growth Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—98.2%
Consumer Discretionary—9.3%
Diversified Consumer Services—1.0%
Apollo Group, Inc., Class A (a)	6,700	$513,354
Hotels, Restaurants & Leisure—1.9%
McDonald's Corp.	10,500	652,995
Starwood Hotels & Resorts Worldwide, Inc.	9,900	177,210
Wynn Resorts Ltd. (a)	4,100	173,266
		1,003,471
Leisure Equipment & Products—0.5%
Hasbro, Inc.	8,500	247,945
Media—2.5%
Comcast Corp., Class A	44,000	742,720
DIRECTV Group, Inc. (a)	23,800	545,258
		1,287,978
Multiline Retail—0.7%
Kohl's Corp. (a)	10,300	372,860
Specialty Retail—2.0%
Best Buy Co., Inc.	5,100	143,361
Lowe's Companies, Inc.	15,500	333,560
Staples, Inc.	18,100	324,352
Urban Outfitters, Inc. (a)	16,700	250,166
		1,051,439
Textiles, Apparel & Luxury Goods—0.7%
Polo Ralph Lauren Corp.	8,500	385,985
Consumer Staples—11.9%
Beverages—4.4%
Coca-Cola Co.	28,500	1,290,195
Molson Coors Brewing Co., Class B	9,600	469,632
PepsiCo, Inc.	10,100	553,177
		2,313,004
Food & Staples Retailing—3.2%
BJ's Wholesale Club, Inc. (a)	9,300	318,618
Kroger Co.	16,700	441,047
Wal-Mart Stores, Inc.	16,700	936,202
		1,695,867
Household Products—1.7%
Kimberly-Clark Corp.	10,400	548,496
Procter & Gamble Co.	5,500	340,010
		888,506
Personal Products—1.1%
Avon Products, Inc.	24,400	586,332
Tobacco—1.5%
Philip Morris International, Inc.	17,500	761,425
Energy—8.2%
Energy Equipment & Services—2.6%
Halliburton Co.	15,400	279,972
Nabors Industries Ltd. (a)	17,900	214,263
Schlumberger Ltd.	16,400	694,212
Transocean Ltd. (a)	4,386	207,239
		1,395,686

	Shares	Value
Oil, Gas & Consumable Fuels—5.6%
Devon Energy Corp.	10,600	$696,526
Exxon Mobil Corp.	5,000	399,150
Hess Corp.	9,300	498,852
Occidental Petroleum Corp.	12,900	773,871
Southwestern Energy Co. (a)	12,200	353,434
Ultra Petroleum Corp. (a)	6,300	217,413
		2,939,246
Financials—5.8%
Capital Markets—2.7%
Goldman Sachs Group, Inc.	7,000	590,730
State Street Corp.	13,200	519,156
Waddell & Reed Financial, Inc., Class A	18,800	290,648
		1,400,534
Diversified Financial Services—1.6%
CME Group, Inc.	2,000	416,220
IntercontinentalExchange, Inc. (a)	5,200	428,688
		844,908
Insurance—1.5%
Axis Capital Holdings Ltd.	13,443	391,460
MetLife, Inc.	11,800	411,348
		802,808
Health Care—16.5%
Biotechnology—4.9%
Amgen, Inc. (a)	6,100	352,275
Celgene Corp. (a)	10,500	580,440
Genentech, Inc. (a)	8,500	704,735
Genzyme Corp. (a)	7,600	504,412
Gilead Sciences, Inc. (a)	8,200	419,348
		2,561,210
Health Care Equipment & Supplies—1.7%
Baxter International, Inc.	12,000	643,080
Medtronic, Inc.	7,900	248,218
		891,298
Health Care Providers & Services—2.4%
Humana, Inc. (a)	10,600	395,168
Medco Health Solutions, Inc. (a)	20,800	871,728
		1,266,896
Life Sciences Tools & Services—2.0%
Covance, Inc. (a)	8,900	409,667
Thermo Fisher Scientific, Inc. (a)	19,720	671,860
		1,081,527
Pharmaceuticals—5.5%
Abbott Laboratories	19,700	1,051,389
Bristol-Myers Squibb Co.	30,600	711,450
Johnson & Johnson	6,200	370,946
Schering-Plough Corp.	29,100	495,573
Teva Pharmaceutical Industries Ltd., ADR	6,100	259,677
		2,889,035

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2008

	Shares	Value
Industrials—11.5%
Aerospace & Defense—3.6%
Goodrich Corp.	11,700	$433,134
Lockheed Martin Corp.	7,400	622,192
Precision Castparts Corp.	4,600	273,608
United Technologies Corp.	10,300	552,080
		1,881,014
Commercial Services & Supplies—0.8%
Waste Management, Inc.	12,400	410,936
Electrical Equipment—0.7%
Emerson Electric Co.	10,300	377,083
Machinery—3.3%
Cummins, Inc.	12,900	344,817
Flowserve Corp.	5,100	262,650
Illinois Tool Works, Inc.	16,700	585,335
Joy Global, Inc.	11,400	260,946
Parker Hannifin Corp.	6,000	255,240
		1,708,988
Professional Services—0.6%
Dun & Bradstreet Corp.	4,400	339,680
Road & Rail—1.5%
Landstar System, Inc.	7,700	295,911
Union Pacific Corp.	10,700	511,460
		807,371
Trading Companies & Distributors—1.0%
W.W. Grainger, Inc.	6,800	536,112
Information Technology—28.9%
Communications Equipment—4.9%
Cisco Systems, Inc. (a)	74,750	1,218,425
Nokia Oyj, ADR	22,800	355,680
QUALCOMM, Inc.	28,300	1,013,989
		2,588,094
Computers & Peripherals—7.9%
Apple, Inc. (a)	12,100	1,032,735
EMC Corp. (a)	69,100	723,477
Hewlett-Packard Co.	34,900	1,266,521
International Business Machines Corp.	13,200	1,110,912
		4,133,645
Electronic Equipment & Instruments—0.7%
FLIR Systems, Inc. (a)	11,300	346,684
Internet Software & Services—3.4%
Equinix, Inc. (a)	6,300	335,097
Google, Inc., Class A (a)	4,822	1,483,488
		1,818,585
IT Services—1.3%
Visa, Inc., Class A	12,800	671,360
Semiconductors & Semiconductor Equipment—4.1%
Broadcom Corp., Class A (a)	22,700	385,219
Intel Corp.	32,200	472,052
Lam Research Corp. (a)	24,100	512,848

	Shares	Value
Linear Technology Corp.	22,700	$502,124
Microchip Technology, Inc.	14,300	279,279
		2,151,522
Software—6.6%
Activision Blizzard, Inc. (a)	38,532	332,917
Adobe Systems, Inc. (a)	19,900	423,671
Microsoft Corp.	83,850	1,630,044
Oracle Corp. (a)	46,300	820,899
Symantec Corp. (a)	21,000	283,920
		3,491,451
Materials—3.7%
Chemicals—2.9%
Monsanto Co.	8,292	583,342
Potash Corp. of Saskatchewan	3,700	270,914
Praxair, Inc.	11,100	658,896
		1,513,152
Metals & Mining—0.8%
Nucor Corp.	9,700	448,140
Telecommunication Services—0.7%
Wireless Telecommunication Services—0.7%
NII Holdings, Inc. (a)	20,100	365,418
Utilities—1.7%
Electric Utilities—1.7%
Entergy Corp.	10,600	881,178
Total Common Stocks (cost of $66,297,138)		51,651,727
	Par
SHORT-TERM OBLIGATION—1.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by a U.S. Treasury Obligation maturing 02/15/27, market value $968,499 (repurchase proceeds $945,001)	$945,000	945,000
Total Short-Term Obligation (cost of $945,000)		945,000
Total Investments—100.0% (cost of $67,242,138) (b)		52,596,727
Other Assets & Liabilities, Net—0.0%		10,667
Net Assets—100.0%		$52,607,394

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $68,023,703.

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2008

At December 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	28.9
Health Care	16.5
Consumer Staples	11.9
Industrials	11.5
Consumer Discretionary	9.3
Energy	8.2
Financials	5.8
Materials	3.7
Utilities	1.7
Telecommunication Services	0.7
	98.2
Short-Term Obligation	1.8
Other Assets & Liabilities, Net	0.0	*
	100.0

*Rounds to less than 0.01%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Large Cap Growth Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$67,242,138
Investments, at value	$52,596,727
Cash	145
Receivable for:
Fund shares sold	150,824
Dividends	96,239
Trustees' deferred compensation plan	18,426
Other assets	3,137
Total Assets	52,865,498
Liabilities
Expense reimbursement due to investment advisor	521
Payable for:
Investments purchased	114,221
Fund shares repurchased	39,906
Investment advisory fee	21,481
Administration fee	6,467
Transfer agent fee	26
Pricing and bookkeeping fees	4,163
Trustees' fees	262
Audit fee	37,375
Custody fee	1,505
Reports to shareholders	11,233
Distribution fees — Class B	1,526
Chief compliance officer expenses	179
Trustees' deferred compensation plan	18,426
Other liabilities	813
Total Liabilities	258,104
Net Assets	$52,607,394
Net Assets Consist of
Paid-in capital	$121,750,906
Undistributed net investment income	325,622
Accumulated net realized loss	(54,823,723)
Net unrealized appreciation (depreciation) on investments	(14,645,411)
Net Assets	$52,607,394
Class A
Net assets	$45,239,915
Shares outstanding	2,428,827
Net asset value per share	$18.63
Class B
Net assets	$7,367,479
Shares outstanding	397,166
Net asset value per share	$18.55

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Large Cap Growth Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Dividends	$952,003
Interest	21,521
Securities lending	54,902
Foreign taxes withheld	(1,058)
Total Investment Income	1,027,368
Expenses
Investment advisory fee	410,091
Administration fee	123,084
Distribution fees — Class B	30,491
Transfer agent fee	304
Pricing and bookkeeping fees	51,383
Trustees' fees	28,414
Custody fee	12,749
Audit fee	42,219
Chief compliance officer expenses	657
Other expenses	53,465
Expenses before interest expense	752,857
Interest expense	66
Total Expenses	752,923
Fees waived or expenses reimbursed by investment advisor	(66,363)
Fees reimbursed by distributor — Class B	(12,194)
Custody earnings credit	(19)
Net Expenses	674,347
Net Investment Income	353,021
Net Realized and Unrealized Loss on Investments
Net realized loss on investments	(12,566,482)
Net change in unrealized appreciation (depreciation) on investments	(27,218,882)
Net Loss	(39,785,364)
Net Decrease Resulting from Operations	$(39,432,343)

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Large Cap Growth Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations
Net investment income	$353,021	$190,630
Net realized gain (loss) on investments	(12,566,482)	15,358,232
Net change in unrealized appreciation (depreciation) on investments	(27,218,882)	997,035
Net increase (decrease) resulting from operations	(39,432,343)	16,545,897
Distributions to Shareholders:
From net investment income:
Class A	(176,300)	(355,721)
Class B	(9,828)	(45,174)
Total distributions to shareholders	(186,128)	(400,895)
Net Capital Stock Transactions	(17,086,726)	(24,858,316)
Total decrease in net assets	(56,705,197)	(8,713,314)
Net Assets:
Beginning of period	109,312,591	118,025,905
End of period	$52,607,394	$109,312,591
Undistributed net investment income at end of period	$325,622	$158,729
Capital Stock Activity

	Year Ended December 31,
	2008		2007
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	147,786	$3,595,857	69,048	$1,989,862
Distributions reinvested	6,358	176,300	11,712	355,721
Redemptions	(653,804)	(16,498,621)	(820,788)	(23,887,175)
Net decrease	(499,660)	(12,726,464)	(740,028)	(21,541,592)
Class B
Subscriptions	29,277	720,907	61,952	1,872,501
Distributions reinvested	356	9,828	1,492	45,174
Redemptions	(193,171)	(5,090,997)	(179,061)	(5,234,399)
Net decrease	(163,538)	(4,360,262)	(115,617)	(3,316,724)

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Large Cap Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,

	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$31.35		$27.18		$24.75		$23.77		$24.28
Income from Investment Operations:
Net investment income (a)	0.12		0.06		0.09		0.08		0.15 (b)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(12.77)		4.22		2.43		1.04		(0.62)
Total from investment operations	(12.65)		4.28		2.52		1.12		(0.47)
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.11)		(0.09)		(0.14)		(0.04)
Net Asset Value, End of Period	$18.63		$31.35		$27.18		$24.75		$23.77
Total return (c)(d)	(40.43	)%(e)	15.77	%(e)	10.23	%(e)	4.74	%(e)	(1.95)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.80%		0.80%		0.80%		0.76%		0.73%
Interest expense	—	%(g)	—		—	%(g)	—		—
Net expenses (f)	0.80%		0.80%		0.80%		0.76%		0.73%
Waiver/Reimbursement	0.08%		0.03%		0.01%		—	%(g)	—
Net investment income (f)	0.45%		0.19%		0.34%		0.32%		0.65%
Portfolio turnover rate	164%		149%		194%		113%		4%
Net assets, end of period (000's)	$45,240		$91,808		$99,714		$113,804		$106,225

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate account. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Large Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,

	2008		2007	2006		2005	2004
Net Asset Value, Beginning of Period	$31.22		$27.08	$24.64		$23.67	$24.19
Income from Investment Operations:
Net investment income (a)	0.08		0.01	0.05		0.03	0.10 (b)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(12.73)		4.20	2.44		1.03	(0.62)
Total from investment operations	(12.65)		4.21	2.49		1.06	(0.52)
Less Distributions to Shareholders:
From net investment income	(0.02)		(0.07)	(0.05)		(0.09)	—
Net Asset Value, End of Period	$18.55		$31.22	$27.08		$24.64	$23.67
Total return (c)(d)(e)	(40.54)%		15.57%	10.12%		4.49%	(2.15)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.95%		0.95%	0.95%		0.95%	0.95%
Interest expense	—	%(g)	—	—	%(g)	—	—
Net expenses (f)	0.95%		0.95%	0.95%		0.95%	0.95%
Waiver/Reimbursement	0.18%		0.13%	0.11%		0.06%	0.03%
Net investment income (f)	0.30%		0.04%	0.19%		0.13%	0.43%
Portfolio turnover rate	164%		149%	194%		113%	4%
Net assets, end of period (000's)	$7,367		$17,505	$18,311		$18,803	$21,715

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate account. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / December 31, 2008

I. Organization

Columbia Large Cap Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$51,651,727	$—
Level 2—Other Significant Observable Inputs	945,000	—
Level 3—Significant Unobservable Inputs	—	—
Total	$52,596,727	$—

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of

12

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2008

the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$186,128	$400,895

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$352,163	$—	$(15,426,976)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,050,641
Unrealized depreciation	(16,477,617)
Net unrealized depreciation	$(15,426,976)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$32,214,453
2011	9,801,830
2016	5,105,804
$47,122,087

Of the capital loss carryforwards attributable to the Fund, $5,196,879, expiring 12/31/10, remain from the Fund's merger with Liberty Equity Fund, Variable Series. The availability of a portion of the remaining capital loss

13

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2008

carryforwards from Liberty Equity Fund, Variable Series may be limited in a given year.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $6,920,070 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
Over $1 billion	0.45%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with

14

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2008

its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the Fund's total annual operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.80% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.95% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $134,300,670 and $149,022,020, respectively.

Note 7. Shares of Beneficial Interest

As of December 31, 2008, the Fund had three shareholders that collectively held 90.2% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured

15

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2008

revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the average daily loan balance outstanding on days where borrowing existed was $1,000,000 at a weighted average interest rate of 2.375%

Note 10. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of

16

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2008

1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Large Cap Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

18

Federal Income Tax Information (Unaudited)

Columbia Large Cap Growth Fund, Variable Series

100.00% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2008 qualifies for the corporate dividends received deduction.

19

Fund Governance

Columbia Large Cap Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President – Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

20

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

21

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

22

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) 7 the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September, and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance

23

benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Large Cap Growth Fund, VS's performance was in the second quintile (where the best performance would be in the first quintile) for the one- and three-year periods, in the fifth quintile for the five-year period, and in the fourth quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Large Cap Growth Fund, VS's total expenses were in the third quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related

24

funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

26

forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the

27

Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each

28

investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Large Cap Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/2576-1208 (02/09) 09-70790

Columbia Large Cap Value Fund, Variable Series

Columbia Funds Variable Insurance Trust

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Large Cap Value Fund, Variable Series / December 31, 2008

Columbia Large Cap Value Fund, Variable Series seeks long-term capital appreciation.

Lori J. Ensinger, Diane L. Sobin, David I. Hoffman and Noah J. Petrucci have co-managed the fund since June 2005.

Summary

For the 12-month period that ended December 31, 2008, the fund's Class A shares underperformed its benchmark, the Russell 1000 Value Index.1 The fund performed generally in line with the average return of its peer group, the Lipper VUF Large Cap Value Classification.2 In a period of sharply declining stock prices, the fund, the index and the peer group all sustained double-digit losses. Weakness prevailed in the financials, energy and industrials sectors and accounted for the bulk of the portfolio's decline. Relative to its benchmark, stock selection within the energy, consumer staples and health care sectors hurt performance, and stock selection within the financials and consumer discretionary sectors helped performance.

Exposure to financials, energy and industrials hurt returns

The fund avoided some of the worst performing stocks within the hard-hit financials sector and management acted decisively to exit poorly positioned firms. However, the fund did sustain substantial losses from financials holdings. Among the weakest performers were major commercial banks, which continued to be pressured by turmoil within the industry, effects of sinking housing prices and investor concerns about capital adequacy. These included Citigroup, Inc., JPMorgan Chase & Co. and Goldman Sachs Group, Inc. (0.6%, 3.8% and 1.5% of net assets, respectively). Our conviction in health care insurance provider CIGNA Corp. was hurt due to concerns about the capital positions of the firm's subsidiaries, exposures in its insurance portfolio and the company's 2009 earnings outlook. As a result, we exited the stock.

Within industrials, we exited our position in global engineering and construction firm McDermott International, Inc., which was hurt by energy industry exposure and by delays affecting some project completions. General Electric Co. (1.7% of net assets) shares declined in light of its financial business exposure. Poor performance from holdings in the energy sector also detracted from returns. Declining oil prices hit fund holdings ConocoPhillips (1.9% of net assets) and Hess Corp. (1.4% of net assets). Despite the tendency for oil price fluctuation to drive short-term stock price movements, we continue to retain these stocks on confidence that underlying business fundamentals can provide value over the mid- to long term.

Some individual holdings provided positive performance

In 2008, stocks with positive returns were few and far between. However, the fund was able to offset some losses with positive performance from several individual holdings: Biotechnology company Amgen, Inc. (2.9% of net assets), driven by three consecutive quarters of earnings that exceeded preliminary estimates. Financial conglomerate Wells Fargo & Co. (2.0% of net assets), experienced strong results and instilled investor confidence even as competitors faltered. McDonald's Corp. (1.9% of net assets) shares rose more than 8% as investors rewarded the company for strong operational performance throughout the year, driven by the success of its domestic Dollar Menu and strong promotional activity globally.

A challenging market ahead

While many value stocks offer low valuations and many sectors have been beaten down substantially from previous highs, the challenge for value investors is to discriminate between stocks where negative sentiment has overshadowed actual business prospects and those that have the potential to fall further. To aid us in our analysis of the value universe, our broad based investment team shares information that can help us identify the most attractive candidates going forward—those companies that are good stewards of their own capital, that have the potential for higher profit margins relative to their share prices and whose shares are attractively valued.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Large Cap Value Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	10-year
Class A (07/05/94)	-37.07	-1.56	-0.03
Class B (06/01/00)	-37.21	-1.79	-0.19
Russell 1000 Value Index	-36.85	-0.79	1.36

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/07	12/31/08
Class A	18.55	9.59
Class B	18.47	9.55

Performance of a $10,000 investment, 01/01/99 – 12/31/08

Annual operating expense ratio (%)*
Class A	0.87
Class B	1.12

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and include the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any differences in expenses, such as distribution (Rule 12b-1) fees between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for the periods prior to June 1, 2000 would be lower.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Large Cap Value Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	733.20	1,021.11	3.49	4.06	0.80
Class B	1,000.00	1,000.00	732.60	1,019.94	4.50	5.25	1.03

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Large Cap Value Fund, Variable Series / December 31, 2008

	Shares	Value
Consumer Discretionary—6.3%
Hotels, Restaurants & Leisure—2.5%
Carnival Corp.	27,500	$668,800
McDonald's Corp.	32,105	1,996,610
		2,665,410
Multiline Retail—1.2%
Kohl's Corp. (a)	35,400	1,281,480
Specialty Retail—1.7%
Lowe's Companies, Inc.	81,200	1,747,424
Textiles, Apparel & Luxury Goods—0.9%
V.F. Corp.	17,900	980,383
Consumer Staples—10.6%
Beverages—1.3%
Diageo PLC, ADR	24,957	1,416,060
Food & Staples Retailing—2.2%
Sysco Corp.	43,000	986,420
Wal-Mart Stores, Inc.	24,500	1,373,470
		2,359,890
Food Products—2.0%
ConAgra Foods, Inc.	61,700	1,018,050
General Mills, Inc.	10,800	656,100
J M Smucker Co.	10,900	472,624
		2,146,774
Household Products—2.2%
Procter & Gamble Co.	37,600	2,324,432
Personal Products—1.2%
Avon Products, Inc.	51,534	1,238,362
Tobacco—1.7%
Lorillard, Inc.	9,100	512,785
Philip Morris International, Inc.	28,416	1,236,380
		1,749,165
Energy—17.6%
Energy Equipment & Services—1.3%
Halliburton Co.	61,348	1,115,306
Smith International, Inc.	11,800	270,102
		1,385,408
Oil, Gas & Consumable Fuels—16.3%
Chevron Corp.	28,000	2,071,160
ConocoPhillips	39,186	2,029,835
El Paso Corp.	49,800	389,934
EOG Resources, Inc.	14,800	985,384
Exxon Mobil Corp.	82,494	6,585,496
Hess Corp.	27,500	1,475,100
Marathon Oil Corp.	31,300	856,368
Newfield Exploration Co. (a)	27,400	541,150
Occidental Petroleum Corp.	27,700	1,661,723
Petroleo Brasileiro SA, ADR	26,600	651,434
		17,247,584

	Shares	Value
Financials—23.0%
Capital Markets—2.8%
Goldman Sachs Group, Inc.	18,900	$1,594,971
State Street Corp.	34,100	1,341,153
		2,936,124
Commercial Banks—7.7%
PNC Financial Services Group, Inc.	27,990	1,371,510
SunTrust Banks, Inc.	41,900	1,237,726
U.S. Bancorp	114,346	2,859,794
Wells Fargo & Co.	70,410	2,075,687
Zions Bancorporation	26,236	643,044
		8,187,761
Diversified Financial Services—4.4%
Citigroup, Inc.	90,755	608,966
JPMorgan Chase & Co.	127,192	4,010,364
		4,619,330
Insurance—5.9%
ACE Ltd.	35,603	1,884,110
Aon Corp.	47,300	2,160,664
Hartford Financial Services Group, Inc.	33,059	542,829
Marsh & McLennan Companies, Inc.	57,100	1,385,817
Prudential Financial, Inc.	9,000	272,340
		6,245,760
Real Estate Investment Trusts (REITs)—2.2%
Plum Creek Timber Co., Inc.	36,200	1,257,588
Rayonier, Inc.	33,700	1,056,495
		2,314,083
Health Care—9.6%
Biotechnology—2.9%
Amgen, Inc. (a)	52,900	3,054,975
Health Care Providers & Services—1.3%
Medco Health Solutions, Inc. (a)	33,700	1,412,367
Life Sciences Tools & Services—1.1%
Thermo Fisher Scientific, Inc. (a)	32,200	1,097,054
Pharmaceuticals—4.3%
Abbott Laboratories	22,600	1,206,162
Johnson & Johnson	40,500	2,423,115
Merck & Co., Inc.	30,000	912,000
		4,541,277
Industrials—8.0%
Aerospace & Defense—4.3%
Goodrich Corp.	20,500	758,910
L-3 Communications Holdings, Inc.	18,600	1,372,308
United Technologies Corp.	44,430	2,381,448
		4,512,666
Construction & Engineering—1.2%
KBR, Inc.	86,400	1,313,280

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2008

	Shares	Value
Industrial Conglomerates—1.7%
General Electric Co.	109,988	$1,781,806
Machinery—0.8%
Eaton Corp.	16,300	810,273
Information Technology—4.9%
Computers & Peripherals—2.7%
EMC Corp. (a)	119,700	1,253,259
Hewlett-Packard Co.	29,600	1,074,184
International Business Machines Corp.	6,300	530,208
		2,857,651
IT Services—0.3%
Visa, Inc., Class A	5,366	281,447
Semiconductors & Semiconductor Equipment—0.8%
Intel Corp.	36,400	533,624
Intersil Corp., Class A	36,000	330,840
		864,464
Software—1.1%
BMC Software, Inc. (a)	44,200	1,189,422
Materials—4.8%
Chemicals—2.4%
E.I. Du Pont de Nemours & Co.	34,900	882,970
Monsanto Co.	12,500	879,375
Potash Corp. of Saskatchewan	10,400	761,488
		2,523,833
Metals & Mining—2.1%
Allegheny Technologies, Inc.	5,600	142,968
Freeport-McMoRan Copper & Gold, Inc.	30,600	747,864
Nucor Corp.	27,700	1,279,740
		2,170,572
Paper & Forest Products—0.3%
Weyerhaeuser Co.	11,200	342,832
Telecommunication Services—5.5%
Diversified Telecommunication Services—5.5%
AT&T, Inc.	151,084	4,305,894
Verizon Communications, Inc.	42,845	1,452,445
		5,758,339
Utilities—5.1%
Electric Utilities—3.6%
Exelon Corp.	22,600	1,256,786
FPL Group, Inc.	31,000	1,560,230
PPL Corp.	30,100	923,769
		3,740,785

	Shares	Value
Multi-Utilities—1.5%
PG&E Corp.	26,630	$1,030,848
Public Service Enterprise Group, Inc.	19,572	570,915
		1,601,763
Total Common Stocks (cost of $114,635,216)		100,700,236
INVESTMENT COMPANY—1.2%
iShares Russell 1000 Value Index Fund	25,200	1,247,904
Total Investment Company (cost of $1,153,457)		1,247,904
CONVERTIBLE PREFERRED STOCKS—1.1%
Health Care—0.6%
Pharmaceuticals—0.6%
Schering-Plough Corp., 6.000%	3,800	663,100
Materials—0.5%
Metals & Mining—0.5%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	11,900	562,275
Total Convertible Preferred Stocks (cost of $1,503,444)		1,225,375
	Par
SHORT-TERM OBLIGATION—1.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by a U.S. Treasury Obligation maturing 08/15/26, market value $2,022,098 (repurchase proceeds $1,980,001)	$1,980,000	1,980,000
Total Short-Term Obligation (cost of $1,980,000)		1,980,000
Total Investments—99.6% (cost of $119,272,117) (b)		105,153,515
Other Assets & Liabilities, Net—0.4%		407,060
Net Assets—100.0%		$105,560,575

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $120,885,300.

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2008

For the year ended December 31, 2008, transactions in written options were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2007	22	$8,365
Options written	261	52,778
Options terminated in closing purchase transactions	(192)	(35,045)
Options exercised	—	—
Options expired	(91)	(26,098)
Options outstanding at December 31, 2008	—	$—

At December 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	23.0
Energy	17.6
Consumer Staples	10.6
Health Care	10.2
Industrials	8.0
Consumer Discretionary	6.3
Telecommunication Services	5.5
Materials	5.3
Utilities	5.1
Information Technology	4.9
96.5
Short-Term Obligation	1.9
Investment Company	1.2
Other Assets & Liabilities, Net	0.4
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Large Cap Value Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$119,272,117
Investments, at value	$105,153,515
Cash	699
Receivable for:
Fund shares sold	404,218
Interest	1
Dividends	216,448
Trustees' deferred compensation plan	26,988
Other assets	6,444
Total Assets	105,808,313
Liabilities
Expense reimbursement due to investment advisor	242
Payable for:
Fund shares repurchased	60,009
Investment advisory fee	66,576
Transfer agent fee	35
Pricing and bookkeeping fees	4,723
Trustees' fees	29,158
Audit fee	38,975
Custody fee	2,076
Distribution fees — Class B	3,427
Chief compliance officer expenses	179
Trustees' deferred compensation plan	26,988
Other liabilities	15,350
Total Liabilities	247,738
Net Assets	$105,560,575
Net Assets Consist of
Paid-in capital	$159,685,948
Undistributed net investment income	2,879,870
Accumulated net realized loss	(42,886,641)
Net unrealized appreciation (depreciation) on investments	(14,118,602)
Net Assets	$105,560,575
Class A
Net assets	$89,145,626
Shares outstanding	9,292,019
Net asset value per share	$9.59
Class B
Net assets	$16,414,949
Shares outstanding	1,718,445
Net asset value per share	$9.55

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Large Cap Value Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Dividends	$4,231,135
Interest	29,035
Securities lending	66,405
Total Investment Income	4,326,575
Expenses
Investment advisory fee	1,253,887
Distribution fees — Class B	65,694
Transfer agent fee	423
Pricing and bookkeeping fees	63,504
Trustees' fees	4,980
Custody fee	11,602
Chief compliance officer expenses	685
Other expenses	102,821
Total Expenses	1,503,596
Fees waived or expenses reimbursed by investment advisor	(133,770)
Fees waived by distributor — Class B	(5,319)
Custody earnings credit	(59)
Net Expenses	1,364,448
Net Investment Income	2,962,127
Net Realized and Unrealized Gain (Loss) on Investments and Written Options
Net realized loss on:
Investments	(25,911,670)
Written options	(64,021)
Net realized loss	(25,975,691)
Net change in unrealized appreciation (depreciation) on:
Investments	(48,283,931)
Written options	(2,425)
Net change in unrealized appreciation (depreciation)	(48,286,356)
Net Loss	(74,262,047)
Net Decrease Resulting from Operations	$(71,299,920)

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Large Cap Value Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2008	Year Ended December 31, 2007
Operations
Net investment income	$2,962,127	$3,812,442
Net realized gain (loss) on investments and written options	(25,975,691)	25,910,726
Net change in unrealized appreciation (depreciation) on investments and written options	(48,286,356)	(21,313,716)
Net increase (decrease) resulting from operations	(71,299,920)	8,409,452
Distributions to Shareholders:
From net investment income:
Class A	(3,265,106)	(3,039,503)
Class B	(562,654)	(516,224)
From net realized gains:
Class A	(20,586,564)	(14,477,553)
Class B	(4,035,862)	(2,862,346)
Total distributions to shareholders	(28,450,186)	(20,895,626)
Net Capital Stock Transactions	(16,207,739)	(40,952,430)
Total decrease in net assets	(115,957,845)	(53,438,604)
Net Assets
Beginning of period	221,518,420	274,957,024
End of period	$105,560,575	$221,518,420
Undistributed net investment income, at end of period	$2,879,870	$3,765,536
Capital Stock Activity

	Year Ended December 31,
	2008		2007
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	200,437	$2,529,968	341,313	$6,760,893
Distributions reinvested	1,894,493	23,851,670	886,491	17,517,056
Redemptions	(2,790,568)	(38,928,094)	(3,037,563)	(60,056,934)
Net decrease	(695,638)	(12,546,456)	(1,809,759)	(35,778,985)
Class B
Subscriptions	74,725	1,232,119	112,610	2,250,582
Distributions reinvested	366,416	4,598,516	171,588	3,378,570
Redemptions	(685,502)	(9,491,918)	(533,194)	(10,802,597)
Net decrease	(244,361)	(3,661,283)	(248,996)	(5,173,445)

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Large Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007		2006(a)	2005		2004
Net Asset Value, Beginning of Period	$18.55	$19.61		$16.83	$15.82		$14.15
Income from Investment Operations:
Net investment income (b)	0.26	0.30		0.26	0.26		0.25
Net realized and unrealized gain (loss) on investments and written options	(6.48)	0.34		2.77	0.75		1.70
Total from investment operations	(6.22)	0.64		3.03	1.01		1.95
Less Distributions to Shareholders:
From net investment income	(0.38)	(0.29)		(0.25)	—		(0.28)
From net realized gains	(2.36)	(1.41)		—	—		—
Total distributions to shareholders	(2.74)	(1.70)		(0.25)	—		(0.28)
Net Asset Value, End of Period	$9.59	$18.55		$19.61	$16.83		$15.82
Total return (c)(d)(e)	(37.07)%	2.74%		18.16%	6.38	%(f)	13.76%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.80%	0.80%		0.80%	0.80%		0.76%
Interest expense	—	—	%(h)	—	—		—
Net expenses (g)	0.80%	0.80%		0.80%	0.80%		0.76%
Waiver/Reimbursement	0.08%	0.07%		0.07%	0.05%		0.11%
Net investment income (g)	1.85%	1.53%		1.45%	1.62%		1.68%
Portfolio turnover rate	62%	76%		59%	73%		37%
Net assets, end of period (000's)	$89,146	$185,268		$231,354	$170,489		$206,695

(a)  On May 1, 2006, Liberty Growth & Income Fund, Variable Series, was renamed Columbia Large Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Large Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007		2006(a)	2005		2004
Net Asset Value, Beginning of Period	$18.47	$19.54		$16.78	$15.80		$14.14
Income from Investment Operations:
Net investment income (b)	0.23	0.26		0.22	0.22		0.21
Net realized and unrealized gain (loss) on investments and written options	(6.46)	0.33		2.75	0.76		1.69
Total from investment operations	(6.23)	0.59		2.97	0.98		1.90
Less Distributions to Shareholders:
From net investment income	(0.33)	(0.25)		(0.21)	—		(0.24)
From net realized gains	(2.36)	(1.41)		—	—		—
Total distributions to shareholders	(2.69)	(1.66)		(0.21)	—		(0.24)
Net Asset Value, End of Period	$9.55	$18.47		$19.54	$16.78		$15.80
Total return (c)(d)(e)	(37.21)%	2.49%		17.85%	6.20	%(f)	13.46%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.03%	1.03%		1.03%	1.03%		0.99%
Interest expense	—	—	%(h)	—	—		—
Net expenses (g)	1.03%	1.03%		1.03%	1.03%		0.99%
Waiver/Reimbursement	0.10%	0.09%		0.09%	0.07%		0.13%
Net investment income (g)	1.62%	1.30%		1.21%	1.39%		1.45%
Portfolio turnover rate	62%	76%		59%	73%		37%
Net assets, end of period (000's)	$16,415	$36,250		$43,603	$42,407		$46,396

(a)  On May 1, 2006, Liberty Growth & Income Fund, Variable Series, was renamed Columbia Large Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Large Cap Value Fund, Variable Series / December 31, 2008

I. Organization

Columbia Large Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Written options are valued at the last reported sale price, or in the absence of a sale, the last quoted ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$103,173,515	$—
Level 2—Other Significant Observable Inputs	1,980,000	—
Level 3—Significant Unobservable Inputs	—	—
Total	$105,153,515	$—

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

12

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2008

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in

13

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2008

additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(20,033)	$20,034	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$3,847,794	$3,555,727
Long-Term Capital Gains	24,602,392	17,339,899

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$2,923,813	$—	$(15,731,785)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$10,456,864
Unrealized depreciation	(26,188,649)
Net unrealized depreciation	$(15,731,785)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2011	$13,766,152
2016	18,407,762
Total	$32,173,914

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $9,099,545 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns

14

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2008

for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.77%
$500 million to $1 billion	0.72%
$1 billion to $1.5 billion	0.67%
$1.5 billion to $3 billion	0.62%
$3 billion to $6 billion	0.60%
Over $6 billion	0.58%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.77% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the Fund's ordinary operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.80% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to waive the Class B distribution fees at the annual rate of 0.02% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

15

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2008

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $100,943,301 and $140,441,086, respectively, of which $334,436 and $885,565, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of December 31, 2008, the Fund had two shareholders that collectively held 81.8% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

16

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2008

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Large Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

18

Federal Income Tax Information (Unaudited)

Columbia Large Cap Value Fund, Variable Series

100% of the ordinary income distributed by the Fund, for the year ended December 31, 2008, qualifies for the corporate dividends received deduction.

19

Fund Governance

Columbia Large Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President – Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

20

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

21

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

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Board Consideration and Approval of Advisory Agreements

Columbia Large Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each

23

fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Large Cap Value Fund, Variable Series' performance was in the second quintile (where the best performance would be in the first quintile) for the one- and five-year periods, in the third quintile for the three year period, and in the fourth quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the f und. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Large Cap Value Fund, Variable Series' total expenses and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

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Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

26

the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the

27

Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each

28

investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Large Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/2770-1208 (02/09) 09-70765

Columbia Mid Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Mid Cap Value Fund, Variable Series / December 31, 2008

Columbia Mid Cap Value Fund, Variable Series seeks long-term capital appreciation.

Diane L. Sobin, David I. Hoffman, Lori J. Ensinger and Noah J. Petrucci have co-managed the fund since September 2004.

Summary

For the 12-month period that ended December 31, 2008, the fund's Class A shares underperformed its benchmark, the Russell Midcap Value Index.1 The fund's Class A shares return was also lower than the average return of its peer group, the Lipper VUF Mid-Cap Core Funds Classification.2 In a period of extraordinary weakness for stocks across the board, the fund, its benchmark and peer group all experienced double-digit losses. Stock selection within the industrial, health care and energy sectors hurt the fund's return relative to its benchmark. The fund stemmed some losses by having less exposure than the index to the financial and consumer discretionary sectors and more exposure to consumer staples stocks. Insurance and utilities holdings contributed positively to performance.

Financial and consumer discretionary holdings detract from returns

Holdings in the financial and consumer discretionary sectors detracted from the fund's returns. These sectors were among the hardest hit throughout the year and, although we avoided some of the poorest performers within the financial group, absolute returns still suffered. SVB Financial Group (0.7% of net assets) disclosed a sizeable troubled loan to an asset management firm, heightening concerns about its credit situation. We believe the firm's expertise in funds management increases the likelihood that it can work out the loan and we continued to hold the stock. Within the consumer discretionary sector, Saks, Inc. (0.3% of net assets) and Macy's, Inc. both suffered from weak consumer spending. While we subsequently exited Macy's, we continue to hold Saks because we believe that most of the challenges the company has faced are reflected in the current stock price and that management actions have the potential to help the company weather the current environment.

The stock of timber company Weyerhaeuser Co. (1.8% of net assets) was hurt when the firm reduced its dividend and lowered its earnings outlook to reflect an environment of weaker pricing and lower volume amid declining home sales. We continue to hold the stock because we think that investors will come to recognize the underlying value of the company's timberlands and the likelihood that the company may convert to a more favorable structure as a REIT. Our conviction in health care insurance provider CIGNA Corp. was hurt due to concerns about the capital positions of the firm's subsidiaries, exposures in its insurance portfolio and the company's 2009 earnings outlook. As a result, we exited the stock.

Insurance and utilities holdings helped stem fund losses

The portfolio benefited from positions in the insurance and utilities sectors. Shares of PG&E Corp. (2.0% of net assets), a fully regulated California utility, rose on news of strong results during the year. Looking ahead, we believe that the company has the potential to weather a weak economy better than utilities in other regions because its revenues are not as susceptible to volume declines. In the insurance sector, Platinum Underwriters Holdings Ltd. (1.6% of net assets) outperformed as investors recognized its positive business outlook, including increased underwriting volumes and improved policy pricing.

A challenging market ahead

While many value stocks offer low valuations and many sectors have been beaten down substantially from previous highs, the challenge for value investors is to discriminate between stocks where negative sentiment has overshadowed actual business prospects and those that have the potential to fall further. To aid us in our analysis of the value universe, our broad based investment team shares information that can help us identify the most attractive candidates going forward—those companies that are good stewards of their own capital, that have the potential for higher profit margins relative to their share prices and whose shares are attractively valued.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Mid Cap Value Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	Life
Class A (05/30/00)	-43.09	-1.45	2.31
Class B (05/30/00)	-43.12	-1.56	2.20
Russell Midcap Value Index[1]	-38.44	0.33	5.05

1Index performance for the life of the fund is from May 30, 2000.

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/07	12/31/08
Class A	17.83	8.36
Class B	17.78	8.33

Performance of a $10,000 investment, 05/30/00 – 12/31/08

Annual operating expense ratio (%)*

Class A	1.07
Class B	1.32
Annual operating expense ratio after contractual waivers (%)*
Class A	1.00
Class B	1.00

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and include the expenses incurred by the investment companies in which the fund invests. The contractual waiver expires 04/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Mid Cap Value Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	648.39	1,019.71	4.47	5.48	1.08
Class B	1,000.00	1,000.00	648.29	1,019.71	4.47	5.48	1.08

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Mid Cap Value Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—92.8%
Consumer Discretionary—9.3%
Auto Components—2.1%
BorgWarner, Inc.	7,900	$171,983
Johnson Controls, Inc.	10,950	198,852
		370,835
Hotels, Restaurants & Leisure—1.7%
Royal Caribbean Cruises Ltd.	12,750	175,312
Starwood Hotels & Resorts Worldwide, Inc.	7,000	125,300
		300,612
Household Durables—0.5%
Stanley Works	2,500	85,250
Leisure Equipment & Products—1.2%
Hasbro, Inc.	7,550	220,234
Media—0.6%
Regal Entertainment Group, Class A	10,800	110,268
Multiline Retail—0.3%
Saks, Inc. (a)	11,139	48,789
Specialty Retail—1.8%
Bed Bath & Beyond, Inc. (a)	2,100	53,382
Gap, Inc.	8,500	113,815
Ross Stores, Inc.	5,400	160,542
		327,739
Textiles, Apparel & Luxury Goods—1.1%
Polo Ralph Lauren Corp.	4,300	195,263
Consumer Staples—10.6%
Beverages—2.2%
Fomento Economico Mexicano SAB de CV, ADR	6,950	209,403
Pepsi Bottling Group, Inc.	7,800	175,578
		384,981
Food & Staples Retailing—2.4%
BJ's Wholesale Club, Inc. (a)	6,100	208,986
Kroger Co.	8,000	211,280
		420,266
Food Products—4.1%
ConAgra Foods, Inc.	11,750	193,875
Dean Foods Co. (a)	14,550	261,463
Hershey Co.	3,750	130,275
J M Smucker Co.	2,900	125,744
Smithfield Foods, Inc. (a)	2,000	28,140
		739,497
Household Products—0.4%
Clorox Co.	1,450	80,562
Personal Products—1.5%
Avon Products, Inc.	7,050	169,412
Estee Lauder Companies, Inc., Class A	3,100	95,976
		265,388

	Shares	Value
Energy—6.4%
Energy Equipment & Services—1.8%
Complete Production Services, Inc. (a)	9,400	$76,610
National-Oilwell Varco, Inc. (a)	3,850	94,094
Rowan Companies, Inc.	3,300	52,470
Tidewater, Inc.	2,600	104,702
		327,876
Oil, Gas & Consumable Fuels—4.6%
Cabot Oil & Gas Corp.	5,800	150,800
El Paso Corp.	19,100	149,553
Forest Oil Corp. (a)	3,700	61,013
Hess Corp.	1,700	91,188
Newfield Exploration Co. (a)	4,350	85,912
Peabody Energy Corp.	3,150	71,663
Williams Companies, Inc.	14,300	207,064
		817,193
Financials—28.9%
Capital Markets—2.3%
Ameriprise Financial, Inc.	12,100	282,656
Greenhill & Co., Inc.	1,765	123,144
		405,800
Commercial Banks—11.8%
Bank of Hawaii Corp.	6,750	304,897
City National Corp.	5,050	245,935
Comerica, Inc.	10,000	198,500
Cullen/Frost Bankers, Inc.	6,300	319,284
KeyCorp	12,100	103,092
Marshall & Ilsley Corp.	21,550	293,942
SVB Financial Group (a)	5,000	131,150
TCF Financial Corp.	23,200	316,912
Zions Bancorporation	7,550	185,051
		2,098,763
Insurance—8.5%
ACE Ltd.	6,936	367,053
Aon Corp.	2,900	132,472
Assurant, Inc.	3,450	103,500
Marsh & McLennan Companies, Inc.	16,500	400,455
Platinum Underwriters Holdings Ltd.	7,700	277,816
Reinsurance Group of America, Inc.	5,600	239,792
		1,521,088
Real Estate Investment Trusts (REITs)—6.3%
Alexandria Real Estate Equities, Inc.	3,600	217,224
Boston Properties, Inc.	2,100	115,500
Equity Residential Property Trust	8,300	247,506
Plum Creek Timber Co., Inc.	6,300	218,862
ProLogis	4,450	61,811
Rayonier, Inc.	8,200	257,070
		1,117,973
Health Care—5.6%
Health Care Equipment & Supplies—3.8%
Beckman Coulter, Inc.	4,150	182,351
Cooper Companies, Inc.	4,200	68,880

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2008

	Shares	Value
Hospira, Inc. (a)	7,300	$195,786
Teleflex, Inc.	4,500	225,450
		672,467
Health Care Providers & Services—1.0%
Community Health Systems, Inc. (a)	6,100	88,938
Universal Health Services, Inc., Class B	2,450	92,047
		180,985
Life Sciences Tools & Services—0.8%
Varian, Inc. (a)	4,075	136,553
Industrials—7.4%
Aerospace & Defense—1.5%
AerCap Holdings NV (a)	11,000	33,110
L-3 Communications Holdings, Inc.	1,950	143,871
Spirit Aerosystems Holdings, Inc., Class A (a)	9,496	96,574
		273,555
Construction & Engineering—0.7%
Jacobs Engineering Group, Inc. (a)	2,600	125,060
Electrical Equipment—0.8%
Cooper Industries Ltd., Class A	4,850	141,766
Industrial Conglomerates—0.6%
Textron, Inc.	7,300	101,251
Machinery—2.6%
Barnes Group, Inc.	5,468	79,286
Harsco Corp.	2,650	73,352
Kennametal, Inc.	6,300	139,797
Parker Hannifin Corp.	4,050	172,287
		464,722
Marine—0.7%
Alexander & Baldwin, Inc.	4,950	124,047
Road & Rail—0.5%
Canadian Pacific Railway Ltd.	2,750	92,455
Information Technology—5.0%
Computers & Peripherals—2.0%
Diebold, Inc.	5,400	151,686
NCR Corp. (a)	14,150	200,081
		351,767
Electronic Equipment, Instruments & Components—1.6%
Agilent Technologies, Inc. (a)	2,450	38,294
Arrow Electronics, Inc. (a)	7,650	144,126
Mettler-Toledo International, Inc. (a)	1,450	97,730
		280,150
Semiconductors & Semiconductor Equipment—0.3%
Intersil Corp., Class A	3,600	33,084
Verigy Ltd. (a)	2,863	27,542
		60,626

	Shares	Value
Software—1.1%
Activision Blizzard, Inc. (a)	3,800	$32,832
Citrix Systems, Inc. (a)	2,700	63,639
Synopsys, Inc. (a)	5,100	94,452
		190,923
Materials—6.4%
Chemicals—2.4%
Air Products & Chemicals, Inc.	2,900	145,783
Albemarle Corp.	4,500	100,350
PPG Industries, Inc.	4,250	180,327
		426,460
Containers & Packaging—1.8%
Crown Holdings, Inc. (a)	9,600	184,320
Packaging Corp. of America	10,350	139,311
		323,631
Metals & Mining—0.4%
Allegheny Technologies, Inc.	2,600	66,378
Paper & Forest Products—1.8%
Weyerhaeuser Co.	10,252	313,814
Utilities—13.2%
Electric Utilities—5.9%
American Electric Power Co., Inc.	9,500	316,160
Edison International	7,650	245,718
Entergy Corp.	2,200	182,886
FPL Group, Inc.	2,950	148,473
PPL Corp.	5,000	153,450
		1,046,687
Gas Utilities—1.3%
AGL Resources, Inc.	7,050	221,018
Multi-Utilities—6.0%
PG&E Corp.	9,350	361,938
Public Service Enterprise Group, Inc.	4,500	131,265
Sempra Energy	6,900	294,147
Wisconsin Energy Corp.	6,800	285,464
		1,072,814
Total Common Stocks (cost of $21,635,144)		16,505,506
INVESTMENT COMPANY—1.7%
iShares Russell Midcap Value Index Fund	10,400	295,776
Total Investment Company (cost of $281,268)		295,776

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2008

	Shares	Value
CONVERTIBLE PREFERRED STOCK—0.5%
Materials—0.5%
Metals & Mining—0.5%
Freeport-McMoRan Copper & Gold, Inc., 6.750% 05/01/10	1,900	$89,775
Total Convertible Preferred Stock (cost of $78,211)		89,775
	Par
CONVERTIBLE BOND—0.2%
Financials—0.2%
Real Estate Investment Trusts (REITs)—0.2%
Vornado Realty Trust 3.625% 11/15/26	$47,000	37,247
Total Convertible Bond (cost of $37,099)		37,247
SHORT-TERM OBLIGATION—1.2%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by a U.S. Government Treasury Obligation maturing 02/15/27, market value $230,595 (repurchase proceeds $219,000)	219,000	219,000
Total Short-Term Obligation (cost of $219,000)		219,000
Total Investments—96.4% (cost of $22,250,722) (b)		17,147,304
Other Assets & Liabilities, Net—3.6%		646,588
Net Assets—100.0%		$17,793,892

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $22,336,011.

For the year ended December 31, 2008, transactions in written options were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2007	5	$1,870
Options written	40	36,020
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(45)	(37,890)
Options outstanding at December 31, 2008	—	$—

At December 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	29.1
Utilities	13.2
Consumer Staples	10.6
Consumer Discretionary	9.3
Industrials	7.4
Materials	6.9
Energy	6.4
Health Care	5.6
Information Technology	5.0
93.5
Investment Company	1.7
Short-Term Obligation	1.2
Other Assets & Liabilities, Net	3.6
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Mid Cap Value Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$22,250,722
Investments, at value	$17,147,304
Cash	529
Receivable for:
Investments sold	33,772
Fund shares sold	636,560
Interest	218
Dividends	40,904
Expense reimbursement due from investment advisor and distributor	7,850
Trustees' deferred compensation plan	8,418
Other assets	1,127
Total Assets	17,876,682
Liabilities
Payable for:
Investments purchased	17,094
Fund shares repurchased	343
Investment advisory fee	9,743
Transfer agent fee	16
Pricing and bookkeeping fees	3,773
Trustees' fees	296
Audit fee	26,375
Custody fee	1,350
Reports to shareholders	11,176
Distribution fees — Class B	3,324
Chief compliance officer expenses	162
Trustees' deferred compensation plan	8,418
Other liabilities	720
Total Liabilities	82,790
Net Assets	$17,793,892
Net Assets Consist of
Paid-in capital	$25,222,485
Undistributed net investment income	219,506
Accumulated net realized loss	(2,544,675)
Net unrealized appreciation (depreciation) on:
Investments	(5,103,418)
Foreign currency translations	(6)
Net Assets	$17,793,892
Class A
Net assets	$703,033
Shares outstanding	84,107
Net asset value per share	$8.36
Class B
Net assets	$17,090,859
Shares outstanding	2,050,911
Net asset value per share	$8.33

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Mid Cap Value Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Dividends	$546,371
Interest	8,486
Foreign taxes withheld	(496)
Total Investment Income	554,361
Expenses
Investment advisory fee	200,899
Distribution fees — Class B	68,096
Transfer agent fee	201
Pricing and bookkeeping fees	43,556
Trustees' fees	14,681
Custody fee	9,563
Audit fee	31,193
Reports to shareholders	30,373
Chief compliance officer expenses	638
Other expenses	16,217
Total Expenses	415,417
Fees waived or expenses reimbursed by investment advisor	(34,397)
Fees waived by distributor — Class B	(68,084)
Custody earnings credit	(17)
Net Expenses	312,919
Net Investment Income	241,442
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options
Net realized gain (loss) on:
Investments	(2,538,865)
Foreign currency transactions	(157)
Written options	37,890
Net realized loss	(2,501,132)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,390,217)
Foreign currency translations	(6)
Written options	(520)
Net change in unrealized appreciation (depreciation)	(12,390,743)
Net Loss	(14,891,875)
Net Decrease Resulting from Operations	$(14,650,433)

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Mid Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations
Net investment income	$241,442	$318,415
Net realized gain (loss) on investments, foreign currency transactions and written options	(2,501,132)	4,793,239
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(12,390,743)	(1,629,923)
Net increase (decrease) resulting from operations	(14,650,433)	3,481,731
Distributions to Shareholders
From net investment income:
Class A	(16,186)	(16,494)
Class B	(300,370)	(278,982)
From net realized gains:
Class A	(238,872)	(315,403)
Class B	(4,590,353)	(5,789,814)
Total distributions to shareholders	(5,145,781)	(6,400,693)
Net Capital Stock Transactions	(2,332,139)	(1,545,640)
Total decrease in net assets	(22,128,353)	(4,464,602)
Net Assets
Beginning of period	39,922,245	44,386,847
End of period	$17,793,892	$39,922,245
Undistributed net investment income at end of period	$219,506	$301,423
Capital Stock Activity

	Year Ended December 31,
	2008		2007
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	2,055	$20,849	13,761	$265,845
Distributions reinvested	20,470	255,058	17,259	331,897
Redemptions	(55,705)	(717,976)	(29,845)	(580,019)
Net increase (decrease)	(33,180)	(442,069)	1,175	17,723
Class B
Subscriptions	159,257	1,712,254	68,539	1,320,524
Distributions reinvested	393,778	4,890,723	316,578	6,068,796
Redemptions	(629,760)	(8,493,047)	(454,591)	(8,952,683)
Net decrease	(76,725)	(1,890,070)	(69,474)	(1,563,363)

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Mid Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007	2006(a)	2005	2004
Net Asset Value, Beginning of Period	$17.83	$19.24	$19.84	$17.66	$15.42
Income from Investment Operations:
Net investment income (b)	0.11	0.15 (c)	0.15	0.14	0.08
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(6.92)	1.54	2.88	2.04	2.32
Total from investment operations	(6.81)	1.69	3.03	2.18	2.40
Less Distributions to Shareholders:
From net investment income	(0.16)	(0.16)	(0.14)	—	(0.08)
From net realized gains	(2.50)	(2.94)	(3.49)	—	(0.08)
Total distributions to shareholders	(2.66)	(3.10)	(3.63)	—	(0.16)
Net Asset Value, End of Period	$8.36	$17.83	$19.24	$19.84	$17.66

Total return (d)(e)	(43.09	)%(f)	7.61%	16.91%	12.34	%(f)	15.59%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.09%		1.07%	1.04%	0.94%		0.86%
Waiver/Reimbursement	0.12%		—	—	—	%(h)	—
Net investment income (g)	0.80%		0.75%	0.73%	0.70%		0.47%
Portfolio turnover rate	52%		46%	61%	64%		17%
Net assets, end of period (000's)	$703		$2,091	$2,234	$1,915		$1,612

(a)  On May 1, 2006, Liberty Select Value Fund, Variable Series was renamed Columbia Mid Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this special dividend amounts to $0.04 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Mid Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007	2006(a)	2005	2004
Net Asset Value, Beginning of Period	$17.78	$19.19	$19.77	$17.64	$15.41
Income from Investment Operations:
Net investment income (b)	0.11	0.14 (c)	0.13	0.10	0.04
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(6.90)	1.54	2.89	2.03	2.32
Total from investment operations	(6.79)	1.68	3.02	2.13	2.36
Less Distributions to Shareholders:
From net investment income	(0.16)	(0.15)	(0.11)	—	(0.05)
From net realized gains	(2.50)	(2.94)	(3.49)	—	(0.08)
Total distributions to shareholders	(2.66)	(3.09)	(3.60)	—	(0.13)
Net Asset Value, End of Period	$8.33	$17.78	$19.19	$19.77	$17.64

Total return (d)(e)(f)	(43.12)%	7.57%	16.91%	12.07%	15.32%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.09%	1.10%	1.10%	1.10%	1.10%
Waiver/Reimbursement	0.37%	0.22%	0.19%	0.09%	0.01%
Net investment income (g)	0.85%	0.72%	0.67%	0.55%	0.23%
Portfolio turnover rate	52%	46%	61%	64%	17%
Net assets, end of period (000's)	$17,091	$37,831	$42,153	$41,416	$41,125

(a)  On May 1, 2006, Liberty Select Value Fund, Variable Series was renamed Columbia Mid Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this special dividend amounts to $0.04 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Mid Cap Value Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia Mid Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities, and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Written options are valued at the last reported sale price, or in the absence of a sale, the last quoted ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

12

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2008

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$16,891,057	$—
Level 2—Other Significant Observable Inputs	256,247	—
Level 3—Significant Unobservable Inputs	—	—
Total	$17,147,304	$—

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Translations and Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses)

13

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2008

on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclassifications and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(6,803)	$6,803	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$998,864	$1,628,096
Long-Term Capital Gains	4,146,917	4,772,597

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

14

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2008

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$234,917	$—	$(5,188,707)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,309,546
Unrealized depreciation	(6,498,253)
Net unrealized depreciation	$(5,188,707)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$1,588,491

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $870,895 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.70% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

15

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2008

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Effective November 1, 2008, the Distributor and/or Columbia has contractually agreed to waive fees and/or reimburse expenses so that the Fund's ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.00% annually through April 30, 2010. Prior to November 1, 2008, the Distributor and/or Columbia voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the Fund's ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed the annual rate of 1.10% of the Fund's average daily net assets. For Class B shares, the Distributor first reimbursed the Class B distribution fee up to 0.25% annually of the Class B shares' average daily net assets to reach the 1.10% limit on Class B expenses. If additional reimbursement was needed to meet the limit for each class, Columbia then reimbursed other expenses to the extent necessary to reach the expense limit. If additional reimbursement was still needed in order to reach the expense limit, Columbia then waived a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $14,778,969 and $22,345,930, respectively, of which $152,811 and $66,627, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

16

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2008

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2008, the Fund had three shareholders that collectively held 88.1% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named

17

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2008

Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Mid Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

19

Federal Income Tax Information (Unaudited)

Columbia Mid Cap Value Fund, Variable Series

1.70% of the ordinary income distributed by the Fund, for the year ended December 31, 2008, qualifies for the corporate dividends received deduction.

20

Fund Governance

Columbia Mid Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President – Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

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Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

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Board Consideration and Approval of Advisory Agreements

Columbia Mid Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the

24

performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Mid Cap Value Fund, Variable Series' performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three-year period, and in the third quintile for the five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Mid Cap Value Fund, Variable Series' total expenses were in the fifth quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to

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Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the

28

Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each

29

investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

30

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Important Information About This Report

A description of the policies and procedures that Columbia Mid Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/2575-1208 (02/09) 09-70780

Columbia Money Market Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Money Market Fund, Variable Series / December 31, 2008

Columbia Money Market Fund, Variable Series seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Summary

In an environment of lower short-term interest rates and widespread liquidity concerns, the fund's emphasis on credit quality and its shift to shorter-term securities helped performance for 2008.

Historic decline in short-term interest rates

The most noteworthy development of the year was, of course, the historic decline in short-term interest rates. At the beginning of 2008, the federal funds rate, which represents a short-term lending rate for banks and the vehicle through which the Federal Reserve Board (the Fed) manages monetary policy, stood at 4.25%. By the end of the year, the Fed had adopted a zero interest-rate policy, meaning that the official target rate for fed funds on December 31st was a range of 0% to 0.25%. The modest returns produced by money market funds over the past year reflect just how little yield was available for conservative investors.

This massive downward shift in interest rates, of course, did not happen in a vacuum. Its roots are readily traced to a slowing economy and an unprecedented breakdown of the traditional mechanisms through which financial assets are traded and priced. What began in 2007 as a seemingly localized issue of delinquencies within the subprime mortgage market blossomed into a crisis in which investors lost faith in the creditworthiness of a wide range of financial assets. When banks responded by sharply limiting their lending to other financial institutions, the result was a liquidity crisis. Against this backdrop, investors adopted a flight-to-quality mentality that drove prices up on Treasury securities at the expense of mortgages, corporate bonds and virtually every other fixed-income class that was not backed by the full faith and credit of the U.S. government.

Responding to a difficult environment

The fund responded to this difficult environment by shifting away from corporate debt in favor of agency and Treasury debt. Overall, this attention to credit quality and its focus on short maturities was decisive in creating its performance advantage versus its peer group. We reduced the fund's exposure to floating- and variable-rate notes from 66% to just 5% of total assets, and some of the proceeds were used to purchase agency obligations, which weren't represented in the portfolio at the beginning of the year but accounted for nearly 20% of total assets by year end. We also shortened the average maturity of the fund's holdings. While the weighted average maturity of the portfolio technically rose from 26 days to 38 days because of the way in which floating-rate notes are accounted for, the year-end figure reflected a traditional bulleted maturity structure rather than floating-rate securities that were considered short only because they came with exercisable options. Otherwise stated, the percent of the fund's portfolio maturing in less than 90 days rose from 81% to 97% of total assets during the year.

Looking ahead

We expect to maintain a weighted average maturity of between 25 and 50 days, the year-end figure of 38 days being squarely in the middle of this range. We expect to continue to ladder the portfolio maturity in the one- to three-month range, with selective purchases of longer-dated securities as conditions warrant. Because the Fed has done all it can with respect to short-term interest rates, we believe that its activity in the months ahead will more likely take the form of enlarging its balance sheet by purchasing troubled assets. In this difficult environment, uncertainties abound, but we intend to position the fund with the flexibility to respond should monetary policy change down the road.

Past performance is no guarantee of future results.

Portfolio holdings are subject to change periodically and may not be representative of current holdings. Current and future holdings are subject to risk, including, but not limited to, market and credit risk.

An investment in the fund is not a bank deposit and is not insured or guaranteed by Bank of America Corporation, the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1

Performance Information

Columbia Money Market Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. An investment in the fund is not a bank deposit and is not insured or guaranteed by Bank of America Corporation, the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and / or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	10-year
Columbia Money Market Fund, Variable Series (01/01/89)	2.58	3.19	3.23
Lipper VUF Money Market Funds
Classification	2.23	3.00	3.15

Inception date of the fund is in parentheses.

7–day yield  1.27%

The 7-day yield reflects the earnings of the fund as of 12/31/08, while the total return reflects past holding periods.

Net asset value per share ($)	12/31/07	12/31/08
Columbia Money Market Fund,
Variable Series	1.00	1.00

Annual operating expense ratio (%)*
Columbia Money Market Fund,
Variable Series	0.60

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustment for the effect of sales loads.

2

Understanding Your Expenses

Columbia Money Market Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Money Market Fund,
Variable Series	1,000.00	1,000.00	1,011.31	1,022.82	2.33	2.34	0.46

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Money Market Fund, Variable Series / December 31, 2008

	Par	Value
COMMERCIAL PAPER—49.9%
Banco Bilbao Vizcaya Argentaria/London 2.400% 01/07/09 (a)	$5,000,000	$4,998,000
Barton Capital Corp. 1.450% 01/12/09 (a)	7,000,000	6,996,899
CAFCO LLC 2.950% 01/27/09 (a)	4,000,000	3,991,478
Ciesco LLC 2.000% 02/06/09 (a)	7,000,000	6,986,000
Danske Corp. 1.820% 03/17/09 (a)	1,000,000	996,208
2.200% 03/09/09 (a)	7,000,000	6,971,339
Fairway Finance LLC 3.400% 01/23/09 (a)	2,000,000	1,995,845
Gemini Securitization Corp. LLC 1.950% 02/20/09 (a)	2,000,000	1,994,583
2.000% 02/11/09 (a)	1,000,000	997,722
General Electric Capital Corp. 0.040% 01/02/09 (b)	15,168,000	15,167,983
Gotham Funding Corp. 1.100% 02/10/09 (a)	5,000,000	4,993,889
Govco LLC 1.600% 02/17/09 (a)	6,000,000	5,987,467
National Australia Funding Delaware, Inc. 1.850% 02/24/09 (a)	7,000,000	6,980,575
Nordea North America, Inc. 2.100% 03/05/09	4,000,000	3,985,300
2.150% 02/25/09	3,000,000	2,990,146
Old Line Funding LLC 1.600% 02/25/09 (a)	6,000,000	5,985,333
Total Commercial Paper (cost of $82,018,767)		82,018,767
CERTIFICATES OF DEPOSIT—25.0%
Allied Irish Banks/New York, NY 2.410% 02/05/09	4,000,000	4,000,039
Banco Bilbao Vizcaya Argentina/NY 2.230% 02/12/09	3,000,000	3,000,000
Banco Santander/New York 2.500% 03/09/09	2,000,000	2,000,000
Bank of Ireland/Stamford, CT 2.360% 01/30/09	4,000,000	4,000,000
2.380% 02/06/09	4,000,000	4,000,000
Barclays Bank PLC/NY 2.100% 03/05/09	2,000,000	2,000,000
BNP Paribas 1.600% 03/16/09	2,000,000	2,000,000
2.470% 01/05/09	5,000,000	5,000,000
Calyon New York 1.100% 02/02/09	5,000,000	5,000,000
National Australia Bank Ltd. 1.700% 01/20/09	1,000,000	1,000,005
Toronto Dominion Bank/NY 2.000% 04/07/09	2,000,000	2,000,000

	Par	Value
UBS AG 1.600% 03/17/09	$3,000,000	$3,000,000
3.063% 02/17/09	4,000,000	4,000,000
Total Certificates of Deposit (cost of $41,000,044)		41,000,044
GOVERNMENT & AGENCY OBLIGATIONS—16.4%
U.S. Government Agencies—16.4%
Federal Home Loan Bank 2.48% 02/09/09 (b)	9,000,000	8,975,820
2.600% 03/25/09 (b)	2,000,000	1,988,011
2.80% 04/13/09 (b)	2,000,000	1,984,133
Federal Home Loan Mortgage 1.170% 04/21/09 (b)	1,000,000	996,425
2.450% 02/11/09 (b)	2,000,000	1,994,419
2.610% 02/19/09 (b)	11,000,000	10,960,923
Total Government & Agency Obligations (cost of $26,899,731)		26,899,731
CORPORATE BONDS—7.3%
UnionBanCal Corp. 0.010% 01/02/09 (b)	7,000,000	6,999,998
Wells Fargo & Co. 1.345% 01/14/09 (a)(c)	5,000,000	5,000,000
Total Corporate Bonds (cost of $11,999,998)		11,999,998
MUNICIPAL BOND—2.4%
Florida—2.4%
FL Hurricane Catastrophe Fund Series 2006 B, 1.415% 03/13/09 (c)	4,000,000	4,000,000
Total Municipal Bond (cost of $4,000,000)		4,000,000
Total Investments—101.0% (cost of $165,918,540) (d)		165,918,540
Other Assets & Liabilities, Net—(1.0)%		(1,578,630)
Net Assets—100.0%		$164,339,910

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities, which are not illiquid, amounted to $64,875,338, which represents 39.5% of net assets.

(b)  The rate shown represents the discount rate at the date of purchase.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2008.

(d)  Cost for federal income tax purposes is $165,918,540.

See Accompanying Notes to Financial Statements.

4

Statement of Assets and Liabilities

Columbia Money Market Fund, Variable Series / December 31, 2008

Assets
Investments, at amortized cost appoximating value	$165,918,540
Cash	159
Receivable for:
Fund shares sold	670,457
Interest	136,636
Expense reimbursement due from investment advisor	33,065
Trustees' deferred compensation plan	18,951
Other assets	28,884
Total Assets	166,806,692
Liabilities
Payable for:
Fund shares repurchased	2,328,663
Investment advisory fee	50,292
Administration fee	21,555
Transfer agent fee	30
Pricing and bookkeeping fees	7,429
Trustees' fees	556
Audit fee	30,149
Custody fee	990
Chief compliance officer expenses	167
Trustees' deferred compensation plan	18,951
Other liabilities	8,000
Total Liabilities	2,466,782
Net Assets	$164,339,910
Net Assets Consist of
Paid-in capital	$164,348,716
Overdistributed net investment income	(3,874)
Accumulated net realized loss	(4,932)
Net Assets	$164,339,910
Shares outstanding	164,392,130
Net asset value per share	$1.00

See Accompanying Notes to Financial Statements.

5

Statement of Operations

Columbia Money Market Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Interest	$5,409,401
Expenses
Investment advisory fee	625,864
Administration fee	268,228
Transfer agent fee	367
Pricing and bookkeeping fees	74,951
Trustees' fees	42,362
Custody fee	15,984
Chief compliance officer expenses	594
Other expenses	114,358
Total Expenses	1,142,708
Fees and expenses waived or reimbursed by investment advisor	(312,740)
Custody earnings credit	(2,097)
Net Expenses	827,871
Net Investment Income	4,581,530
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(1,169,007)
Reimbursement by affiliate for realized loss (See Note 5)	1,169,603
Net change in unrealized appreciation (depreciation) on investments	419,814
Net Gain	420,410
Net Increase Resulting from Operations	$5,001,940

See Accompanying Notes to Financial Statements.

6

Statement of Changes in Net Assets

Columbia Money Market Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations
Net investment income	$4,581,530	$9,738,442
Net realized gain on investments	596	835
Net change in unrealized appreciation (depreciation) on investments	419,814	(419,814)
Net increase resulting from operations	5,001,940	9,319,463
Distributions to Shareholders
From net investment income	(4,581,530)	(9,738,442)
Net Capital Stock Transactions	(17,428,574)	(20,970,903)
Total decrease in net assets	(17,008,164)	(21,389,882)
Net Assets
Beginning of period	181,348,074	202,737,956
End of period	$164,339,910	$181,348,074
Overdistributed net investment income, at end of period	$(3,874)	$(3,874)
Capital Stock Activity

	Year Ended December 31,
	2008		2007
	Shares	Dollars	Shares	Dollars
Subscriptions	115,223,456	$115,223,456	76,451,870	$76,451,869
Distributions reinvested	4,581,530	4,581,530	9,738,442	9,738,442
Redemptions	(137,233,560)	(137,233,560)	(107,161,214)	(107,161,214)
Net decrease	(17,428,574)	(17,428,574)	(20,970,902)	(20,970,903)

See Accompanying Notes to Financial Statements.

7

Financial Highlights

Columbia Money Market Fund, Variable Series

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008		2007		2006(a)		2005		2004
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income (b)	0.03		0.05		0.05		0.03		0.01
Net realized and unrealized gain (loss) on investments	—	(c)	—	(c)	—		—		—
Total from investment operations	0.03		0.05		0.05		0.03		0.01
Less Distributions to Shareholders:
From net investment income	(0.03)		(0.05)		(0.05)		(0.03)		(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (d)(e)	2.58	%(g)(h)	5.02	%(g)	4.72	%(g)	2.81	%(g)	0.88%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.46%		0.45%		0.45%		0.55%		0.57%
Waiver/Reimbursement	0.18%		0.15%		0.15%		0.04%		—
Net investment income (i)	2.56%		4.91%		4.62%		2.78%		0.87%
Net assets, end of period (000's)	$164,340		$181,348		$202,738		$217,320		$209,420

(a)  On May 1, 2006, Liberty Money Market Fund, Variable Series was renamed Columbia Money Market Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(h)  Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return would have been 1.87%.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

8

Notes to Financial Statements

Columbia Money Market Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia Money Market Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers one class of shares: Class A. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Trust's Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Trust's Board of Trustees has established procedures intended to stabilize the Fund's net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund's market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$—	$—
Level 2—Other Significant Observable Inputs	165,918,540	—
Level 3—Significant Unobservable Inputs	—	—
Total	$165,918,540	$—

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Expenses—General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

9

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2008

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Capital Support Agreement

On December 12, 2007, the Trust, on behalf of the Fund, entered into a Capital Support Agreement (the "Agreement") with NB Funding Company LLC (the "Support Provider"), an affiliate of Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor.

The Fund's objective in entering into the Agreement was to enable it to continue to offer and redeem its shares at $1.00 per share by permitting it to maintain its market-based net asset value ("NAV") per share at an amount no less than the specific level set forth in the Agreement (the "Minimum NAV Per Share"). The Agreement establishes the basis for the Support Provider to make a capital contribution to the Fund in order to prevent realized losses from the disposition of certain covered securities from causing the Fund's market-based NAV per share to fall below the Minimum NAV Per Share. For purposes of the Agreement, a "capital contribution" is a cash contribution by the Support Provider to the Fund for which the Support Provider does not receive any shares or other consideration from the Fund.

The Agreement required the Support Provider to make a capital contribution upon the Fund's disposition of a portfolio security that has been subject to a default or other event listed in Rule 2a-7(c)(6)(ii) under the 1940 Act (a "Covered Security") at less than its amortized cost (a "Triggering Event"). The Agreement required the Support Provider to contribute cash in an amount necessary to prevent the Triggering Event from causing the Fund's market-based NAV per share to decline below the Minimum NAV Per Share.

The Fund treated the Agreement as an asset of the Fund in calculating its market-based NAV. The value of the Agreement increased or decreased on certain days the Fund calculated its market-based NAV per share as a result of changes in the market value of the Covered Securities, or other factors, prior to the actual payment of the capital contribution by the Support Provider to the Fund.

On March 17, 2008, an affiliate of Columbia purchased the Covered Securities owned by the Fund (see Note 5), and the Fund terminated the Agreement with the Support Provider. The maximum value of the asset represented by the Capital Support Agreement for the period December 12, 2007 through March 17, 2008 was $400,000.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$4,581,530	$9,738,442
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$23,804	$—

10

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2008

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2013	$707
2014	1,707
2015	2,520
Total	$4,934

Capital loss carryforwards of $597 expired during the year ended December 31, 2008. Expired capital loss carryforwards are recorded as a reduction of paid in capital.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.35%
$500 million to $1 billion	0.30%
Over $1 billion	0.25%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.35% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per

11

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2008

open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses (exclusive of any brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.45% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Affiliated Transactions—On March 17, 2008, an affiliate of Columbia purchased $7,500,000 par value of securities of Whistlejacket Capital Ltd., and $3,000,000 par value of securities of Cheyne Finance, LLC from the Fund at purchase prices equal to their respective amortized costs (each a price in excess of the security's then current fair value) plus accrued interest receivable. The excess purchase price over the then current fair value amounted to $1,169,603 and is treated as a reimbursement from an affiliate of Columbia for losses realized on the securities.

Note 6. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2008, the Fund had two shareholders that collectively held 88.0% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

12

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2008

Note 9. Significant Risks and Contingencies

Market and Security Events—Since the third quarter of 2007, the asset-backed commercial paper ("ABCP") market has been under unprecedented pressure and scrutiny as concerns over the subprime mortgage sector are impacting the short-term fixed income markets. ABCP is a type of commercial paper that is backed by a pool of assets. That pool of assets is generally a mix of debt obligations, including, among others, credit card debt, automobile loans and leases, prime and subprime mortgage-backed securities, student loans, trade receivables and other asset-backed securities. A number of funds, including the Fund, invest in ABCP. The value of asset-backed securities may be affected by, among other things, changes in interest rates, the quality of the underlying assets or the market's assessment thereof, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements.

United States Department of the Treasury Temporary Guarantee Program for Money Market Funds—The United States Department of the Treasury (the "Treasury") has created a temporary guarantee program (the "Program") for money market mutual funds registered in the United States under the 1940 Act. On November 24, 2008, the Treasury announced the extension of the Program from December 19, 2008 through April 30, 2009. The Board of Trustees of the Fund, which participated in the initial phase of the Program, has approved the Fund's continued participation in the Program.

Similar to the initial phase of the Program, and subject to certain conditions and limitations, share amounts held by investors in the Fund as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the market-based net asset value per share is less than $0.995 (i.e., does not round to $1.00, a "guarantee event") and the Fund subsequently liquidates. The Program only covers the amount a shareholder held in the Fund as of the close of business on September 19, 2008, or the amount a shareholder holds if and when a guarantee event occurs, whichever is less. Accordingly, Fund shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program. A shareholder who has continuously maintained an account with the Fund since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a guarantee event. The Program is subject to an overall limit of approximately $50 billion for all money market funds participating in the Program. The extended Program is in effect through April 30, 2009 and may be further extended by the Treasury.

The Fund paid $44,047 to participate in the Program. This fee is being expensed over the period from September 19, 2008 to April 30, 2009 and is an extraordinary item for calculating fee waivers and expense reimbursement discussed in Note 5. For the year ended December 31, 2008, the amount charged to the Fund included on the Statement of Operations under "Other expenses" aggregated to $22,618.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to

13

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2008

the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

14

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Money Market Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Money Market Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

15

Fund Governance

Columbia Money Market Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President – Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

16

Fund Governance (continued)

Columbia Money Market Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

17

Fund Governance (continued)

Columbia Money Market Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting of the Advisor from April 2002 to October 2004

18

Board Consideration and Approval of Investment Advisory Agreements

Columbia Money Market Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information

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prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Money Market Fund, Variable Series' performance was in the first quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the second quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Money Market Fund, Variable Series' total expenses and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

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Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the

23

Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each

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investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Money Market Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

SHC-42/2664-1208 (02/09) 09-70787

Columbia S&P 500® Index Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

Columbia S&P 500® Index Fund, Variable Series seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor's (S&P) 500 Index.

Vikram J. Kuriyan has been the fund's portfolio manager since August 2005.

Summary

For the 12-month period that ended December 31, 2008, the fund's Class A shares performed in line with its benchmark, the S&P 500 Index1, and with the average return of its peer group, the Lipper VUF S&P 500 Index Objective Funds Classification.2 The fund's positions closely approximate those in the benchmark and thus reflect the benchmark's performance. However, the fund incurs trading costs in seeking to maintain the appropriate weight of each security in the index, and its return is typically lower than that of the index. In addition, the fund may be required to sell securities to meet redemption demand or buy securities to invest new monies that come into the fund. The fund is managed to include all the holdings in the S&P 500 Index in approximately the same weights as the index.

A dismal year for the U.S. stock market

As economic growth ground to a halt and credit markets remained tight throughout most of the year, stocks fell across the board. All ten sectors of the Standard & Poor's 500 Index lost ground for the year and all major U.S. stock market indices were in the red.

The financials, materials, technology and industrials sectors all lost 40% or more. Financial stocks plummeted as a credit crisis, born of last year's subprime mortgage meltdown, sent some of Wall Street's most venerable institutions into bankruptcy and dashed investor confidence in others. Materials stocks suffered from falling commodity prices. Technology's weakness stemmed from a contracting economy as did the industrials sector, which was also hurt by a slowdown in planned infrastructure spending. Some of the largest companies in these sectors were the hardest hit in the market, including Microsoft Corp., JPMorgan Chase & Co., Citigroup Inc., General Electric Co. and Bank of America Corp. (1.8%, 1.4%, 0.4%, 2.0% and 0.8% of net assets, respectively).

Good performance was a relative concept in 2008. The best performing sectors were generally those whose fortunes were less closely linked to the performance of the U.S. economy. The consumer staples sector lost 15%, while both health care and utilities were down at least 23%. In the consumer staples sector, Wal-Mart Stores, Inc. (1.5% of net assets) gained ground while most retailers suffered losses. In health care, two biotechnology names, Amgen, Inc. and Gilead Sciences, Inc. (0.7% and 0.6% of net assets, respectively), delivered positive returns. Although the energy sector lost 35% as the price of oil plummeted, Exxon Mobil Corp. (4.9% of net assets) did significantly better than its peers. Verizon Communications, Inc. and AT&T, Inc.(1.2% and 2.0% of net assets, respectively), in the telecommunications services sector, lost less than their competitors.

Looking ahead

With consumer spending in decline and job losses on the rise, the outlook for the U.S. economy is cloudy, at best, through the middle of 2009. However, history shows that during previous economic cycles the stock market has risen well before an economic recovery takes hold. Investors tend to move into riskier assets while the economy is still in recession because they anticipate recovery and a more favorable environment for riskier asset classes. And when the stock market turns around, it has historically produced quick and substantial gains. Consider, for example, that even though the economy was still in the throes of major recessions in 1982 and 1991, the Standard & Poor's 500 Index gained more than 21% and 30%, respectively, for those same years. There's no guarantee that history will repeat itself. However, if you have a long-term plan for investing—and the patience to stay with it during volatile times—history is on your side.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	Life
Class A (05/30/00)	-37.30	-2.62	-3.72
Class B (05/30/00)	-37.40	-2.82	-3.88
S&P 500 Index[1]	-37.00	-2.19	-3.10

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/07	12/31/08
Class A	12.87	7.90
Class B	12.79	7.86

Performance of a $10,000 investment,
05/30/00 – 12/31/08

Annual operating expense ratio (%)*
Class A	0.59
Class B	0.84
Annual operating expense ratio after contractual waivers (%)*
Class A	0.37
Class B	0.62

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1  Index performance for the life of the fund is from May 30, 2000.

2

Understanding Your Expenses

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	713.49	1,023.28	1.59	1.88	0.37
Class B	1,000.00	1,000.00	712.89	1,022.02	2.67	3.15	0.62

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—94.0%
Consumer Discretionary—7.9%
Auto Components—0.1%
Goodyear Tire & Rubber Co. (a)	689	$4,114
Johnson Controls, Inc.	1,682	30,545
		34,659
Automobiles—0.1%
Ford Motor Co. (a)	6,718	15,384
General Motors Corp.	1,726	5,523
Harley-Davidson, Inc.	646	10,963
		31,870
Distributors—0.1%
Genuine Parts Co.	454	17,188
Diversified Consumer Services—0.2%
Apollo Group, Inc., Class A (a)	289	22,143
H&R Block, Inc.	946	21,493
		43,636
Hotels, Restaurants & Leisure—1.5%
Carnival Corp.	1,218	29,622
Darden Restaurants, Inc.	391	11,018
International Game Technology, Inc.	841	9,999
Marriott International, Inc., Class A	825	16,046
McDonald's Corp.	3,129	194,593
Starbucks Corp. (a)	2,062	19,507
Starwood Hotels & Resorts Worldwide, Inc.	503	9,004
Wyndham Worldwide Corp.	500	3,275
Wynn Resorts Ltd. (a)	175	7,395
Yum! Brands, Inc.	1,312	41,328
		341,787
Household Durables—0.4%
Black & Decker Corp.	177	7,400
Centex Corp.	341	3,628
D.R. Horton, Inc.	765	5,409
Fortune Brands, Inc.	419	17,296
Harman International Industries, Inc.	173	2,894
KB Home	223	3,037
Leggett & Platt, Inc.	451	6,851
Lennar Corp., Class A	393	3,407
Newell Rubbermaid, Inc.	770	7,531
Pulte Homes, Inc.	607	6,635
Snap-On, Inc.	170	6,695
Stanley Works	233	7,945
Whirlpool Corp.	195	8,063
		86,791
Internet & Catalog Retail—0.2%
Amazon.com, Inc. (a)	895	45,896
Expedia, Inc. (a)	594	4,894
		50,790
Leisure Equipment & Products—0.1%
Eastman Kodak Co.	753	4,955
Hasbro, Inc.	347	10,122
Mattel, Inc.	1,017	16,272
		31,349

	Shares	Value
Media—2.4%
CBS Corp., Class B	1,912	$15,659
Comcast Corp., Class A	8,112	136,931
DIRECTV Group, Inc. (a)	1,533	35,121
Gannett Co., Inc.	650	5,200
Interpublic Group of Companies, Inc. (a)	1,335	5,287
McGraw-Hill Companies, Inc.	890	20,639
Meredith Corp.	107	1,832
New York Times Co., Class A	320	2,346
News Corp., Class A	6,470	58,812
Omnicom Group, Inc.	869	23,393
Scripps Networks Interactive Inc., Class A	241	5,302
Time Warner, Inc.	10,104	101,646
Viacom, Inc., Class B (a)	1,738	33,126
Walt Disney Co.	5,204	118,079
Washington Post Co., Class B	18	7,025
		570,398
Multiline Retail—0.7%
Big Lots, Inc. (a)	243	3,521
Family Dollar Stores, Inc.	388	10,115
J.C. Penney Co., Inc.	632	12,451
Kohl's Corp. (a)	851	30,806
Macy's, Inc.	1,195	12,368
Nordstrom, Inc.	447	5,950
Sears Holdings Corp. (a)	168	6,530
Target Corp.	2,109	72,824
		154,565
Specialty Retail—1.7%
Abercrombie & Fitch Co., Class A	233	5,375
AutoNation, Inc. (a)	294	2,905
Autozone, Inc. (a)	99	13,807
Bed Bath & Beyond, Inc. (a)	721	18,328
Best Buy Co., Inc.	950	26,704
GameStop Corp., Class A (a)	458	9,920
Gap, Inc.	1,315	17,608
Home Depot, Inc.	4,777	109,967
Limited Brands, Inc.	770	7,731
Lowe's Companies, Inc.	4,113	88,512
Office Depot, Inc. (a)	764	2,277
RadioShack Corp.	363	4,334
Sherwin-Williams Co.	267	15,953
Staples, Inc.	2,004	35,912
Tiffany & Co.	342	8,081
TJX Companies, Inc.	1,166	23,985
		391,399
Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc. (a)	922	19,150
Jones Apparel Group, Inc.	247	1,447
NIKE, Inc., Class B	1,111	56,661
Polo Ralph Lauren Corp.	168	7,629
V.F. Corp.	258	14,131
		99,018

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

	Shares	Value
Consumer Staples—12.1%
Beverages—2.4%
Brown-Forman Corp., Class B	265	$13,645
Coca-Cola Co.	5,608	253,874
Coca-Cola Enterprises, Inc.	888	10,683
Constellation Brands, Inc., Class A (a)	549	8,658
Dr Pepper Snapple Group, Inc. (a)	726	11,797
Molson Coors Brewing Co., Class B	421	20,595
Pepsi Bottling Group, Inc.	379	8,531
PepsiCo, Inc.	4,383	240,057
		567,840
Food & Staples Retailing—3.1%
Costco Wholesale Corp.	1,212	63,630
CVS Caremark Corp.	4,048	116,339
Kroger Co.	1,838	48,542
Safeway, Inc.	1,214	28,857
SUPERVALU, Inc.	604	8,818
Sysco Corp.	1,682	38,585
Wal-Mart Stores, Inc.	6,287	352,449
Walgreen Co.	2,780	68,583
Whole Foods Market, Inc.	390	3,682
		729,485
Food Products—1.7%
Archer-Daniels-Midland Co.	1,807	52,096
Campbell Soup Co.	577	17,316
ConAgra Foods, Inc.	1,266	20,889
Dean Foods Co. (a)	426	7,655
General Mills, Inc.	945	57,409
H.J. Heinz Co.	874	32,862
Hershey Co.	465	16,154
J M Smucker Co.	329	14,265
Kellogg Co.	716	31,397
Kraft Foods, Inc., Class A	4,143	111,239
McCormick & Co., Inc. Non-Voting Shares	357	11,374
Sara Lee Corp.	1,991	19,492
Tyson Foods, Inc., Class A	838	7,341
		399,489
Household Products—3.0%
Clorox Co.	384	21,335
Colgate-Palmolive Co.	1,422	97,464
Kimberly-Clark Corp.	1,154	60,862
Procter & Gamble Co.	8,402	519,412
		699,073
Personal Products—0.2%
Avon Products, Inc.	1,210	29,076
Estee Lauder Companies, Inc., Class A	315	9,753
		38,829
Tobacco—1.7%
Altria Group, Inc.	5,796	87,288
Lorillard, Inc.	465	26,203
Philip Morris International, Inc.	5,701	248,050
Reynolds American, Inc.	478	19,268
UST, Inc.	412	28,585
		409,394

	Shares	Value
Energy—12.5%
Energy Equipment & Services—1.5%
Baker Hughes, Inc.	862	$27,644
BJ Services Co.	821	9,581
Cameron International Corp. (a)	619	12,690
ENSCO International, Inc.	399	11,328
Halliburton Co.	2,520	45,814
Nabors Industries Ltd. (a)	804	9,624
National-Oilwell Varco, Inc. (a)	1,185	28,961
Noble Corp.	747	16,501
Rowan Companies, Inc.	309	4,913
Schlumberger Ltd.	3,375	142,864
Smith International, Inc.	614	14,054
Weatherford International Ltd. (a)	1,914	20,709
		344,683
Oil, Gas & Consumable Fuels—11.0%
Anadarko Petroleum Corp.	1,287	49,614
Apache Corp.	940	70,058
Cabot Oil & Gas Corp.	281	7,306
Chesapeake Energy Corp.	1,518	24,546
Chevron Corp.	5,731	423,922
ConocoPhillips	4,199	217,508
CONSOL Energy, Inc.	517	14,776
Devon Energy Corp.	1,233	81,021
El Paso Corp.	1,975	15,464
EOG Resources, Inc.	711	47,338
Exxon Mobil Corp.	14,323	1,143,405
Hess Corp.	788	42,268
Marathon Oil Corp.	1,988	54,392
Massey Energy Co.	250	3,448
Murphy Oil Corp.	539	23,905
Noble Energy, Inc.	486	23,921
Occidental Petroleum Corp.	2,268	136,057
Peabody Energy Corp.	755	17,176
Pioneer Natural Resources Co.	329	5,323
Range Resources Corp.	434	14,925
Southwestern Energy Co. (a)	966	27,985
Spectra Energy Corp.	1,720	27,073
Sunoco, Inc.	321	13,951
Tesoro Corp.	383	5,044
Valero Energy Corp.	1,448	31,335
Williams Companies, Inc.	1,631	23,617
XTO Energy, Inc.	1,626	57,349
		2,602,727
Financials—12.4%
Capital Markets—2.2%
American Capital Ltd.	588	1,905
Ameriprise Financial, Inc.	617	14,413
Bank of New York Mellon Corp.	3,242	91,846
Charles Schwab Corp.	2,636	42,624
E*TRADE Financial Corp. (a)	1,590	1,829
Federated Investors, Inc., Class B	260	4,410
Franklin Resources, Inc.	426	27,170
Goldman Sachs Group, Inc.	1,236	104,306
Invesco Ltd.	1,095	15,812

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

	Shares	Value
Janus Capital Group, Inc.	448	$3,597
Legg Mason, Inc.	395	8,655
Merrill Lynch & Co., Inc.	4,508	52,473
Morgan Stanley	2,982	47,831
Northern Trust Corp.	629	32,796
State Street Corp.	1,228	48,297
T. Rowe Price Group, Inc.	716	25,375
		523,339
Commercial Banks—3.0%
BB&T Corp.	1,551	42,590
Comerica, Inc.	420	8,337
Fifth Third Bancorp	1,634	13,497
First Horizon National Corp.	583	6,157
Huntington Bancshares, Inc.	1,034	7,920
KeyCorp	1,389	11,834
M&T Bank Corp.	228	13,090
Marshall & Ilsley Corp.	743	10,135
National City Corp.	5,719	10,351
PNC Financial Services Group, Inc.	976	47,824
Regions Financial Corp.	1,956	15,570
SunTrust Banks, Inc.	997	29,451
U.S. Bancorp	4,931	123,324
Wachovia Corp.	6,090	33,739
Wells Fargo & Co.	10,668	314,493
Zions Bancorporation	314	7,696
		696,008
Consumer Finance—0.5%
American Express Co.	3,256	60,399
Capital One Financial Corp.	1,112	35,462
Discover Financial Services	1,344	12,808
SLM Corp. (a)	1,308	11,641
		120,310
Diversified Financial Services—3.1%
Bank of America Corp. (b)	14,120	198,810
CIT Group, Inc.	795	3,609
Citigroup, Inc.	15,342	102,945
CME Group, Inc.	188	39,125
IntercontinentalExchange, Inc. (a)	198	16,323
JPMorgan Chase & Co.	10,503	331,160
Leucadia National Corp.	499	9,880
Moody's Corp.	559	11,230
NASDAQ OMX Group, Inc. (a)	375	9,266
NYSE Euronext	737	20,179
		742,527
Insurance—2.5%
AFLAC, Inc.	1,309	60,005
Allstate Corp.	1,503	49,238
American International Group, Inc.	7,558	11,866
Aon Corp.	747	34,123
Assurant, Inc.	326	9,780
Chubb Corp.	992	50,592
Cincinnati Financial Corp.	456	13,256
Genworth Financial, Inc., Class A	1,207	3,416
Hartford Financial Services Group, Inc.	842	13,826
Lincoln National Corp.	710	13,376
Loews Corp.	1,022	28,871

	Shares	Value
Marsh & McLennan Companies, Inc.	1,443	$35,022
MBIA, Inc. (a)	529	2,153
MetLife, Inc.	2,229	77,703
Principal Financial Group, Inc.	742	16,747
Progressive Corp.	1,899	28,124
Prudential Financial, Inc.	1,189	35,979
Torchmark Corp.	233	10,415
Travelers Companies, Inc.	1,649	74,535
Unum Group	923	17,168
XL Capital Ltd., Class A	924	3,419
		589,614
Real Estate Investment Trusts (REITs)—0.9%
Apartment Investment & Management Co., Class A	287	3,316
AvalonBay Communities, Inc.	228	13,812
Boston Properties, Inc.	330	18,150
Developers Diversified Realty Corp.	331	1,615
Equity Residential Property Trust	777	23,170
HCP, Inc.	720	19,995
Host Hotels & Resorts, Inc.	1,462	11,068
Kimco Realty Corp.	647	11,827
Plum Creek Timber Co., Inc.	481	16,710
ProLogis	752	10,445
Public Storage, Inc.	346	27,507
Simon Property Group, Inc.	641	34,056
Vornado Realty Trust	380	22,933
		214,604
Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc., Class A (a)	634	2,739
		2,739
Thrifts & Mortgage Finance—0.2%
Hudson City Bancorp, Inc.	1,463	23,350
People's United Financial, Inc.	975	17,384
Sovereign Bancorp, Inc. (a)	1,533	4,568
		45,302
Health Care—13.9%
Biotechnology—2.0%
Amgen, Inc. (a)	2,981	172,153
Biogen Idec, Inc. (a)	809	38,532
Celgene Corp. (a)	1,296	71,643
Cephalon, Inc. (a)	200	15,408
Genzyme Corp. (a)	770	51,105
Gilead Sciences, Inc. (a)	2,598	132,862
		481,703
Health Care Equipment & Supplies—2.1%
Baxter International, Inc.	1,758	94,211
Becton Dickinson & Co.	696	47,599
Boston Scientific Corp. (a)	4,216	32,632
C.R. Bard, Inc.	269	22,666
Covidien Ltd.	1,410	51,098
DENTSPLY International, Inc.	425	12,002
Hospira, Inc. (a)	447	11,989
Intuitive Surgical, Inc. (a)	115	14,604
Medtronic, Inc.	3,139	98,627

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

	Shares	Value
St. Jude Medical, Inc. (a)	962	$31,707
Stryker Corp.	682	27,246
Varian Medical Systems, Inc. (a)	345	12,089
Zimmer Holdings, Inc. (a)	642	25,950
		482,420
Health Care Providers & Services—2.0%
Aetna, Inc.	1,296	36,936
AmerisourceBergen Corp.	444	15,833
Cardinal Health, Inc.	1,013	34,918
CIGNA Corp.	763	12,857
Coventry Health Care, Inc. (a)	413	6,145
DaVita, Inc. (a)	284	14,078
Express Scripts, Inc. (a)	705	38,761
Humana, Inc. (a)	475	17,708
Laboratory Corp. of America Holdings (a)	304	19,581
McKesson Corp.	767	29,706
Medco Health Solutions, Inc. (a)	1,397	58,548
Patterson Companies, Inc. (a)	245	4,594
Quest Diagnostics, Inc.	443	22,996
Tenet Healthcare Corp. (a)	1,178	1,355
UnitedHealth Group, Inc.	3,404	90,546
WellPoint, Inc. (a)	1,438	60,583
		465,145
Health Care Technology—0.0%
IMS Health, Inc.	513	7,777
Life Sciences Tools & Services—0.3%
Life Technologies Corp. (a)	474	11,049
Millipore Corp. (a)	163	8,398
PerkinElmer, Inc.	329	4,577
Thermo Fisher Scientific, Inc. (a)	1,190	40,543
Waters Corp. (a)	268	9,822
		74,389
Pharmaceuticals—7.5%
Abbott Laboratories	4,362	232,800
Allergan, Inc.	860	34,675
Bristol-Myers Squibb Co.	5,584	129,828
Eli Lilly & Co.	2,811	113,199
Forest Laboratories, Inc. (a)	852	21,701
Johnson & Johnson	7,821	467,930
King Pharmaceuticals, Inc. (a)	705	7,487
Merck & Co., Inc.	5,941	180,606
Mylan, Inc. (a)	851	8,416
Pfizer, Inc.	18,976	336,065
Schering-Plough Corp.	4,586	78,100
Watson Pharmaceuticals, Inc. (a)	284	7,546
Wyeth	3,747	140,550
		1,758,903
Industrials—10.4%
Aerospace & Defense—2.6%
Boeing Co.	2,066	88,156
General Dynamics Corp.	1,101	63,407
Goodrich Corp.	345	12,772
Honeywell International, Inc.	2,053	67,400
L-3 Communications Holdings, Inc.	334	24,643

	Shares	Value
Lockheed Martin Corp.	935	$78,615
Northrop Grumman Corp.	924	41,617
Precision Castparts Corp.	387	23,019
Raytheon Co.	1,159	59,155
Rockwell Collins, Inc.	447	17,473
United Technologies Corp.	2,679	143,594
		619,851
Air Freight & Logistics—1.1%
C.H. Robinson Worldwide, Inc.	478	26,304
Expeditors International Washington, Inc.	606	20,162
FedEx Corp.	871	55,875
United Parcel Service, Inc., Class B	2,809	154,944
		257,285
Airlines—0.1%
Southwest Airlines Co.	2,072	17,861
Building Products—0.0%
Masco Corp.	1,015	11,297
Commercial Services & Supplies—0.5%
Avery Dennison Corp.	290	9,491
Cintas Corp.	366	8,502
Pitney Bowes, Inc.	590	15,033
R.R. Donnelley & Sons Co.	572	7,768
Republic Services, Inc.	900	22,311
Stericycle, Inc. (a)	250	13,020
Waste Management, Inc.	1,377	45,634
		121,759
Construction & Engineering—0.2%
Fluor Corp.	505	22,659
Jacobs Engineering Group, Inc. (a)	337	16,210
		38,869
Electrical Equipment—0.5%
Cooper Industries Ltd., Class A	490	14,323
Emerson Electric Co.	2,147	78,602
Rockwell Automation, Inc.	406	13,089
		106,014
Industrial Conglomerates—2.7%
3M Co.	1,944	111,857
General Electric Co. (c)	29,564	478,937
Textron, Inc.	686	9,515
Tyco International Ltd.	1,330	28,728
		629,037
Machinery—1.6%
Caterpillar, Inc.	1,702	76,028
Cummins, Inc.	575	15,370
Danaher Corp.	730	41,325
Deere & Co.	1,214	46,520
Dover Corp.	531	17,481
Eaton Corp.	467	23,215
Flowserve Corp.	170	8,755
Illinois Tool Works, Inc.	1,109	38,870
Ingersoll-Rand Co., Ltd., Class A	893	15,494
ITT Corp.	513	23,593
Manitowoc Co., Inc.	361	3,126
Paccar, Inc.	1,025	29,315

See Accompanying Notes to Financial Statements.

7

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

	Shares	Value
Pall Corp.	330	$9,382
Parker Hannifin Corp.	446	18,973
		367,447
Professional Services—0.1%
Dun & Bradstreet Corp.	150	11,580
Equifax, Inc.	355	9,415
Monster Worldwide, Inc. (a)	342	4,135
Robert Half International, Inc.	436	9,077
		34,207
Road & Rail—0.9%
Burlington Northern Santa Fe Corp.	786	59,508
CSX Corp.	1,106	35,912
Norfolk Southern Corp.	1,035	48,697
Ryder System, Inc.	167	6,476
Union Pacific Corp.	1,432	68,449
		219,042
Trading Companies & Distributors—0.1%
Fastenal Co.	357	12,442
W.W. Grainger, Inc.	192	15,137
		27,579
Information Technology—14.4%
Communications Equipment—2.4%
Ciena Corp. (a)	242	1,621
Cisco Systems, Inc. (a)	16,483	268,673
Corning, Inc.	4,370	41,646
Harris Corp.	372	14,155
JDS Uniphase Corp. (a)	609	2,223
Juniper Networks, Inc. (a)	1,484	25,985
Motorola, Inc.	6,380	28,264
QUALCOMM, Inc.	4,657	166,860
Tellabs, Inc. (a)	1,127	4,643
		554,070
Computers & Peripherals—4.0%
Apple, Inc. (a)	2,497	213,119
Dell, Inc. (a)	4,859	49,756
EMC Corp. (a)	5,753	60,234
Hewlett-Packard Co.	6,899	250,365
International Business Machines Corp.	3,785	318,545
Lexmark International, Inc., Class A (a)	210	5,649
NetApp, Inc. (a)	919	12,838
QLogic Corp. (a)	363	4,879
SanDisk Corp. (a)	641	6,154
Sun Microsystems, Inc. (a)	2,078	7,938
Teradata Corp. (a)	503	7,459
		936,936
Electronic Equipment & Instruments—0.3%
Agilent Technologies, Inc. (a)	983	15,364
Amphenol Corp., Class A	498	11,942
FLIR Systems, Inc. (a)	400	12,272
Jabil Circuit, Inc.	597	4,030
Molex, Inc.	397	5,752
Tyco Electronics Ltd.	1,298	21,041
		70,401

	Shares	Value
Internet Software & Services—1.3%
Akamai Technologies, Inc. (a)	476	$7,183
eBay, Inc. (a)	3,008	41,992
Google, Inc., Class A (a)	670	206,125
VeriSign, Inc. (a)	547	10,437
Yahoo!, Inc. (a)	3,901	47,592
		313,329
IT Services—0.9%
Affiliated Computer Services, Inc., Class A (a)	263	12,085
Automatic Data Processing, Inc.	1,431	56,295
Cognizant Technology Solutions Corp., Class A (a)	813	14,683
Computer Sciences Corp. (a)	423	14,864
Convergys Corp. (a)	336	2,154
Fidelity National Information Services, Inc.	537	8,737
Fiserv, Inc. (a)	460	16,730
MasterCard, Inc., Class A	214	30,587
Paychex, Inc.	900	23,652
Total System Services, Inc.	560	7,840
Western Union Co.	2,008	28,795
		216,422
Office Electronics—0.1%
Xerox Corp.	2,432	19,383
Semiconductors & Semiconductor Equipment—2.0%
Advanced Micro Devices, Inc. (a)	1,722	3,720
Altera Corp.	840	14,036
Analog Devices, Inc.	810	15,406
Applied Materials, Inc.	3,771	38,200
Broadcom Corp., Class A (a)	1,256	21,314
Intel Corp.	15,664	229,634
KLA-Tencor Corp.	463	10,089
Linear Technology Corp.	631	13,958
LSI Corp. (a)	1,805	5,938
MEMC Electronic Materials, Inc. (a)	644	9,196
Microchip Technology, Inc.	520	10,156
Micron Technology, Inc. (a)	2,152	5,681
National Semiconductor Corp.	552	5,559
Novellus Systems, Inc. (a)	268	3,307
NVIDIA Corp. (a)	1,522	12,283
Teradyne, Inc. (a)	475	2,004
Texas Instruments, Inc.	3,655	56,726
Xilinx, Inc.	768	13,686
		470,893
Software—3.4%
Adobe Systems, Inc. (a)	1,495	31,828
Autodesk, Inc. (a)	641	12,596
BMC Software, Inc. (a)	537	14,451
CA, Inc.	1,116	20,679
Citrix Systems, Inc. (a)	515	12,139
Compuware Corp. (a)	704	4,752
Electronic Arts, Inc. (a)	894	14,340
Intuit, Inc. (a)	900	21,411
McAfee, Inc. (a)	425	14,692
Microsoft Corp.	21,540	418,738

See Accompanying Notes to Financial Statements.

8

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

	Shares	Value
Novell, Inc. (a)	972	$3,781
Oracle Corp. (a)	11,022	195,420
Salesforce.com, Inc. (a)	283	9,059
Symantec Corp. (a)	2,358	31,880
		805,766
Materials—2.8%
Chemicals—1.6%
Air Products & Chemicals, Inc.	602	30,263
CF Industries Holdings, Inc.	167	8,210
Dow Chemical Co.	2,588	39,053
E.I. Du Pont de Nemours & Co.	2,545	64,388
Eastman Chemical Co.	201	6,374
Ecolab, Inc.	470	16,520
International Flavors & Fragrances, Inc.	233	6,925
Monsanto Co.	1,553	109,254
PPG Industries, Inc.	461	19,560
Praxair, Inc.	857	50,871
Rohm and Haas Co.	342	21,132
Sigma-Aldrich Corp.	348	14,700
		387,250
Construction Materials—0.1%
Vulcan Materials Co.	300	20,874
Containers & Packaging—0.2%
Ball Corp.	261	10,855
Bemis Co., Inc.	270	6,394
Owens-Illinois, Inc. (a)	475	12,982
Pactiv Corp. (a)	362	9,006
Sealed Air Corp.	443	6,618
		45,855
Metals & Mining—0.7%
AK Steel Holding Corp.	307	2,861
Alcoa, Inc.	2,257	25,414
Allegheny Technologies, Inc.	272	6,944
Freeport-McMoRan Copper & Gold, Inc.	1,061	25,931
Newmont Mining Corp.	1,277	51,974
Nucor Corp.	887	40,979
Titanium Metals Corp.	252	2,220
United States Steel Corp.	323	12,016
		168,339
Paper & Forest Products—0.2%
International Paper Co.	1,215	14,337
MeadWestvaco Corp.	481	5,382
Weyerhaeuser Co.	600	18,366
		38,085
Telecommunication Services—3.6%
Diversified Telecommunication Services—3.4%
AT&T, Inc.	16,591	472,843
CenturyTel, Inc.	278	7,598
Embarq Corp.	397	14,276
Frontier Communications Corp.	885	7,735

	Shares	Value
Qwest Communications International, Inc.	4,118	$14,990
Verizon Communications, Inc.	8,003	271,302
Windstream Corp.	1,226	11,279
		800,023
Wireless Telecommunication Services—0.2%
American Tower Corp., Class A (a)	1,116	32,721
Sprint Nextel Corp. (a)	8,047	14,726
		47,447
Utilities—4.0%
Electric Utilities—2.3%
Allegheny Energy, Inc.	475	16,084
American Electric Power Co., Inc.	1,141	37,972
Duke Energy Corp.	3,569	53,571
Edison International	914	29,358
Entergy Corp.	542	45,056
Exelon Corp.	1,845	102,600
FirstEnergy Corp.	852	41,390
FPL Group, Inc.	1,159	58,332
Pepco Holdings, Inc.	597	10,603
Pinnacle West Capital Corp.	273	8,772
PPL Corp.	1,058	32,470
Progress Energy, Inc.	750	29,888
Southern Co.	2,180	80,660
		546,756
Gas Utilities—0.2%
Equitable Resources, Inc.	375	12,581
Nicor, Inc.	134	4,655
Questar Corp.	488	15,953
		33,189
Independent Power Producers & Energy Traders—0.1%
AES Corp. (a)	1,891	15,582
Constellation Energy Group, Inc.	503	12,620
Dynegy, Inc. (a)	1,421	2,842
		31,044
Multi-Utilities—1.4%
Ameren Corp.	597	19,856
CenterPoint Energy, Inc.	962	12,140
CMS Energy Corp.	642	6,491
Consolidated Edison, Inc.	759	29,548
Dominion Resources, Inc.	1,641	58,813
DTE Energy Co.	458	16,337
Integrys Energy Group, Inc.	226	9,713
NiSource, Inc.	762	8,359
PG&E Corp.	1,011	39,136
Public Service Enterprise Group, Inc.	1,430	41,713
Scana Corp.	325	11,570
Sempra Energy	679	28,946
TECO Energy, Inc.	605	7,472
Wisconsin Energy Corp.	325	13,644
Xcel Energy, Inc.	1,270	23,558
		327,296
Total Common Stocks (cost of $22,366,895)		22,133,356

See Accompanying Notes to Financial Statements.

9

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

	Par	Value
SHORT-TERM OBLIGATION—2.6%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by a U.S. Government Agency Obligation maturing 11/17/15, market value $609,525 (repurchase proceeds $597,000)	$597,000	$597,000
Total Short-Term Obligation (cost of $597,000)		597,000
Total Investments—96.6% (cost of $22,963,895) (d)		22,730,356
Other Assets & Liabilities, Net—3.4%		806,740
Net Assets—100.0%		$23,537,096

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Investments in affiliates during the year ended December 31, 2008:

Security name:	Bank of America Corp.
Shares as of 12/31/07:	15,755
Shares purchased:	1,425
Shares sold:	3,400
Corporate Action Spin off:	340
Shares as of 12/31/08:	14,120
Net realized loss:	$(22,410)
Dividend income earned:	$32,521
Value at end of period:	$198,810

(c)  A portion of this security with a market vale of $243,000 is pledged as collateral for open futures contracts.

(d)  Cost for federal income tax purposes is $24,445,181.

At December 31, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	3	$675,075	$666,726	Mar-2009	$8,349

At December 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	14.4
Health Care	13.9
Energy	12.5
Financials	12.4
Consumer Staples	12.1
Industrials	10.4
Consumer Discretionary	7.9
Utilities	4.0
Telecommunication Services	3.6
Materials	2.8
94.0
Short-Term Obligation	2.6
Other Assets & Liabilities, Net	3.4
100.0

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

Assets
Unaffiliated investments, at cost	$22,580,593
Affiliated investments, at cost	383,302
Total investments, at cost	22,963,895
Unaffiliated investments, at value	$22,531,546
Affiliated investments, at value	198,810
Total investments, at value	22,730,356
Cash	931
Receivable for:
Fund shares sold	811,330
Dividends	50,259
Futures variation margin	8,925
Expense reimbursement due from investment advisor	15,206
Trustees' deferred compensation plan	8,757
Other assets	14,238
Total Assets	23,640,002
Liabilities
Payable for:
Investments purchased	36,826
Fund shares repurchased	83
Investment advisory fee	3,772
Transfer agent fee	6
Pricing and bookkeeping fees	4,596
Trustees' fees	234
Audit fee	27,675
Custody fee	4,230
Reports to shareholders	11,347
Distribution fees — Class B	4,689
Chief compliance officer expenses	165
Trustees' deferred compensation plan	8,757
Other liabilities	526
Total Liabilities	102,906
Net Assets	$23,537,096
Net Assets Consist of
Paid-in capital	$26,300,099
Undistributed net investment income	600,192
Accumulated net realized loss	(3,138,005)
Net unrealized appreciation (depreciation) on:
Investments	(233,539)
Futures contracts	8,349
Net Assets	$23,537,096
Class A
Net assets	$72,271
Shares outstanding	9,144
Net asset value per share	$7.90
Class B
Net assets	$23,464,825
Shares outstanding	2,985,729
Net asset value per share	$7.86

See Accompanying Notes to Financial Statements.

11

Statement of Operations

Columbia S&P 500® Index Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Dividends	$754,308
Dividends from affiliates	32,521
Interest	9,877
Securities lending	44,415
Total Investment Income	841,121
Expenses
Investment advisory fee	69,876
Distribution fees — Class B	87,154
Transfer agent fee	84
Pricing and bookkeeping fees	49,147
Trustees' fees	12,545
Custody fee	26,369
Audit fee	32,610
Reports to shareholders	29,726
Chief compliance officer expenses	642
Other expenses	26,763
Total Expenses	334,916
Fees waived or expenses reimbursed by investment advisor	(118,431)
Custody earnings credit	(4)
Net Expenses	216,481
Net Investment Income	624,640
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investments	122,405
Affiliated investments	(22,410)
Futures contracts	(250,534)
Net realized loss	(150,539)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,688,841)
Futures contracts	13,970
Net change in unrealized appreciation (depreciation)	(15,674,871)
Net Loss	(15,825,410)
Net Decrease Resulting from Operations	$(15,200,770)

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets

Columbia S&P 500® Index Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2008	2007
Operations
Net investment income	$624,640	$637,351
Net realized gain (loss) on investments and futures contracts	(150,539)	1,770,145
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(15,674,871)	77,199
Net increase (decrease) resulting from operations	(15,200,770)	2,484,695
Distributions to Shareholders:
From net investment income:
Class A	(2,070)	(1,650)
Class B	(637,701)	(608,295)
Total distributions to shareholders	(639,771)	(609,945)
Net Capital Stock Transactions	(7,625,712)	(5,693,280)
Total decrease in net assets	(23,466,253)	(3,818,530)
Net Assets
Beginning of period	47,003,349	50,821,879
End of period	$23,537,096	$47,003,349
Undistributed net investment income at end of period	$600,192	$615,507
Capital Stock Activity

	Year Ended December 31,
	2008		2007
	Shares	Dollars	Shares	Dollars
Class A
Distributions reinvested	192	$2,070	123	$1,650
Net increase	192	2,070	123	1,650
Class B
Subscriptions	246,074	2,383,711	180,662	2,287,124
Distributions reinvested	59,431	637,701	45,497	608,295
Redemptions	(985,936)	(10,649,194)	(670,652)	(8,590,349)
Net decrease	(680,431)	(7,627,782)	(444,493)	(5,694,930)

See Accompanying Notes to Financial Statements.

13

Financial Highlights

Columbia S&P 500® Index Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,

	2008		2007		2006(a)		2005		2004
Net Asset Value, Beginning of Period	$12.87		$12.40		$10.92		$10.45		$9.62
Income from Investment Operations:
Net investment income (b)	0.22		0.20		0.17		0.15		0.14 (c)
Net realized and unrealized gain (loss) on investments and futures contracts	(4.96)		0.46		1.49		0.32		0.83
Total from investment operations	(4.74)		0.66		1.66		0.47		0.97
Less Distributions to Shareholders:
From net investment income	(0.23)		(0.19)		(0.18)		—		(0.14)
Net Asset Value, End of Period	$7.90		$12.87		$12.40		$10.92		$10.45
Total return (d)(e)	(37.30	)%(f)	5.23	%(f)	15.31	%(f)	4.50	%(f)(g)	10.13%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.37%		0.47%		0.48%		0.44%		0.64%
Waiver/Reimbursement	0.34%		0.12%		0.06%		0.01%		—
Net investment income (h)	2.05%		1.53%		1.47%		1.44%		1.42%
Portfolio turnover rate	5%		4%		5%		7%		6%
Net assets, end of period (000's)	$72		$115		$110		$95		$91

(a)  On May 1, 2006, Liberty S&P 500 Index Fund, Variable Series was renamed as Columbia S&P 500® Index Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. The reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights

Columbia S&P 500® Index Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007	2006(a)	2005		2004
Net Asset Value, Beginning of Period	$12.79	$12.34	$10.87	$10.43		$9.59
Income from Investment Operations:
Net investment income (b)	0.19	0.16	0.14	0.12		0.13 (c)
Net realized and unrealized gain (loss) on investments and futures contracts	(4.92)	0.45	1.48	0.32		0.84
Total from investment operations	(4.73)	0.61	1.62	0.44		0.97
Less Distributions to Shareholders:
From net investment income	(0.20)	(0.16)	(0.15)	—		(0.13)
Net Asset Value, End of Period	$7.86	$12.79	$12.34	$10.87		$10.43
Total return (d)(e)(f)	(37.40)%	4.87%	15.03%	4.22	%(g)	10.12%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.62%	0.72%	0.73%	0.69%		0.75%
Waiver/Reimbursement	0.34%	0.12%	0.06%	0.01%		0.14%
Net investment income (h)	1.79%	1.27%	1.22%	1.19%		1.29%
Portfolio turnover rate	5%	4%	5%	7%		6%
Net assets, end of period (000's)	$23,465	$46,888	$50,712	$52,431		$54,646

(a)  On May 1, 2006, Liberty S&P 500 Index Fund, Variable Series was renamed as Columbia S&P 500® Index Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. The reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia S&P 500® Index Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor's (S&P) 500 Index.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$22,133,356	$8,349
Level 2—Other Significant Observable Inputs	597,000	—
Level 3—Significant Unobservable Inputs	—	—
Total	$22,730,356	$8,349

*  Other financial instruments consist of futures contracts which are not included in the investment portfolio.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative

16

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts—The Fund may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

17

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for tax return of capital were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(184)	$184	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$639,771	$609,945
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$615,526	$—	$(1,714,825)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales and capital loss carryfowards.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$5,462,366
Unrealized depreciation	(7,177,191)
Net unrealized depreciation	$(1,714,825)

The following capital loss carryforwards determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2012	$53,470
2013	717,217
2014	523,352
2016	283,376
$1,577,415

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $70,870 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.20% of the Fund's average daily net assets.

18

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has contractually agreed to waive fees and/or reimburse the Fund through April 30, 2009, for certain expenses so that the Fund's ordinary operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.37% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after April 30, 2009.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,617,398 and $9,257,374, respectively.

19

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

Note 7. Shares of Beneficial Interest

As of December 31, 2008, the Fund had two shareholders that collectively held 96.1% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Significant Risks and Contingencies

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of

20

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2008

the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia S&P 500® Index Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia S&P 500® Index Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

22

Federal Income Tax Information (Unaudited)

Columbia S&P 500® Index Fund, Variable Series

99.61% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2008 qualifies for the corporate dividends received deduction.

23

Fund Governance

Columbia S&P 500® Index Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President – Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

24

Fund Governance (continued)

Columbia S&P 500® Index Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

25

Fund Governance (continued)

Columbia S&P 500® Index Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

26

Board Consideration and Approval of Advisory Agreements

Columbia S&P 500® Index Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with theirapproval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance

27

benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia S&P 500® Index Fund, Variable Series' performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, in the fourth quintile for the three- and five-year periods, and in the second quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia S&P 500® Index Fund, Variable Series' total expenses were in the second quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to

28

Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

29

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

30

forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the

31

Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each

32

investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia S&P 500® Index Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/2663-1208 (02/09) 09/70774

Columbia Select Large Cap Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2008

Columbia Select Large Cap Growth Fund, Variable Series seeks long-term capital appreciation.

Thomas M. Galvin has managed the fund since September 2008.

Summary

For the period since the fund's inception on September 2, 2008 through December 31, 2008, the fund's Class A shares trailed its benchmark, the Russell 1000 Growth Index.1 The fund's Class A shares return was also lower than that of the average return of its peer group, the Lipper VUF Large-Cap Growth Funds Classification.2 In a period of sharply declining stock prices, the fund's Class A shares, its benchmark and peer group all sustained double-digit losses.

Technology and industrial stocks detract from performance

Stock selection in technology and industrials detracted from the fund's performance. Two of the underperformers in technology were Akamai Technologies, Inc. and Research In Motion Ltd. Akamai provides a platform for global Internet content, while Research In Motion (3.6% of net assets) makes the Blackberry hand-held communications device. Akamai's shares fell after the company's earnings outlook disappointed investors, and we sold the stock before the end of the reporting period. Research In Motion struggled as it, too, provided earnings guidance that failed to meet expectations. Among industrials, First Solar Inc.'s (4.9% of net assets) shares declined as demand for alternative energy solutions lessened in light of falling oil prices. Some solar projects have also been postponed given deteriorating credit markets.

A lack of exposure to consumer staples stocks also detracted from relative performance. Stocks in this defensive sector performed well relative to the broader market because they tend to be less sensitive to the economic cycle. Businesses in this sector also experienced lower input costs given falling commodity prices.

Health care stocks make positive contributions

A handful of health care stocks, particularly those found in the biotechnology industry, held up somewhat better than the overall market. Biotechnology names also tend to be less sensitive to the economy. For example, shares of Gilead Sciences, Inc. (5.1% of net assets), a biotech company that develops therapeutics to treat life-threatening diseases, rose after the company received FDA approval for a drug designed to treat hepatitis. Meanwhile, Celgene Corp.'s (4.0% of net assets) stock rose after the company raised its full-year revenue and earnings expectations, crediting strong sales of the company's cancer-treating drug.

A relatively small exposure to energy and materials stocks also helped relative performance as a weak global economy and slowing demand led to lower commodity prices. A relatively low exposure to the poor-performing utilities sector also helped the fund. These stocks often perform in line with the energy sector, and they declined as commodity prices fell.

In the industrials sector, shares of Expeditors International Washington, Inc. (4.6% of net assets), a freight delivery company, rose after it reported rising revenue across all of its primary business segments: customs brokerage, ocean freight and air freight.

Looking ahead

Despite a poor showing for stocks in 2008, we are moderately optimistic that the environment in 2009 is more favorable. An extraordinary degree of monetary and fiscal stimulus has been injected into the economy, which has the potential to fuel growth. If the credit markets loosen up and banks begin to lend more, investors could be surprised by the level of economic growth in 2009. In this environment, we plan to emphasize companies with cash-rich balance sheets because we believe that they are in better positions than their peers to spend money on marketing and advertising as well as research and development. We believe that these companies have the potential to gain market share during the current economic downturn and become more profitable in a recovery.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Total return as of December 31, 2008 (%)

Life
Class A (09/02/08)	-38.70
Class B (09/02/08)	-38.70
Russell 1000 Growth Index[1]	-30.98

Inception date of share class is in parentheses.

Net asset value per share ($)	09/02/08	12/31/08
Class A	10.00	6.13
Class B	10.00	6.13

Annual operating expense ratio (%)*
Class A	1.06
Class B	1.31
Annual operating expense ratio after contractual waivers (%)*
Class A	0.85
Class B	1.10

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1Index performance for the life of the fund is from September 2, 2008.

2

Understanding Your Expenses

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

09/02/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical*	Actual	Hypothetical*	Actual
Class A	1,000.00	1,000.00	745.50	1,020.86	2.45	4.32	0.85
Class B	1,000.00	1,000.00	745.50	1,019.61	3.17	5.58	1.10

*For the period 07/01/08 – 12/31/08.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—97.8%
Consumer Discretionary—12.3%
Hotels, Restaurants & Leisure—4.0%
Carnival Corp.	5,020	$122,087
Internet & Catalog Retail—4.5%
Amazon.com, Inc. (a)	2,685	137,687
Textiles, Apparel & Luxury Goods—3.8%
Coach, Inc. (a)	5,651	117,371
Consumer Staples—3.2%
Food & Staples Retailing—3.2%
Costco Wholesale Corp.	1,842	96,705
Energy—3.0%
Energy Equipment & Services—3.0%
FMC Technologies, Inc. (a)	3,927	93,580
Financials—7.4%
Capital Markets—3.9%
T. Rowe Price Group, Inc.	3,356	118,936
Diversified Financial Services—3.5%
CME Group, Inc.	515	107,177
Health Care—33.3%
Biotechnology—9.2%
Celgene Corp. (a)	2,241	123,882
Gilead Sciences, Inc. (a)	3,085	157,767
		281,649
Health Care Equipment & Supplies—7.1%
Alcon, Inc.	1,021	91,063
Intuitive Surgical, Inc. (a)	995	126,355
		217,418
Health Care Providers & Services—5.3%
Medco Health Solutions, Inc. (a)	3,888	162,946
Life Sciences Tools & Services—8.1%
Covance, Inc. (a)	2,749	126,537
Illumina, Inc. (a)	4,649	121,106
		247,643
Pharmaceuticals—3.6%
Allergan, Inc.	2,778	112,009
Industrials—9.5%
Air Freight & Logistics—4.6%
Expeditors International of Washington, Inc.	4,206	139,934
Electrical Equipment—4.9%
First Solar, Inc. (a)	1,095	151,066

	Shares	Value
Information Technology—24.9%
Communications Equipment—8.2%
QUALCOMM, Inc.	3,969	$142,210
Research In Motion Ltd. (a)	2,697	109,444
		251,654
Computers & Peripherals—4.0%
Apple, Inc. (a)	1,443	123,160
Internet Software & Services—4.5%
Google, Inc., Class A (a)	451	138,750
IT Services—8.2%
Infosys Technologies Ltd., ADR	4,327	106,314
MasterCard, Inc., Class A	1,007	143,931
		250,245
Telecommunication Services—4.2%
Wireless Telecommunication Services—4.2%
America Movil SAB de CV, Series L, ADR	4,125	127,834
Total Common Stocks (cost of $4,385,053)		2,997,851
Total Investments—97.8% (cost of $4,385,053) (b)		2,997,851
Other Assets & Liabilities, Net—2.2%		67,695
Net Assets—100.0%		$3,065,546

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $4,397,055.

At December 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health Care	33.3
Information Technology	24.9
Consumer Discretionary	12.3
Industrials	9.5
Financials	7.4
Telecommunication Services	4.2
Consumer Staples	3.2
Energy	3.0
97.8
Other Assets & Liabilities, Net	2.2
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

4

Statement of Assets and Liabilities

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$4,385,053
Investments, at value	$2,997,851
Cash	93,023
Dividends receivable	635
Expense reimbursement due from investment advisor	26,712
Trustees' deferred compensation plan	181
Other assets	184
Total Assets	3,118,586
Liabilities
Payable for:
Investment advisory fee	1,909
Administration fee	255
Transfer agent fee	1,860
Pricing and bookkeeping fees	10,411
Trustees' fees	3,315
Audit fee	32,500
Custody fee	1,010
Distribution fees — Class B	318
Chief compliance officer expenses	273
Trustees' deferred compensation plan	181
Other liabilities	1,008
Total Liabilities	53,040
Net Assets	$3,065,546
Net Assets Consist of
Paid-in capital	$4,998,844
Undistributed net investment income	627
Accumulated net realized loss	(546,723)
Net unrealized appreciation (depreciation) on investments	(1,387,202)
Net Assets	$3,065,546
Class A
Net assets	$1,533,409
Shares outstanding	250,000
Net asset value per share	$6.13
Class B
Net assets	$1,532,137
Shares outstanding	250,000
Net asset value per share	$6.13

See Accompanying Notes to Financial Statements.

5

Statement of Operations

Columbia Select Large Cap Growth Fund, Variable Series
For the period September 2, 2008 through December 31, 2008 (a)

Investment Income
Dividends	$8,942
Interest	1,798
Total Investment Income	10,740
Expenses
Investment advisory fee	8,687
Administration fee	1,737
Distribution fees — Class B	1,448
Transfer agent fee	1,869
Pricing and bookkeeping fees	19,995
Trustees' fees	4,140
Custody fee	1,891
Audit fee	35,000
Reports to shareholders	10,744
Chief compliance officer expenses	421
Other expenses	3,669
Total Expenses	89,601
Fees waived or expenses reimbursed by investment advisor and/or its affiliates	(78,321)
Custody earnings credit	(11)
Net Expenses	11,269
Net Investment Loss	(529)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(546,723)
Net change in unrealized appreciation (depreciation) on investments	(1,387,202)
Net Loss	(1,933,925)
Net Decrease Resulting from Operations	$(1,934,454)

(a)  The Fund commenced operations on September 2, 2008.

See Accompanying Notes to Financial Statements.

6

Statement of Changes in Net Assets

Columbia Select Large Cap Growth Fund, Variable Series

Increase (Decrease) in Net Assets	Period Ended December 31, 2008(a)
Operations
Net investment loss		$(529)
Net realized gain (loss) on investments		(546,723)
Net change in unrealized appreciation (depreciation) on investments		(1,387,202)
Net decrease resulting from operations		(1,934,454)
Net Capital Stock Transactions		5,000,000
Total increase in net assets		3,065,546
Net Assets
Beginning of period		—
End of period		$3,065,546
Undistributed net investment income, at end of period		$627
Capital Stock Activity
	Period Ended December 31, 2008(a)
	Shares	Dollars
Class A
Subscriptions	250,000	$2,500,000
Class B
Subscriptions	250,000	2,500,000

(a)  The Fund commenced operations on September 2, 2008.

See Accompanying Notes to Financial Statements.

7

Financial Highlights

Columbia Select Large Cap Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout the period is as follows:

Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (b)(c)	—
Net realized and unrealized gain (loss) on investments	(3.87)
Total from investment operations	(3.87)
Net Asset Value, End of Period	$6.13
Total return (d)(e)(f)(g)	(38.70)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	0.85%
Waiver/Reimbursement (i)	6.79%
Net investment income (h)(i)	0.08%
Portfolio turnover rate (g)	31%
Net assets, end of period (000's)	$1,533

(a)  Class A shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate account. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Select Large Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout the period is as follows:

Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)(c)	—
Net realized and unrealized gain (loss) on investments	(3.87)
Total from investment operations	(3.87)
Net Asset Value, End of Period	$6.13
Total return (d)(e)(f)(g)	(38.70)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	1.10%
Waiver/Reimbursement (i)	6.79%
Net investment loss (h)(i)	(0.17)%
Portfolio turnover rate (g)	31%
Net assets, end of period (000's)	$1,532

(a)  Class B shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate account. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

9

Notes to Financial Statements

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia Select Large Cap Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks long term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. The Fund commenced operations on September 2, 2008.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occassionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The Fund is subject to Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$2,997,851	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—
Total	$2,997,851	$—

10

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2008

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,156	$—	$(1,156)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

11

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2008

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Net Investment Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$796	$—	$(1,399,204)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$28,930
Unrealized depreciation	(1,428,134)
Net unrealized depreciation	$(1,399,204)

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$419,828

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $114,893 attributed to security transactions were deferred to January 1, 2009.

The Fund is subject to Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets. Columbia has voluntarily agreed to waive 0.05% of its administration fee. Columbia, at is discretion, may revise or discontinue this arrangement at any time.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

12

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2008

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has contractually agreed to waive fees and/or reimburse the Fund through April 30, 2010, for certain expenses so that the Fund's ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.85% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after April 30, 2010. Columbia and/or the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or expense reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5.  Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6.  Portfolio Information

For the period ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $5,957,384 and $1,025,608, respectively.

Note 7.  Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency

13

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2008

fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the period ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 8.  Shares of Beneficial Interest

As of December 31, 2008, the Fund had one shareholder that held 100% of the Fund's shares outstanding. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9.  Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Select Large Cap Growth Fund, Variable Series did not commence operations until after the events that resulted in the regulatory proceedings and litigation described below.

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct,

14

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2008

including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Select Large Cap Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the period September 2, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

16

Fund Governance

Columbia Select Large Cap Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President – Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

17

Fund Governance (continued)

Columbia Select Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Columbia Select Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

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Board Consideration and Approval of Advisory Agreements

Columbia Select Large Cap Growth Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

Columbia Select Large Cap Growth Fund, Variable Series is a newly-established fund, the investment advisory agreement for which was recommended for approval by the Advisory Fees and Expenses Committee and approved by the Board of Trustees at their August, 2008 meetings. The Fees and Expenses Committee most recently recommended for approval and the Board of Trustees most recently approved the continuation of all of the funds' Agreements at their October, 2008 meetings, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the advisory agreement for Columbia Select Large Cap Growth Fund, Variable Series and the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their initial approval and their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds (and proposed to be provided to Columbia Select Large Cap Growth Fund, Variable Series) and the resources dedicated to the funds (and proposed to be dedicated to Columbia Select Large Cap Growth Fund, Variable Series) by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and

20

investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the approval and continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund (other than Columbia Select Large Cap Growth Fund, Variable Series) over various time periods, including information prepared by management and an independent third-party data provider that compared the performance of each such fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. For Columbia Select Large Cap Growth Fund, Variable Series, which commenced investment operations on September 2, 2008, the Trustees reviewed information about the performance of Columbia Select Large Cap Growth Fund, a series of Columbia Funds Series Trust I, another fund managed by Columbia in the substantially the same style as Columbia Select Large Cap Growth Fund, Variable Series over various time periods, including information prepared by an independent third-party data provider that compared the performance of such fund to the performance of a peer group of mutual funds and a performance benchmark. The Trustees noted that, through April 30, 2008, Columbia Select Large Cap Growth Fund's performance was in the first quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the third quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.
The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the approval and continuation of the Agreement pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged (and proposed to be charged) to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by an independent third-party data provider) of the proposed advisory fees and expected total expense levels of Columbia Select Large Cap Growth Fund, Variable Series to those of a peer group for the purposes of expense comparisons. The Trustees considered that Columbia Select Large Cap Growth Fund, Variable Series' proposed total expenses were in the third quintile and proposed actual management fees were in the fifth quintile (where lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons. In connection with the continuation of the Agreements, the Trustees reviewed information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged and proposed to be charged to each fund, and the related profitability (expected profitability, for Columbia Select Large Cap Growth Fund, Variable Series) to Columbia and its affiliates of their relationships with the fund, supported the approval and continuation of the Agreement pertaining to that fund.

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Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the approval and continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services; and

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest;

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the advisory agreement for Columbia Select Large Cap Growth Fund, Variable Series and the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the

24

Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each

25

investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

26

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Important Information About This Report

A description of the policies and procedures that Columbia Select Large Cap Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

SHC-42/2771-1208 (02/09) 09-70768

Columbia Select Opportunities Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Select Opportunities Fund, Variable Series / December 31, 2008

Columbia Select Opportunities Fund, Variable Series seeks long-term capital appreciation.

Richard Bayles and Fatima Dickey have co-managed the fund since September 2008.

Summary

For the period since the fund's inception on September 2, 2008 through December 31, 2008, the fund's Class A shares underperformed its benchmarks, the S&P 500 Index and the Russell 1000 Index.1 The fund's return was in line with the average return of its peer group, the Lipper VUF Multi-Cap Core Funds Classification.2 As stocks declined sharply, the fund, the indices and the peer group all lost substantial ground. The fund fell behind the indices primarily because it emphasized commodities and non-housing related financials. A strong showing from industrials and pharmaceutical holdings helped offset some of these losses.

Commodity and energy stocks hurt returns

Exposure to commodity-related companies and energy stocks detracted from the fund's relative return. Among weak performers was Alcoa, Inc. (2.4% of net assets), the world's largest independent producer of aluminum. Its share price fell to an historical low as metal prices declined. Leucadia National Corp. (2.9% of net assets), which owns an iron ore and copper producer, was similarly affected by declining metal prices. We continue to hold the stock due to the strength of management and availability of cash to build the business. While its business prospects remain sound, global commodity trader Noble Group Ltd. (3.4% of net assets) slipped as commodity prices fell.

Plunging oil and natural gas prices negatively affected fund holdings Brazilian oil producer Petroleo Brasileiro (2.2% of net assets) and domestic natural gas producer Cimarex Energy Co. (1.4% of net assets). In the case of Petroleo Brasileiro SA, the stock is inexpensive relative to its historical valuation. We also continue to hold Cimarex, a strong manager of assets with little debt and a simple business model. Mid-market private equity firm, American Capital Ltd. shares declined as the financial system stalled, while Canadian airplane and train maker Bombardier, Inc. (4.2% of net assets) felt the effects of the global economic slowdown. We sold American Capital but continue to own Bombardier because we like the company's prospects.

Infrastructure-related stocks and pharmaceuticals aided returns

Construction-related companies saw positive performance late in 2008 as President-elect Obama announced plans to introduce a stimulus package that included a significant investment in domestic infrastructure. Among these, steel manufacturer Nucor Corp., aggregate producer Granite Construction Inc. and crushed rock producer Vulcan Materials Co. were rewarded (4.1%, 2.4%, and 3.0% of net assets, respectively). In anticipation of improvements in the housing market—a necessary first step in any economic recovery—shares of Simpson Manufacturing Co., Inc. (2.2% of net assets), which produces materials for home building, also rose. In the pharmaceutical industry, Novo Nordisk A/S (3.8% of net assets) outperformed on news of an impending new diabetes care product.

Anticipating economic recovery

The global economy has incurred severe damage. However, the U.S. government, and governments around the world, are taking steps to stimulate growth. If these efforts are successful, we believe that we can look forward to a broad-based recovery led by globally competitive companies. Against that backdrop, our fundamental strategy remains intact. We continue to pursue opportunities to invest in well-managed companies that are attractively valued. Building on the lessons of 2008, we are reminded of the importance of diversification and have positioned the fund across a broad range of sectors that produce real goods, operate at low cost and have the potential to benefit from a turnaround in the economic cycle.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Select Opportunities Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Total return as of December 31, 2008 (%)

Life
Class A (09/02/08)	-30.62
Class B (09/02/08)	-30.68
S&P 500 Index[1]	-28.61
Russell 1000 Index[1]	-29.49

Inception date of share class is in parentheses.

Net asset value per share ($)	09/02/08	12/31/08
Class A	10.00	6.90
Class B	10.00	6.90

Annual operating expense ratio (%)*

Class A	1.06
Class B	1.31

Annual operating expense ratio after contractual waivers (%)*

Class A	0.91
Class B	1.16

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1  Index performance for the life of the fund is from September 2, 2008.

2

Understanding Your Expenses

Columbia Select Opportunities Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

09/02/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical*	Actual	Hypothetical*	Actual
Class A	1,000.00	1,000.00	798.63	1,020.56	2.71	4.62	0.91
Class B	1,000.00	1,000.00	798.23	1,019.30	3.45	5.89	1.16

*For the period 07/01/08 – 12/31/08

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Select Opportunities Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—100.4%
Consumer Discretionary—2.7%
Auto Components—1.7%
BorgWarner, Inc.	2,600	$56,602
Media—1.0%
John Wiley & Sons, Inc., Class A	1,000	35,580
Consumer Staples—7.9%
Food & Staples Retailing—2.3%
Olam International Ltd.	100,000	80,577
Food Products—5.6%
Archer-Daniels-Midland Co.	2,300	66,309
Wilmar International Ltd.	65,000	127,241
		193,550
Energy—12.4%
Oil, Gas & Consumable Fuels—12.4%
Apache Corp.	1,920	143,098
Cimarex Energy Co.	1,800	48,204
Exxon Mobil Corp.	2,050	163,651
Petroleo Brasileiro SA, ADR	3,100	75,919
		430,872
Financials—21.1%
Capital Markets—2.8%
Goldman Sachs Group, Inc.	1,150	97,049
Diversified Financial Services—14.3%
CME Group, Inc.	320	66,595
Hong Kong Exchanges & Clearing Ltd.	7,000	67,111
Leucadia National Corp.	5,150	101,970
Nasdaq OMX Group, Inc. (a)	3,600	88,956
NYSE Euronext	3,300	90,354
Singapore Exchange Ltd.	23,000	82,409
		497,395
Insurance—2.8%
Berkshire Hathaway Inc., Class A (a)	1	96,600
Real Estate Management & Development—1.2%
St. Joe Co. (a)	1,700	41,344
Health Care—8.5%
Biotechnology—1.0%
Senomyx, Inc. (a)	12,000	33,480
Health Care Equipment & Supplies—1.2%
Becton Dickinson & Co.	600	41,034
Pharmaceuticals—6.3%
Johnson & Johnson	1,500	89,745
Novo Nordisk A/S, ADR	2,550	131,044
		220,789

	Shares	Value
Industrials—26.2%
Aerospace & Defense—7.4%
Bombardier, Inc., Class B	40,000	$145,200
Rolls-Royce Group PLC, ADR	4,500	111,150
		256,350
Air Freight & Logistics—1.9%
Expeditors International Washington, Inc.	1,950	64,876
Building Products—2.2%
Simpson Manufacturing Co., Inc.	2,800	77,728
Construction & Engineering—6.6%
Granite Construction, Inc.	1,900	83,467
Quanta Services, Inc. (a)	7,300	144,540
		228,007
Electrical Equipment—3.2%
American Superconductor Corp. (a)	6,800	110,908
Industrial Conglomerates—1.5%
Jardine Strategic Holdings Ltd.	5,000	52,202
Trading Companies & Distributors—3.4%
Noble Group Ltd.	163,000	116,747
Information Technology—3.5%
Computers & Peripherals—1.7%
Apple, Inc. (a)	700	59,745
Electronic Equipment & Instruments—1.8%
National Instruments Corp.	2,500	60,900
Materials—16.7%
Chemicals—7.1%
Huabao International Holdings Ltd.	92,000	60,494
Monsanto Co.	2,670	187,835
		248,329
Construction Materials—3.0%
Vulcan Materials Co.	1,500	104,370
Metals & Mining—6.6%
Alcoa, Inc.	7,500	84,450
Nucor Corp.	3,100	143,220
		227,670
Utilities—1.4%
Independent Power Producers & Energy Traders—1.4%
AES Corp. (a)	6,000	49,440
Total Common Stocks (cost of $4,437,333)		3,482,144
Total Investments—100.4% (cost of $4,437,333) (b)		3,482,144
Other Assets & Liabilities, Net—(0.4)%		(13,370)
Net Assets—100.0%		$3,468,774

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Select Opportunities Fund, Variable Series / December 31, 2008

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $4,448,171.

At December 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Industrials	26.2
Financials	21.1
Materials	16.7
Energy	12.4
Health Care	8.5
Consumer Staples	7.9
Information Technology	3.5
Consumer Discretionary	2.7
Utilities	1.4
100.4
Other Assets & Liabilities, Net	(0.4)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Select Opportunities Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$4,437,333
Investments, at value	$3,482,144
Cash	48,142
Receivable for:
Investments sold	139,468
Dividends	5,116
Expense reimbursement due from investment advisor	27,192
Trustees' deferred compensation plan	181
Other assets	205
Total Assets	3,702,448
Liabilities
Payable for:
Investments purchased	183,927
Investment advisory fee	2,115
Administration fee	282
Transfer agent fee	2,260
Pricing and bookkeeping fees	5,208
Trustees' fees	3,314
Audit fee	32,500
Custody fee	2,106
Distribution fees — Class B	352
Trustees' deferred compensation plan	181
Chief compliance officer expenses	73
Other liabilities	1,356
Total Liabilities	233,674
Net Assets	$3,468,774
Net Assets Consist of
Paid-in capital	$5,015,461
Overdistributed net investment income	(626)
Accumulated net realized loss	(590,872)
Net unrealized appreciation (depreciation) on investments	(955,189)
Net Assets	$3,468,774
Class A
Net assets	$1,735,104
Shares outstanding	251,395
Net asset value per share	$6.90
Class B
Net assets	$1,733,670
Shares outstanding	251,151
Net asset value per share	$6.90

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Select Opportunities Fund, Variable Series
For the period September 2, 2008 through December 31, 2008 (a)

Investment Income
Dividends	$28,519
Interest	2,966
Foreign tax withheld	(107)
Total Investment Income	31,378
Expenses
Investment advisory fee	9,386
Administration fee	1,877
Distribution fees — Class B	1,564
Transfer agent fee	2,269
Pricing and bookkeeping fees	16,482
Trustees' fees	4,140
Custody fee	5,637
Audit fee	35,000
Reports to shareholders	10,784
Chief compliance officer expenses	221
Other expenses	3,874
Total Expenses	91,234
Fees waived or expenses reimbursed by investment advisor and/or its affiliates	(78,238)
Custody earning credits	(44)
Net Expenses	12,952
Net Investment Income	18,426
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(590,872)
Foreign currency transactions	(3,591)
Net realized loss	(594,463)
Net change in unrealized appreciation (depreciation) on investments	(955,189)
Net Loss	(1,549,652)
Net Decrease Resulting from Operations	$(1,531,226)

(a)  The Fund commenced operations on September 2, 2008.

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Select Opportunities Fund, Variable Series

Increase (Decrease) in Net Assets	Period Ended December 31, 2008(a)
Operations
Net investment income	$18,426
Net realized gain (loss) on investments and foreign currency transactions	(594,463)
Net change in unrealized appreciation (depreciation) on investments	(955,189)
Net decrease resulting from operations	(1,531,226)
Distributions to Shareholders
From net investment income:
Class A	(9,150)
Class B	(7,550)
Total distributions to shareholders	(16,700)
Net Capital Stock Transactions	5,016,700
Total increase in net assets	3,468,774
Net Assets
Beginning of period	—
End of period	$3,468,774
Overdistributed net investment income, at end of period	$(626)
Capital Stock Activity

	Period Ended December 31, 2008(a)
	Shares	Dollars
Class A
Subscriptions	250,000	$2,500,000
Distributions reinvested	1,395	9,150
Net increase	251,395	2,509,150
Class B
Subscriptions	250,000	2,500,000
Distributions reinvested	1,151	7,550
Net increase	251,151	2,507,550

(a)  The Fund commenced operations on September 2, 2008.

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Select Opportunities Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout the period is as follows:

Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (b)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(3.10)
Total from investment operations	(3.06)
Less Distributions to Shareholders:
From net investment income	(0.04)
Net Asset Value, End of Period	$6.90
Total return (c)(d)(e)(f)	(30.62)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	0.91%
Waiver/Reimbursement (h)	6.26%
Net investment income (g)(h)	1.60%
Portfolio turnover rate (f)	24%
Net assets, end of period (000's)	$1,735

(a)  Class A shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Select Opportunities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout the period is as follows:

Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (b)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(3.10)
Total from investment operations	(3.07)
Less Distributions to Shareholders:
From net investment income	(0.03)
Net Asset Value, End of Period	$6.90
Total return (c)(d)(e)(f)	(30.68)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.16%
Waiver/Reimbursement (h)	6.26%
Net investment income (g)(h)	1.35%
Portfolio turnover rate (f)	24%
Net assets, end of period (000's)	$1,734

(a)  Class B shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Select Opportunities Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia Select Opportunities Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. The Fund commenced operations on September 2, 2008.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The Fund is subject to Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and other)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$2,947,565	$—
Level 2—Other Significant Observable Inputs	534,579	—
Level 3—Significant Unobservable Inputs	—	—
Total	$3,482,144	$—

11

Notes to Financial Statements (continued)

Columbia Select Opportunities Fund, Variable Series / December 31, 2008

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of market valuation.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Translations and Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their

12

Notes to Financial Statements (continued)

Columbia Select Opportunities Fund, Variable Series / December 31, 2008

duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclass were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(2,352)	$3,591	$(1,239)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary Income*	$16,700
Long-Term Capital Gains	—

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$—	$—	$(966,027)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$87,465
Unrealized depreciation	(1,053,492)
Net unrealized depreciation	$(966,027)

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$273,985

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October currency losses of $458 and capital losses of $306,049 attributed to security transactions were deferred to January 1, 2009.

The Fund is subject to Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets. Columbia has voluntarily agreed to waive 0.05% of its administration fee. Columbia, at is discretion, may revise or discontinue this arrangement at any time.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and

13

Notes to Financial Statements (continued)

Columbia Select Opportunities Fund, Variable Series / December 31, 2008

Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has contractually agreed to waive fees and/or reimburse the Fund through April 30, 2010, for certain expenses so that the Fund's ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.91% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after April 30, 2010. Columbia and/or the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or expense reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the period ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $5,955,142 and $926,937, respectively.

14

Notes to Financial Statements (continued)

Columbia Select Opportunities Fund, Variable Series / December 31, 2008

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the period ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2008, the Fund had one shareholder that held 100% of the Fund's shares outstanding. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings—Columbia Select Opportunities Fund, Variable Series did not commence operations until after the events that resulted in the regulatory proceedings and litigation described below.

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation

15

Notes to Financial Statements (continued)

Columbia Select Opportunities Fund, Variable Series / December 31, 2008

and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Select Opportunities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Opportunities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the period September 2, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

17

Federal Income Tax Information

Columbia Select Opportunities Fund, Variable Series

73.99% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2008 qualifies for the corporate dividends received deduction.

18

Fund Governance

Columbia Select Opportunities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President – Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

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Fund Governance (continued)

Columbia Select Opportunities Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Columbia Select Opportunities Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

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Board Consideration and Approval of Advisory Agreements

Columbia Select Opportunities Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

Columbia Select Opportunities Fund, Variable Series is a newly-established fund, the investment advisory agreement for which was recommended for approval by the Advisory Fees and Expenses Committee and approved by the Board of Trustees at their August, 2008 meetings. The Fees and Expenses Committee most recently recommended for approval and the Board of Trustees most recently approved the continuation of all of the funds' Agreements at their October, 2008 meetings, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the advisory agreement for Columbia Select Opportunities Fund, Variable Series and the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their initial approval and their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds (and proposed to be provided to Columbia Select Opportunities Fund, Variable Series) and the resources dedicated to the funds (and proposed to be dedicated to Columbia Select Opportunities Fund, Variable Series) by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds

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offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the approval and continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund (other than Columbia Select Opportunities Fund, Variable Series) over various time periods, including information prepared by management and an independent third-party data provider that compared the performance of each such fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. For Columbia Select Opportunities Fund, Variable Series, which commenced investment operations on September 2, 2008, the Trustees reviewed information about the performance of Columbia Select Opportunities Fund, a series of Columbia Funds Series Trust I, another fund managed by Columbia in the substantially the same style as Columbia Select Opportunities Fund, Variable Series over various time periods, including information prepared by an independent third-party data provider that compared the performance of such fund to the performance of a peer group of mutual funds and a performance benchmark.

The Trustees noted that, through April 30, 2008, Columbia Select Opportunities Fund's performance was in the first quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the approval and continuation of the Agreement pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged (and proposed to be charged) to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by an independent third-party data provider) of the proposed advisory fees and expected total expense levels of Columbia Select Opportunities Fund, Variable Series to those of a peer group for the purposes of expense comparisons. The Trustees considered that the proposed total expenses for the Columbia Select Opportunities Fund, Variable Series were in the fourth quintile and proposed actual management fees were in the fifth quintile (where lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons. In connection with the continuation of the Agreements, the Trustees reviewed information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged and proposed to be charged to each fund, and the related profitability (expected profitability, for Columbia Select Opportunities Fund, Variable Series) to Columbia and its affiliates of their relationships with the

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fund, supported the approval and continuation of the Agreement pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the approval and continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services; and

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest;

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the advisory agreement for Columbia Select Opportunities Fund, Variable Series and the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the

26

Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each

27

investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

28

Important Information About This Report

A description of the policies and procedures that Columbia Select Opportunities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SH2-42/2772-1208 (02/09) 09-70771

Columbia Small Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Small Cap Value Fund, Variable Series / December 31, 2008

Columbia Small Cap Value Fund, Variable Series seeks long-term capital appreciation.

Stephen D. Barbaro, the lead manager, has co-managed the fund since June 2002. Jeremy Javidi has co-managed the fund since August 2005.

Summary

For the 12-month period that ended December 31, 2008, the fund's Class A shares performed generally in line with its benchmark, the Russell 2000 Value Index.1 In a period of sharply falling stock prices, the fund held up better than the average fund in its peer group, the Lipper VUF Small Value Funds Classification.2

The fund's long-standing focus on high quality, small-cap companies with fortress-like balance sheets, strong cash flows and attractive stock valuations was particularly helpful this past year. The fund also benefited from being defensively positioned for most of the year, with more exposure than the index to traditionally defensive sectors: health care and utilities. By contrast, we believe that many of our peers had higher stakes in energy and materials, which took hard hits in the second half of the year. As always, we stayed with our small-cap focus and value discipline, which helped stem losses in a difficult year. During which small-cap stocks held up better than large caps and value lost less ground than growth.

Less downside for small-cap sector

Small-cap value stocks, which were hit harder than larger-cap stocks in 2007, remained in positive territory for most of 2008 and nearly all the ground they lost was in the volatile fourth quarter. A large stake in financials, in both the index and the fund, helped stem losses as financials lost less than other sectors in the final quarter of the year. Small-cap financials rebounded following the federal government's passage of the $700 billion Troubled Asset Relief Program in the fall. Commercial banks held up better than other financial sectors, losing 12% for the year compared to 23% for the overall sector. More defensive sectors, such as utilities and consumer staples, held up better than economically-sensitive sectors.

Contributions from consumer discretionary and technology

The fund lost less ground than the index on consumer discretionary stocks because it had less exposure to the sector, which was one of the weakest performers for the year. The fund also benefited from having minimal or no exposure to the consumer sector's worst industries, including media, autos and auto parts. In addition, stock selection in consumer discretionary helped offset other losses, led by auto repair chain Monro Muffler Brake, Inc. (0.8% of net assets), which climbed 32% for the year. The company gained from strong execution, increased market share and growing demand as more consumers kept aging vehicles on the road. Technology stock selection also helped relative returns, as did a modest overweight and stock selection in health care. Top performers included Gentiva Health Services, Inc. (0.7% of net assets), a well-managed company in the growing home health care market.

Disappointments from industrials and materials

The fund's industrials holdings hurt performance versus the index. Stock selection was especially weak in the better performing construction and engineering industry. Detractors included KHD Humboldt Wedag International Ltd. (0.3% of net assets), which builds cement and processing plants. The security fell sharply amid worries that the global slowdown would hurt its business. A below-average stake and disappointing returns from airline investments further undermined returns.

Materials stock selection also detracted from returns, as the specialty steel companies the fund owned suffered slowing demand related to a strike in the aerospace industry. Not owning agricultural stocks early in the year also proved costly, as the group rose sharply. An overweight in energy, which was the result of index rebalancing mid-year, pressured returns as oil prices plunged.

Shift to a more neutral position

We plan to remain focused on companies with solid balance sheets, strong cash flows and attractive valuations. We believe that these types of companies have the potential to do well in any market environment, but often stand out during periods of economic weakness and market volatility. During the fourth quarter, we moved the fund to a more neutral positioning, paring back defensive sectors such as health care and utilities, while opportunistically adding to high quality stocks that stand to benefit from an economic recovery. The fund heads into 2009 with overweights in technology, materials and industrials.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2008 and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Small Cap Value Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	10-year
Class A (05/19/98)	-28.02	1.73	7.01
Class B (06/01/00)	-28.15	1.54	6.90
Russell 2000 Value Index	-28.92	0.27	6.11

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/07	12/31/08
Class A	18.08	11.35
Class B	18.01	11.31

Performance of a $10,000 investment, 01/01/99 — 12/31/08

Annual operating expense ratio (%)*
Class A	0.89
Class B	1.14

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and include the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any differences in expenses, such as distribution (Rule 12b-1) fees between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for periods prior to June 1, 2000 would be lower.

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Small Cap Value Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	789.20	1,020.65	4.02	4.54	0.89
Class B	1,000.00	1,000.00	788.50	1,019.61	4.94	5.58	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Small Cap Value Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—100.1%
Consumer Discretionary—8.8%
Auto Components—0.4%
BorgWarner, Inc.	56,830	$1,237,189
Diversified Consumer Services—0.4%
Regis Corp	60,912	885,052
Sotheby's	66,470	590,918
		1,475,970
Hotels, Restaurants & Leisure—1.9%
Benihana, Inc., Class A (a)	231,902	486,994
Bob Evans Farms, Inc.	63,430	1,295,875
CEC Entertainment, Inc. (a)	51,400	1,246,450
Jack in the Box, Inc. (a)	53,770	1,187,779
Landry's Restaurants, Inc.	84,320	978,112
Red Robin Gourmet Burgers, Inc. (a)	60,650	1,020,740
		6,215,950
Household Durables—1.4%
American Greetings Corp., Class A	171,730	1,299,996
Cavco Industries, Inc. (a)	36,763	988,557
CSS Industries, Inc.	46,956	832,999
Ethan Allen Interiors, Inc.	39,100	561,867
Furniture Brands International, Inc.	83,330	184,159
Universal Electronics, Inc. (a)	39,825	645,962
		4,513,540
Internet & Catalog Retail—0.2%
NutriSystem, Inc.	50,670	739,275
Leisure Equipment & Products—0.2%
Brunswick Corp.	148,558	625,429
Multiline Retail—0.2%
Saks, Inc. (a)	155,515	681,156
Specialty Retail—3.0%
America's Car-Mart, Inc. (a)	132,458	1,829,245
Foot Locker, Inc.	81,878	600,985
Monro Muffler Brake, Inc.	110,260	2,811,630
OfficeMax, Inc.	170,920	1,305,829
Rent-A-Center, Inc. (a)	135,433	2,390,392
Shoe Carnival, Inc. (a)	85,470	816,238
Zale Corp. (a)	56,690	188,778
		9,943,097
Textiles, Apparel & Luxury Goods—1.1%
Hampshire Group Ltd. (a)	67,916	271,664
Movado Group, Inc.	107,530	1,009,707
Phillips-Van Heusen Corp.	47,840	963,019
Wolverine World Wide, Inc.	72,340	1,522,034
		3,766,424
Consumer Staples—5.7%
Food & Staples Retailing—2.8%
BJ's Wholesale Club, Inc. (a)	53,040	1,817,150
Casey's General Stores, Inc.	40,430	920,591
Ruddick Corp.	57,830	1,599,000
Spartan Stores, Inc.	46,380	1,078,335

	Shares	Value
Weis Markets, Inc.	92,041	$3,095,339
Whole Foods Market, Inc.	72,680	686,099
		9,196,514
Food Products—2.6%
Flowers Foods, Inc.	41,234	1,004,460
Fresh Del Monte Produce, Inc. (a)	86,320	1,935,294
J & J Snack Foods Corp.	43,020	1,543,558
Lancaster Colony Corp.	26,317	902,673
Lance, Inc.	84,876	1,947,056
Ralcorp Holdings, Inc. (a)	25,310	1,478,104
		8,811,145
Personal Products—0.3%
NBTY, Inc. (a)	58,540	916,151
Energy—2.9%
Energy Equipment & Services—1.0%
Lufkin Industries, Inc.	29,380	1,013,610
Patterson-UTI Energy, Inc.	41,580	478,586
TGC Industries, Inc. (a)	127,860	264,670
Tidewater, Inc.	40,370	1,625,700
		3,382,566
Oil, Gas & Consumable Fuels—1.9%
Comstock Resources, Inc. (a)	30,670	1,449,157
Holly Corp.	94,790	1,728,022
Nordic American Tanker Shipping	35,601	1,201,534
Stone Energy Corp. (a)	70,757	779,742
Swift Energy Co. (a)	68,930	1,158,713
		6,317,168
Financials—35.4%
Capital Markets—1.1%
Federated Investors, Inc., Class B	53,710	910,922
Janus Capital Group, Inc.	110,810	889,804
Piper Jaffray Companies, Inc. (a)	49,494	1,967,881
		3,768,607
Commercial Banks—9.4%
BancFirst Corp.	44,564	2,358,327
BancTrust Financial Group, Inc.	145,308	2,144,746
Bank of Granite Corp.	162,485	398,088
Bryn Mawr Bank Corp.	87,462	1,757,986
Capital Corp. of the West	126,402	118,818
Capitol Bancorp Ltd.	107,908	841,682
Chemical Financial Corp.	119,861	3,341,725
Columbia Banking System, Inc.	90,974	1,085,320
Community Trust Bancorp, Inc.	55,959	2,056,493
First Citizens BancShares, Inc., Class A	17,373	2,654,594
First Financial Corp.	73,613	3,017,397
First National Bank of Alaska	730	1,160,700
Mass Financial Corp., Class A (a)	154,340	655,945
Merchants Bancshares, Inc.	84,989	1,596,943
Northfield Bancorp, Inc.	100,887	1,134,979
Northrim BanCorp, Inc.	94,776	972,402
South Financial Group, Inc.	257,740	1,113,437

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2008

	Shares	Value
Sterling Bancorp NY	131,214	$1,840,932
Taylor Capital Group, Inc.	99,189	580,256
West Coast Bancorp	117,850	776,632
Whitney Holding Corp.	111,030	1,775,370
		31,382,772
Consumer Finance—0.8%
Cash America International, Inc.	97,150	2,657,052
Diversified Financial Services—0.8%
Medallion Financial Corp.	210,688	1,607,550
Pico Holdings, Inc. (a)	36,940	981,865
		2,589,415
Insurance—9.2%
Baldwin & Lyons, Inc., Class B	79,290	1,442,285
CNA Surety Corp. (a)	145,511	2,793,811
eHealth, Inc. (a)	86,113	1,143,581
EMC Insurance Group, Inc.	86,685	2,223,470
FBL Financial Group, Inc.	65,752	1,015,868
Genworth Financial, Inc., Class A	149,754	423,804
Harleysville Group, Inc.	47,351	1,644,500
Horace Mann Educators Corp.	174,266	1,601,505
National Western Life Insurance Co., Class A	8,956	1,515,087
Navigators Group, Inc. (a)	46,880	2,574,181
Phoenix Companies, Inc.	354,251	1,158,401
RAM Holdings Ltd. (a)	382,039	141,354
RLI Corp.	29,777	1,821,161
Safety Insurance Group, Inc.	63,230	2,406,534
Selective Insurance Group, Inc.	87,422	2,004,587
Stewart Information Services Corp.	91,610	2,151,919
United America Indemnity Ltd., Class A (a)	277,447	3,554,096
United Fire & Casualty Co.	33,634	1,045,008
		30,661,152
Real Estate Investment Trusts (REITs)—7.1%
DCT Industrial Trust, Inc.	311,078	1,574,055
DiamondRock Hospitality Co.	281,900	1,429,233
Duke Realty Corp.	91,250	1,000,100
DuPont Fabros Technology, Inc.	136,082	281,690
Franklin Street Properties Corp.	182,712	2,695,002
Getty Realty Corp.	59,193	1,246,605
LaSalle Hotel Properties	120,430	1,330,751
Mack-Cali Realty Corp.	25,650	628,425
National Health Investors, Inc.	76,380	2,095,103
Potlatch Corp.	89,300	2,322,693
Realty Income Corp.	101,600	2,352,040
Sun Communities, Inc.	128,712	1,801,968
Sunstone Hotel Investors, Inc.	162,770	1,007,546
Universal Health Realty Income Trust	64,257	2,114,698
Urstadt Biddle Properties, Inc., Class A	118,108	1,881,460
		23,761,369
Real Estate Management & Development—0.5%
Avatar Holdings, Inc. (a)	31,430	833,524
Maui Land & Pineapple Co., Inc. (a)	64,315	863,750
		1,697,274

	Shares	Value
Thrifts & Mortgage Finance—6.5%
Bank Mutual Corp.	208,834	$2,409,944
BankFinancial Corp.	148,187	1,510,025
Beneficial Mutual Bancorp, Inc. (a)	179,593	2,020,421
Brookline Bancorp, Inc.	239,900	2,554,935
Clifton Savings Bancorp, Inc.	145,725	1,728,298
Corus Bankshares, Inc.	332,779	369,385
ESSA Bancorp, Inc.	96,976	1,370,271
Home Federal Bancorp, Inc.	185,830	1,992,098
TrustCo Bank Corp. NY	170,656	1,622,939
United Financial Bancorp, Inc.	119,761	1,813,182
Washington Federal, Inc.	128,280	1,919,069
Westfield Financial, Inc.	215,662	2,225,632
		21,536,199
Health Care—6.9%
Health Care Equipment & Supplies—0.9%
Analogic Corp.	32,470	885,781
Hill-Rom Holdings, Inc.	24,210	398,497
STERIS Corp.	72,530	1,732,742
		3,017,020
Health Care Providers & Services—5.4%
AmSurg Corp. (a)	59,330	1,384,762
Cross Country Healthcare, Inc. (a)	181,006	1,591,043
Gentiva Health Services, Inc. (a)	75,761	2,216,767
Healthspring, Inc. (a)	45,762	913,867
Kindred Healthcare, Inc. (a)	112,120	1,459,802
Magellan Health Services, Inc. (a)	26,320	1,030,691
Mednax, Inc. (a)	42,306	1,341,100
NovaMed, Inc. (a)	266,786	923,080
Owens & Minor, Inc.	55,671	2,096,013
RehabCare Group, Inc. (a)	134,472	2,038,596
Res-Care, Inc. (a)	149,905	2,251,573
U.S. Physical Therapy, Inc. (a)	72,645	968,358
		18,215,652
Life Sciences Tools & Services—0.6%
PAREXEL International Corp. (a)	101,440	984,982
Varian, Inc. (a)	28,460	953,695
		1,938,677
Industrials—15.1%
Aerospace & Defense—0.9%
AAR Corp. (a)	62,450	1,149,705
Esterline Technologies Corp. (a)	26,410	1,000,675
Moog, Inc., Class A (a)	25,020	914,981
		3,065,361
Airlines—0.8%
Republic Airways Holdings, Inc. (a)	57,325	611,658
Skywest, Inc.	112,590	2,094,174
		2,705,832
Building Products—1.7%
Ameron International Corp.	20,148	1,267,712
Builders FirstSource, Inc. (a)	210,988	322,812
Lennox International, Inc.	54,900	1,772,721

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2008

	Shares	Value
NCI Building Systems, Inc. (a)	73,660	$1,200,658
Universal Forest Products, Inc.	36,720	988,135
		5,552,038
Commercial Services & Supplies—1.4%
ABM Industries, Inc.	64,080	1,220,724
Casella Waste Systems, Inc., Class A (a)	123,252	502,868
Consolidated Graphics, Inc. (a)	73,050	1,653,852
United Stationers, Inc. (a)	39,350	1,317,832
		4,695,276
Construction & Engineering—1.7%
Dycom Industries, Inc. (a)	114,270	939,299
EMCOR Group, Inc. (a)	104,210	2,337,430
KBR, Inc.	83,180	1,264,336
KHD Humboldt Wedag International Ltd. (a)	93,452	1,043,859
		5,584,924
Electrical Equipment—1.1%
Belden, Inc.	62,670	1,308,550
GrafTech International Ltd. (a)	200,680	1,669,657
Woodward Governor Co.	32,700	752,754
		3,730,961
Machinery—2.2%
Astec Industries, Inc. (a)	41,471	1,299,286
EnPro Industries, Inc. (a)	79,412	1,710,534
FreightCar America, Inc.	52,958	967,543
Harsco Corp.	33,794	935,418
Kadant, Inc. (a)	38,858	523,806
LB Foster Co., Class A (a)	34,544	1,080,536
Robbins & Myers, Inc.	51,840	838,253
		7,355,376
Professional Services—1.8%
CBIZ, Inc. (a)	140,008	1,211,069
CDI Corp.	95,919	1,241,192
Korn/Ferry International (a)	99,360	1,134,691
MPS Group, Inc. (a)	305,834	2,302,930
		5,889,882
Road & Rail—2.3%
Genesee & Wyoming, Inc., Class A (a)	50,920	1,553,060
Heartland Express, Inc.	96,830	1,526,041
Knight Transportation, Inc.	58,270	939,312
Ryder System, Inc.	18,170	704,633
Werner Enterprises, Inc.	176,010	3,052,013
		7,775,059
Trading Companies & Distributors—1.2%
Kaman Corp.	73,206	1,327,225
Watsco, Inc.	67,010	2,573,184
		3,900,409
Information Technology—12.2%
Communications Equipment—2.7%
ADC Telecommunications, Inc. (a)	160,940	880,342
Anaren, Inc. (a)	105,411	1,259,661
Bel Fuse, Inc., Class B	33,250	704,900

	Shares	Value
Black Box Corp.	56,258	$1,469,459
Brocade Communications Systems, Inc. (a)	167,630	469,364
Ciena Corp. (a)	123,100	824,770
Comtech Telecommunications Corp. (a)	21,330	977,341
Emulex Corp. (a)	133,050	928,689
Tellabs, Inc. (a)	327,670	1,350,000
		8,864,526
Computers & Peripherals—0.6%
Electronics for Imaging, Inc. (a)	101,610	971,392
QLogic Corp. (a)	88,000	1,182,720
		2,154,112
Electronic Equipment & Instruments—2.7%
Anixter International, Inc. (a)	51,740	1,558,409
Benchmark Electronics, Inc. (a)	166,255	2,123,076
Brightpoint, Inc. (a)	216,554	942,010
CPI International, Inc. (a)	104,340	903,584
MTS Systems Corp.	52,707	1,404,114
Nam Tai Electronics, Inc.	233,177	1,282,474
Plexus Corp. (a)	48,810	827,330
		9,040,997
IT Services—1.6%
CACI International, Inc., Class A (a)	39,870	1,797,738
CSG Systems International, Inc. (a)	73,085	1,276,795
MAXIMUS, Inc.	43,690	1,533,956
TeleTech Holdings, Inc. (a)	77,827	649,855
		5,258,344
Semiconductors & Semiconductor Equipment—2.5%
Actel Corp. (a)	117,632	1,378,647
Advanced Energy Industries, Inc. (a)	63,280	629,636
ATMI, Inc. (a)	62,480	964,066
Fairchild Semiconductor International, Inc. (a)	193,400	945,726
Kulicke & Soffa Industries, Inc. (a)	223,950	380,715
Mattson Technology, Inc. (a)	226,810	319,802
MKS Instruments, Inc. (a)	64,152	948,808
Skyworks Solutions, Inc. (a)	112,790	624,857
Standard Microsystems Corp. (a)	59,750	976,315
Varian Semiconductor Equipment Associates, Inc. (a)	24,747	448,416
Zoran Corp. (a)	121,577	830,371
		8,447,359
Software—2.1%
Jack Henry & Associates, Inc.	50,630	982,728
Lawson Software, Inc. (a)	85,894	407,138
Mentor Graphics Corp. (a)	119,010	615,282
MSC.Software Corp. (a)	168,252	1,123,923
Progress Software Corp. (a)	43,970	846,862
SPSS, Inc. (a)	34,100	919,336
Sybase, Inc. (a)	81,050	2,007,609
		6,902,878

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2008

	Shares	Value
Materials—5.8%
Chemicals—1.6%
Cytec Industries, Inc.	46,080	$977,818
H.B. Fuller Co.	147,130	2,370,264
OM Group, Inc. (a)	97,910	2,066,880
		5,414,962
Construction Materials—0.5%
Eagle Materials, Inc.	89,054	1,639,484
Containers & Packaging—1.4%
Greif, Inc., Class A	31,092	1,039,406
Greif, Inc., Class B	73,597	2,502,298
Packaging Corp. of America	72,038	969,631
		4,511,335
Metals & Mining—1.9%
Carpenter Technology Corp.	41,470	851,794
Harry Winston Diamond Corp.	154,490	709,109
Haynes International, Inc. (a)	38,255	941,838
RTI International Metals, Inc. (a)	99,590	1,425,133
Schnitzer Steel Industries, Inc., Class A	30,920	1,164,138
Worthington Industries, Inc.	124,950	1,376,949
		6,468,961
Paper & Forest Products—0.4%
Clearwater Paper Corp. (a)	123,157	1,033,289
Mercer International, Inc. (a)	188,421	361,768
		1,395,057
Telecommunication Services—0.7%
Diversified Telecommunication Services—0.2%
Warwick Valley Telephone Co.	96,946	886,086
Wireless Telecommunication Services—0.5%
Syniverse Holdings, Inc. (a)	131,725	1,572,797
Utilities—6.6%
Electric Utilities—3.5%
ALLETE, Inc.	63,670	2,054,631
El Paso Electric Co. (a)	122,011	2,207,179
Great Plains Energy, Inc.	74,540	1,440,858
Hawaiian Electric Industries, Inc.	49,380	1,093,273
Maine & Maritimes Corp.	20,705	804,389
MGE Energy, Inc.	62,483	2,061,939
UIL Holdings Corp.	66,254	1,989,608
		11,651,877
Independent Power Producers & Energy Traders—0.7%
Black Hills Corp.	86,680	2,336,893
Multi-Utilities—2.4%
Avista Corp.	118,010	2,287,034
CH Energy Group, Inc.	69,975	3,596,015
NorthWestern Corp.	89,780	2,107,136
		7,990,185
Total Common Stocks (cost of $451,743,571)		333,837,734

	Par	Value
SHORT-TERM OBLIGATION—0.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09, at 0.010%, collateralized by a U.S. Treasury Obligation maturing 08/15/26, market value $2,820,090 (repurchase proceeds $2,762,002)	$2,762,000	$2,762,000
Total Short-Term Obligation (cost of $2,762,000)		2,762,000
Total Investments—101.0% (cost of $454,505,571) (b)		336,599,734
Other Assets & Liabilities, Net—(1.0)%		(3,183,381)
Net Assets—100.0%		$333,416,353

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $455,072,955.

At December 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	35.4
Industrials	15.1
Information Technology	12.2
Consumer Discretionary	8.8
Health Care	6.9
Utilities	6.6
Materials	5.8
Consumer Staples	5.7
Energy	2.9
Telecommunication Services	0.7
100.1
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	(1.0)
100.0

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities

Columbia Small Cap Value Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$454,505,571
Investments, at value	$336,599,734
Cash	4,148
Receivable for:
Investments sold	135,936
Fund shares sold	125,532
Dividends	648,068
Expense reimbursement due from distributor	28,585
Trustees' deferred compensation plan	20,419
Other assets	19,220
Total Assets	337,581,642
Liabilities
Payable for:
Investments purchased	1,999,809
Fund shares repurchased	1,819,099
Investment advisory fee	209,992
Transfer agent fee	11
Pricing and bookkeeping fees	8,030
Trustees' fees	71
Custody fee	4,520
Distribution fees — Class B	60,633
Chief compliance officer expenses	197
Trustees' deferred compensation plan	20,419
Other liabilities	42,508
Total Liabilities	4,165,289
Net Assets	$333,416,353
Net Assets Consist of
Paid-in capital	$455,466,003
Undistributed net investment income	3,481,965
Accumulated net realized loss	(7,625,778)
Net unrealized appreciation (depreciation) on investments	(117,905,837)
Net Assets	$333,416,353
Class A
Net assets	$19,356,708
Shares outstanding	1,705,472
Net asset value per share	$11.35
Class B
Net assets	$314,059,645
Shares outstanding	27,773,710
Net asset value per share	$11.31

See Accompanying Notes to Financial Statements.

8

Statement of Operations

Columbia Small Cap Value Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Dividends	$8,102,797
Interest	17,767
Foreign taxes withheld	(695)
Total Investment Income	8,119,869
Expenses
Investment advisory fee	3,348,779
Distribution fees — Class B	1,005,257
Transfer agent fee	353
Pricing and bookkeeping fees	105,579
Trustees' fees	31,369
Custody fee	73,384
Chief compliance officer expenses	739
Other expenses	177,098
Expenses before interest expense	4,742,558
Interest expense	7,182
Total Expenses	4,749,740
Fees waived by distributor — Class B	(172,861)
Custody earnings credit	(1,305)
Net Expenses	4,575,574
Net Investment Income	3,544,295
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(7,505,744)
Foreign currency transactions	747
Net realized loss	(7,504,997)
Net change in unrealized appreciation (depreciation) on investments	(125,580,154)
Net Loss	(133,085,151)
Net Decrease Resulting from Operations	$(129,540,856)

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets

Columbia Small Cap Value Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2008	Year Ended December 31, 2007
Operations
Net investment income	$3,544,295	$2,034,262
Net realized gain (loss) on investments and foreign currency transactions	(7,504,997)	53,278,820
Net change in unrealized appreciation (depreciation) on investments	(125,580,154)	(72,507,047)
Net decrease resulting from operations	(129,540,856)	(17,193,965)
Distributions to Shareholders
From net investment income:
Class A	(178,440)	(54,408)
Class B	(1,871,619)	(1,079,134)
From net realized gains:
Class A	(3,051,415)	(1,318,531)
Class B	(50,276,086)	(43,555,478)
Total distributions to shareholders	(55,377,560)	(46,007,551)
Net Capital Stock Transactions	40,168,870	100,822,272
Total increase (decrease) in net assets	(144,749,546)	37,620,756
Net Assets
Beginning of period	478,165,899	440,545,143
End of period	$333,416,353	$478,165,899
Undistributed net investment income at end of period	$3,481,965	$1,996,078
Capital Stock Activity

	Year Ended December 31,
	2008		2007
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	1,187,524	$19,972,992	50,633	$1,030,346
Distributions reinvested	224,764	3,229,855	68,339	1,372,939
Redemptions	(292,979)	(4,369,746)	(193,897)	(3,920,733)
Net increase (decrease)	1,119,309	18,833,101	(74,925)	(1,517,448)
Class B
Subscriptions	3,651,497	52,331,932	7,941,951	156,424,431
Distributions reinvested	3,639,058	52,147,705	2,229,501	44,634,612
Redemptions	(5,482,431)	(83,143,868)	(4,920,787)	(98,719,323)
Net increase	1,808,124	21,335,769	5,250,665	102,339,720

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Small Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008		2007		2006(a)		2005		2004
Net Asset Value, Beginning of Period	$18.08		$20.67		$17.86		$16.94		$14.23
Income from Investment Operations:
Net investment income (b)	0.17		0.13		0.11		0.12		0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(4.79)		(0.38)		3.33		0.83		3.13
Total from investment operations	(4.62)		(0.25)		3.44		0.95		3.22
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.10)		(0.10)		—		(0.07)
From net realized gains	(1.99)		(2.24)		(0.53)		(0.03)		(0.44)
Total distributions to shareholders	(2.11)		(2.34)		(0.63)		(0.03)		(0.51)
Net Asset Value, End of Period	$11.35		$18.08		$20.67		$17.86		$16.94
Total return (c)(d)	(28.02)%		(2.36)%		19.57%		5.64	%(e)(f)	22.70%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.89%		0.89%		0.91%		0.90%		0.97%
Interest expense	—	%(h)	—	%(h)	—	%(h)	—		—
Net expenses (g)	0.89%		0.89%		0.91%		0.90%		0.97%
Waiver/Reimbursement	—		—		—		—	%(h)	—
Net investment income (g)	1.16%		0.63%		0.57%		0.67%		0.57%
Portfolio turnover rate	48%		51%		35%		38%		30%
Net assets, end of period (000's)	$19,357		$10,598		$13,668		$13,711		$14,557

(a)  On May 1, 2006, Colonial Small Cap Value Fund, Variable Series was renamed Columbia Small Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Financial Highlights

Columbia Small Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008		2007		2006(a)		2005		2004
Net Asset Value, Beginning of Period	$18.01		$20.61		$17.81		$16.92		$14.22
Income from Investment Operations:
Net investment income (b)	0.13		0.09		0.07		0.08		0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(4.77)		(0.39)		3.33		0.84		3.12
Total from investment operations	(4.64)		(0.30)		3.40		0.92		3.19
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.06)		(0.07)		—		(0.05)
From net realized gains	(1.99)		(2.24)		(0.53)		(0.03)		(0.44)
Total distributions to shareholders	(2.06)		(2.30)		(0.60)		(0.03)		(0.49)
Net Asset Value, End of Period	$11.31		$18.01		$20.61		$17.81		$16.92
Total return (c)(d)(e)	(28.15)%		(2.58)%		19.36%		5.47	%(f)	22.51%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.10%		1.10%		1.10%		1.10%		1.10%
Interest expense	—	%(h)	—	%(h)	—	%(h)	—		—
Net expenses (g)	1.10%		1.10%		1.10%		1.10%		1.10%
Waiver/Reimbursement	0.04%		0.04%		0.06%		0.05%		0.12%
Net investment income (g)	0.83%		0.44%		0.38%		0.47%		0.43%
Portfolio turnover rate	48%		51%		35%		38%		30%
Net assets, end of period (000's)	$314,060		$467,568		$426,877		$399,540		$264,487

(a)  On May 1, 2006, Colonial Small Cap Value Fund, Variable Series was renamed Columbia Small Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Notes to Financial Statements

Columbia Small Cap Value Fund, Variable Series / December 31, 2008

Note 1.  Organization

Columbia Small Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$333,837,734	$—
Level 2—Other Significant Observable Inputs	2,762,000	—
Level 3—Significant Unobservable Inputs	—	—
Total	$336,599,734	$—

The following table reconciles asset balances for the year ended December 31, 2008 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of December 31, 2007	$262,535	$—
Accretion of discounts/ amortization of premiums	—	—
Realized loss	(67,753)	—
Change in unrealized depreciation	(119,378)	—
Net sales	(75,404)	—
Transfers in and/or out of Level 3	—	—
Balance as of December 31, 2008	$—	$—

13

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2008

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and

14

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2008

distribution reclasses were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(8,349)	$8,347	$2

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$5,607,905	$8,142,294
Long-Term Capital Gains	49,769,655	37,865,257

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$3,515,498	$728,283	$(118,473,221)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$19,472,529
Unrealized depreciation	(137,945,750)
Net unrealized depreciation	$(118,473,221)

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $7,786,677 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.80%
$500 million to $1 billion	0.75%
Over $1 billion	0.70%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund

15

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2008

pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.
Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—The Distributor and/or Columbia have voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed the annual rate of 1.10% of the Fund's average daily net assets. For Class B shares, the Distributor will first reimburse the Class B distribution fee up to 0.25% annually of the Class B shares' average daily net assets to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary to reach the expense limit. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.95% of the Fund's average daily net assets on an annualized basis. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 1.10% of the Class B shares' average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time.

16

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2008

Obligations of the plan will be paid solely out of the Fund's assets.

Note 5.  Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6.  Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $203,438,381 and $206,434,910, respectively.

Note 7.  Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the average daily loan balance outstanding on days where borrowing existed was $2,365,854 at a weighted average interest rate of 2.73%.

Note 8.  Shares of Beneficial Interest

As of December 31, 2008, the Fund had three shareholders that collectively held 91.6% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9.  Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

17

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2008

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Small Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

19

Federal Income Tax Information (Unaudited)

Columbia Small Cap Value Fund, Variable Series

The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2008, $825,820, or, if subsequently determined to be different, the net capital gain of such year.

76.37% of the ordinary income distributed by the Fund, for the year ended December 31, 2008, qualifies for the corporate dividends received deduction.

20

Fund Governance

Columbia Small Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President – Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

21

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

22

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

23

Board Consideration and Approval of Advisory Agreements

Columbia Small Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance

24

benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Small Cap Value Fund, Variable Series' performance was in the first quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three- and five-year periods, and in the third quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Small Cap Value Fund, Variable Series' total expenses and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related

25

funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the

28

Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each

29

investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Small Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

SHC-42/2768-1208 (02/09) 09-70760

Columbia Small Company Growth Fund, Variable Series

Columbia Funds Variable Insurance Trust

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Small Company Growth Fund, Variable Series / December 31, 2008

Columbia Small Company Growth Fund, Variable Series seeks long-term capital appreciation.

Christian Pineno has been the lead portfolio manager for the fund since June 2005. Daniele M. Donahoe and Jon Michael Morgan have been co-managers of the fund since December 2005.

Summary

For the 12-month period that ended December 31, 2008, the fund's Class A shares trailed its benchmark, the Russell 2000 Growth Index.1 In one of the most difficult periods for stocks in recent memory, the fund held up slightly better than the average fund in its peer group, the Lipper VUF Small-Cap Growth Funds Classification.2 However, successful stock selection in some sectors could not overcome the impact of last year's broad market decline.

Stock selection helped in consumer discretionary, energy and industrials

The fund booked solid gains in for-profit education company Strayer Education, Inc., which was sold before the end of the reporting period. The fund had more exposure than the index to Capella Education Co. (1.4% of net assets), a similar company, and that aided comparative results; Capella was down markedly less than the consumer discretionary sector overall. The education services industry tends to be counter-cyclical, with student enrollments expanding in tough economic times as unemployed workers seek advanced education or new careers. Marvel Entertainment, Inc. (1.4% of net assets) rose based on the strength of its blockbuster Iron Man movie. This was Marvel's first time producing and distributing a film on its own, rather than employing others and sharing revenues.

Comstock Resources, Inc. (1.3% of net assets), an energy exploration and production company, moved sharply higher thanks to encouraging drilling results in and around its properties. We took timely profits in coal producer Alpha Natural Resources while global infrastructure projects were driving a surge in demand for coal early in the year. Wabtec Corp. (1.6% of net assets), which services and builds railroad cars, was another positive contributor. Wabtec benefited when commuters chose public transit over costly gas tank fillups, causing transit systems to upgrade equipment.

Results were poorest in health care, financials and industrials

Shares of medical device maker ArthroCare Corp. fell sharply when earnings reports from earlier periods had to be revised. Pharmanet Development Group, Inc., which conducts drug tests under contract to pharmaceutical developers, dropped dramatically on news that some trials had been cancelled. These cancellations undercut confidence among existing and potential clients. We eliminated these health care holdings from the portfolio.

In financials, we sold GFI Group, Inc., a broker that provides specialized services to financial institutions. Shares fell when key sales personnel moved to a competitor. We also eliminated investment manager Calamos Asset Management, Inc., whose cash flows deteriorated and earnings contracted amid heavy outflows from its mutual funds.

Greif, Inc. (0.7% of net assets), manufacturers of industrial packaging products, fell on fears that global economic weakness and tight credit might cut sales. However, we held onto the stock because we believe that investors are overly pessimistic toward Greif's outlook, especially given its dominant industry position, a rarity among small cap stocks.

A cautiously hopeful outlook

After 2008's historic turbulence, we are cautiously optimistic that the steps the government has taken have the potential to revitalize the economy. The Federal Reserve Board cut short-term interest rates to virtually zero, injecting needed liquidity into credit markets. Long-term interest rates have also fallen, enabling many homeowners to refinance mortgages on favorable terms. The government has also been aggressive in developing large-scale stimulus programs. And tumbling energy prices took pressure off of personal and business budgets.

In time, we believe that these factors have the potential to allay investor fears and restore confidence among consumers, whose spending drives most U.S. economic activity. Against this backdrop, we plan to search for small companies that may prosper once the economic cycle turns positive. However, unemployment is still rising, clouding the ability to predict the outcome of a recovery. Therefore, our move into economically sensitive issues will be prudent and highly selective.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Holdings are disclosed as of December 31, 2008, and are subject to change.

1  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Small Company Growth Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	10-year
Class A (01/01/89)	-40.82	-2.88	1.74
Class B (06/01/00)	-40.93	-2.96	1.64
Russell 2000 Growth Index	-38.54	-2.35	-0.76

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/07	12/31/08
Class A	14.50	7.60
Class B	14.35	7.52

Growth of a $10,000 investment, 01/01/99 – 12/31/08

Annual operating expense ratio (%)*
Class A	0.90
Class B	1.15

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed, at which time taxes may become due.

The returns shown for Class B shares include the returns of the fund's Class A shares (the oldest existing share class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any differences in expenses, such as distribution (Rule 12b-1) fees between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for periods prior to June 1, 2000 would be lower.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Small Company Growth Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	656.48	1,021.11	3.33	4.06	0.80
Class B	1,000.00	1,000.00	656.08	1,019.86	4.37	5.33	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in each share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Small Company Growth Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—97.7%
Consumer Discretionary—12.2%
Diversified Consumer Services—3.1%
Brink's Home Security Holdings, Inc. (a)	10,400	$227,968
Capella Education Co. (a)	10,248	602,172
Jackson Hewitt Tax Service, Inc.	32,650	512,279
		1,342,419
Hotels, Restaurants & Leisure—3.3%
Bally Technologies, Inc. (a)	24,830	596,665
Panera Bread Co., Class A (a)	6,017	314,328
Red Robin Gourmet Burgers, Inc. (a)	13,073	220,019
WMS Industries, Inc. (a)	11,225	301,952
		1,432,964
Internet & Catalog Retail—1.1%
NetFlix, Inc. (a)	16,108	481,468
Media—1.4%
Marvel Entertainment, Inc. (a)	19,695	605,621
Specialty Retail—1.7%
Chico's FAS, Inc. (a)	75,630	316,133
Citi Trends, Inc. (a)	17,205	253,258
Tractor Supply Co. (a)	4,890	176,725
		746,116
Textiles, Apparel & Luxury Goods—1.6%
Fossil, Inc. (a)	14,679	245,139
Lululemon Athletica, Inc. (a)	24,430	193,730
Phillips-Van Heusen Corp.	14,177	285,383
		724,252
Consumer Staples—2.8%
Beverages—0.4%
Central European Distribution Corp. (a)	9,276	182,737
Food Products—1.6%
Flowers Foods, Inc.	13,477	328,300
Sanderson Farms, Inc.	5,341	184,585
TreeHouse Foods, Inc. (a)	6,960	189,590
		702,475
Personal Products—0.8%
Chattem, Inc. (a)	4,452	318,452
Energy—6.4%
Energy Equipment & Services—2.0%
Basic Energy Services, Inc. (a)	20,140	262,626
IHS, Inc., Class A (a)	8,474	317,097
Pioneer Drilling Co. (a)	30,348	169,038
T-3 Energy Services, Inc. (a)	13,320	125,741
		874,502
Oil, Gas & Consumable Fuels—4.4%
Arena Resources, Inc. (a)	14,137	397,108
BPZ Resources, Inc. (a)	41,720	267,008
Comstock Resources, Inc. (a)	12,348	583,443

	Shares	Value
Concho Resources, Inc. (a)	20,190	$460,736
Penn Virginia Corp.	8,453	219,609
		1,927,904
Financials—5.6%
Capital Markets—1.7%
Greenhill & Co., Inc.	2,970	207,217
Stifel Financial Corp. (a)	5,621	257,723
Waddell & Reed Financial, Inc., Class A	18,198	281,341
		746,281
Commercial Banks—0.9%
Pinnacle Financial Partners, Inc. (a)	11,363	338,731
SVB Financial Group (a)	2,150	56,395
		395,126
Consumer Finance—0.7%
World Acceptance Corp. (a)	13,990	276,442
Diversified Financial Services—0.8%
Portfolio Recovery Associates, Inc. (a)	10,388	351,530
Real Estate Investment Trusts (REITs)—1.5%
BioMed Realty Trust, Inc.	17,747	207,995
Home Properties, Inc.	6,299	255,739
National Retail Properties, Inc.	11,464	197,066
		660,800
Health Care—25.7%
Biotechnology—8.8%
Alexion Pharmaceuticals, Inc. (a)	14,412	521,570
Array Biopharma, Inc. (a)	38,152	154,516
BioMarin Pharmaceuticals, Inc. (a)	15,687	279,229
Cepheid, Inc. (a)	21,928	227,613
Myriad Genetics, Inc. (a)	6,704	444,207
Onyx Pharmaceuticals, Inc. (a)	16,739	571,804
OSI Pharmaceuticals, Inc. (a)	10,619	414,672
Regeneron Pharmaceuticals, Inc. (a)	21,561	395,860
Rigel Pharmaceuticals, Inc. (a)	18,140	145,120
Seattle Genetics, Inc. (a)	35,592	318,192
United Therapeutics Corp. (a)	5,761	360,350
		3,833,133
Health Care Equipment & Supplies—7.5%
China Medical Technologies, Inc., ADR	11,733	237,711
Haemonetics Corp. (a)	5,813	328,435
Hansen Medical, Inc. (a)	10,600	76,532
Immucor, Inc. (a)	15,066	400,454
Masimo Corp. (a)	10,113	301,671
Meridian Bioscience, Inc.	13,126	334,319
NuVasive, Inc. (a)	10,254	355,301
STERIS Corp.	9,560	228,388
Thoratec Corp. (a)	7,660	248,873
Wright Medical Group, Inc. (a)	37,653	769,251
		3,280,935

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2008

	Shares	Value
Health Care Providers & Services—5.5%
Alliance Imaging, Inc. (a)	55,011	$438,437
Amedisys, Inc. (a)	5,470	226,130
inVentiv Health, Inc. (a)	28,331	326,940
MWI Veterinary Supply, Inc. (a)	13,405	361,399
Owens & Minor, Inc.	10,680	402,102
Psychiatric Solutions, Inc. (a)	22,936	638,767
		2,393,775
Health Care Technology—1.2%
Eclipsys Corp. (a)	30,390	431,234
Omnicell, Inc. (a)	6,960	84,982
		516,216
Life Sciences Tools & Services—2.1%
Bio-Rad Laboratories, Inc., Class A (a)	4,208	316,904
Dionex Corp. (a)	5,150	230,978
ICON PLC, ADR (a)	12,610	248,291
Sequenom, Inc. (a)	6,280	124,595
		920,768
Pharmaceuticals—0.6%
Eurand NV (a)	32,213	277,354
Industrials—18.9%
Aerospace & Defense—3.0%
HEICO Corp.	2,740	106,394
Hexcel Corp. (a)	26,950	199,160
Stanley, Inc. (a)	7,340	265,855
Teledyne Technologies, Inc. (a)	16,072	716,008
		1,287,417
Air Freight & Logistics—1.2%
HUB Group, Inc., Class A (a)	19,713	522,986
Commercial Services & Supplies—5.0%
Brink's Co.	9,500	255,360
Clean Harbors, Inc. (a)	1,740	110,386
Geo Group, Inc. (a)	25,689	463,173
Mobile Mini, Inc. (a)	33,298	480,157
Waste Connections, Inc. (a)	26,980	851,758
		2,160,834
Construction & Engineering—1.7%
EMCOR Group, Inc. (a)	22,971	515,240
Granite Construction, Inc.	5,155	226,459
		741,699
Electrical Equipment—1.7%
Energy Conversion Devices, Inc. (a)	5,227	131,773
II-VI, Inc. (a)	12,435	237,384
Polypore International, Inc. (a)	19,766	149,431
Regal-Beloit Corp.	6,110	232,119
		750,707
Machinery—2.8%
Chart Industries, Inc. (a)	10,692	113,656
Dynamic Materials Corp.	9,814	189,509
Lindsay Corp.	2,846	90,474
Nordson Corp.	4,276	138,072
Wabtec Corp.	17,352	689,742
		1,221,453

	Shares	Value
Marine—0.3%
Genco Shipping & Trading Ltd.	9,140	$135,272
Professional Services—1.5%
Exponent, Inc. (a)	5,190	156,115
Huron Consulting Group, Inc. (a)	8,924	511,078
		667,193
Road & Rail—1.0%
Old Dominion Freight Line, Inc. (a)	14,610	415,800
Trading Companies & Distributors—0.7%
Beacon Roofing Supply, Inc. (a)	22,830	316,880
Information Technology—21.3%
Communications Equipment—2.6%
Arris Group, Inc. (a)	34,285	272,566
Digi International, Inc. (a)	20,144	163,368
Polycom, Inc. (a)	32,669	441,358
Riverbed Technology, Inc. (a)	21,651	246,605
		1,123,897
Computers & Peripherals—0.2%
Synaptics, Inc. (a)	4,630	76,673
Electronic Equipment & Instruments—1.4%
Brightpoint, Inc. (a)	78,140	339,909
Daktronics, Inc.	29,838	279,284
		619,193
Internet Software & Services—5.3%
Equinix, Inc. (a)	9,744	518,283
GSI Commerce, Inc. (a)	24,210	254,689
Interwoven, Inc. (a)	43,750	551,250
Sohu.com, Inc. (a)	7,290	345,109
Switch & Data Facilities Co., Inc. (a)	38,890	287,397
Websense, Inc. (a)	22,802	341,346
		2,298,074
IT Services—2.7%
CACI International, Inc., Class A (a)	10,885	490,805
Gartner, Inc. (a)	11,820	210,750
Mantech International Corp., Class A (a)	2,620	141,978
TeleTech Holdings, Inc. (a)	41,828	349,264
		1,192,797
Semiconductors & Semiconductor Equipment—3.4%
Cabot Microelectronics Corp. (a)	5,800	151,206
FormFactor, Inc. (a)	11,130	162,498
Hittite Microwave Corp. (a)	7,830	230,672
Microsemi Corp. (a)	16,882	213,388
Monolithic Power Systems, Inc. (a)	28,298	356,838
Skyworks Solutions, Inc. (a)	62,460	346,028
		1,460,630
Software—5.7%
ANSYS, Inc. (a)	13,936	388,675
Blackboard, Inc. (a)	8,030	210,627
Concur Technologies, Inc. (a)	8,314	272,865
EPIQ Systems, Inc. (a)	9,860	164,760
Informatica Corp. (a)	21,578	296,266

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2008

	Shares	Value
Micros Systems, Inc. (a)	18,090	$295,229
Net 1 UEPS Technologies, Inc. (a)	20,004	274,055
Sybase, Inc. (a)	14,510	359,413
Wind River Systems, Inc. (a)	25,800	232,974
		2,494,864
Materials—2.6%
Chemicals—1.4%
Koppers Holdings, Inc.	12,753	275,720
NewMarket Corp.	6,750	235,642
Solutia, Inc. (a)	25,820	116,190
		627,552
Construction Materials—0.2%
Texas Industries, Inc.	3,010	103,845
Containers & Packaging—0.7%
Greif, Inc., Class A	8,666	289,705
Metals & Mining—0.3%
Compass Minerals International, Inc.	2,000	117,320
Telecommunication Services—1.4%
Diversified Telecommunication Services—0.3%
tw telecom, Inc. (a)	16,745	141,830
Wireless Telecommunication Services—1.1%
Syniverse Holdings, Inc. (a)	40,573	484,442
Utilities—0.8%
Electric Utilities—0.8%
ITC Holdings Corp.	8,064	352,235
Total Common Stocks (cost of $57,144,137)		42,594,568
INVESTMENT COMPANY—1.4%
iShares Russell 2000 Growth Index Fund	11,780	599,131
Total Investment Company (cost of $542,116)		599,131
	Par
SHORT-TERM OBLIGATION—1.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by a U.S. Treasury Obligation maturing 08/15/26, market value $441,608 (repurchase proceeds $428,000)	$428,000	428,000
Total Short-Term Obligation (cost of $428,000)		428,000
Total Investments—100.1% (cost of $58,114,253) (b)		43,621,699
Other Assets & Liabilities, Net—(0.1)%		(37,055)
Net Assets—100.0%		$43,584,644

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $58,854,670.

For the year ended December 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2007	—	$—
Options written	127	17,921
Options expired	(77)	(16,221)
Options terminated in closing purchase transactions	(50)	(1,700)
Options outstanding at December 31, 2008	—	$—

At December 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health Care	25.7
Information Technology	21.3
Industrials	18.9
Consumer Discretionary	12.2
Energy	6.4
Financials	5.6
Consumer Staples	2.8
Materials	2.6
Telecommunication Services	1.4
Utilities	0.8
97.7
Investment Company	1.4
Short-Term Obligation	1.0
Other Assets & Liabilities, Net	(0.1)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Small Company Growth Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$58,114,253
Investments, at value	$43,621,699
Cash	770
Receivable for:
Fund shares sold	135,998
Dividends	25,548
Expense reimbursement due from investment advisor	5,127
Trustees' deferred compensation plan	11,515
Other assets	2,694
Total Assets	43,803,351
Liabilities
Payable for:
Investments purchased	76,199
Fund shares repurchased	22,073
Investment advisory fee	17,311
Administration fee	5,337
Transfer agent fee	48
Pricing and bookkeeping fees	4,271
Trustees' fees	31,047
Audit fee	36,075
Custody fee	2,863
Distribution fees — Class B	26
Chief compliance officer expenses	178
Trustees' deferred compensation plan	11,515
Other liabilities	11,764
Total Liabilities	218,707
Net Assets	$43,584,644
Net Assets Consist of
Paid-in capital	$72,905,921
Accumulated net investment loss	(18,114)
Accumulated net realized loss	(14,810,609)
Net unrealized appreciation (depreciation) on investments	(14,492,554)
Net Assets	$43,584,644
Class A
Net assets	$43,436,285
Shares outstanding	5,712,397
Net asset value per share	$7.60
Class B
Net assets	$148,359
Shares outstanding	19,737
Net asset value per share	$7.52

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Small Company Growth Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Dividends	$276,469
Interest	6,415
Total Investment Income	282,884
Expenses
Investment advisory fee	328,042
Administration fee	98,539
Distribution fees — Class B	113
Transfer agent fee	502
Pricing and bookkeeping fees	50,205
Trustees' fees	1,044
Custody fee	18,285
Audit fee	41,074
Reports to shareholders	39,776
Chief compliance officer expenses	651
Other expenses	17,429
Total Expenses	595,660
Fees waived or expenses reimbursed by investment advisor	(70,828)
Custody earnings credit	(17)
Net Expenses	524,815
Net Investment Loss	(241,931)
Net Realized and Unrealized Gain (Loss) on Investments and Written Options
Net realized gain (loss) on:
Investments	(12,227,388)
Written options	12,671
Net realized loss	(12,214,717)
Net change in unrealized appreciation (depreciation) on investments	(19,147,875)
Net Loss	(31,362,592)
Net Decrease Resulting from Operations	$(31,604,523)

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Small Company Growth Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations
Net investment loss	$(241,931)	$(395,703)
Net realized gain (loss) on investments and written options	(12,214,717)	12,586,544
Net change in unrealized appreciation (depreciation) on investments and written options	(19,147,875)	(472,152)
Net increase (decrease) resulting from operations	(31,604,523)	11,718,689
Distributions to Shareholders:
From net realized gains:
Class A	(8,036,611)	—
Class B	(3,782)	—
Total distributions to shareholders	(8,040,393)	—
Net Capital Stock Transactions	(3,661,242)	(16,062,262)
Total decrease in net assets	(43,306,158)	(4,343,573)
Net Assets
Beginning of period	86,890,802	91,234,375
End of period	$43,584,644	$86,890,802
Accumulated net investment loss at end of period	$(18,114)	$(15,372)
Capital Stock Activity

	Year Ended December 31,
	2008		2007
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	377,553	$3,572,532	192,212	$2,682,250
Distributions reinvested	696,413	8,036,611	—	—
Redemptions	(1,354,552)	(15,460,796)	(1,337,791)	(18,744,512)
Net decrease	(280,586)	(3,851,653)	(1,145,579)	(16,062,262)
Class B
Subscriptions	20,745	202,762	—	—
Distributions reinvested	331	3,782	—	—
Redemptions	(1,437)	(16,133)	—	—
Net increase	19,639	190,411	—	—

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Small Company Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007		2006(a)	2005	2004
Net Asset Value, Beginning of Period	$14.50	$12.78		$11.37	$11.07	$9.93
Income from Investment Operations:
Net investment loss (b)	(0.04)	(0.06)		(0.05)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments and written options	(5.37)	1.78		1.46	0.35	1.20
Total from investment operations	(5.41)	1.72		1.41	0.30	1.14
Less Distributions to Shareholders:
From net realized gains	(1.49)	—		—	—	—
Net Asset Value, End of Period	$7.60	$14.50		$12.78	$11.37	$11.07
Total return (c)(d)(e)	(40.82)%	13.46%		12.40%	2.71%	11.48%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.80%	0.80%		0.80%	0.80%	0.80%
Interest expense	—	—	%(g)	—	—	—
Net expenses (f)	0.80%	0.80%		0.80%	0.80%	0.80%
Waiver/Reimbursement	0.11%	0.10%		0.07%	0.08%	0.02%
Net investment loss (f)	(0.37)%	(0.43)%		(0.42)%	(0.44)%	(0.61)%
Portfolio turnover rate	135%	210%		174%	138%	41%
Net assets, end of period (000's)	$43,436	$86,889		$91,233	$51,692	$62,187

(a)  On May 1, 2006, Liberty Small Company Growth Fund, Variable Series was renamed Columbia Small Company Growth Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Small Company Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007		2006(a)	2005	2004
Net Asset Value, Beginning of Period	$14.35	$12.67		$11.29	$10.98	$9.85
Income from Investment Operations:
Net investment loss (b)	(0.05)	(0.10)		(0.08)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments and written options	(5.33)	1.78		1.46	0.36	1.22
Total from investment operations	(5.38)	1.68		1.38	0.31	1.13
Less Distributions to Shareholders:
From net realized gains	(1.45)	—		—	—	—
Net Asset Value, End of Period	$7.52	$14.35		$12.67	$11.29	$10.98
Total return (c)(d)(e)	(40.93)%	13.26%		12.22%	2.82%	11.47%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	1.05%	1.05%		1.05%	1.05%	1.05%
Interest expense	—	—	%(g)	—	—	—
Net expenses (f)	1.05%	1.05%		1.05%	1.05%	1.05%
Waiver/Reimbursement	0.11%	0.10%		0.07%	0.08%	0.02%
Net investment loss (f)	(0.54)%	(0.68)%		(0.69)%	(0.48)%	(0.86)%
Portfolio turnover rate	135%	210%		174%	138%	41%
Net assets, end of period (000's)	$148	$1		$1	$1	$1

(a)  On May 1, 2006, Liberty Small Company Growth Fund, Variable Series was renamed Columbia Small Company Growth Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Small Company Growth Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia Small Company Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$43,193,699	$—
Level 2—Other Significant Observable Inputs	428,000	—
Level 3—Significant Unobservable Inputs	—	—
Total	$43,621,699	$—

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after

12

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2008

November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

13

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2008

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$239,189	$8,104	$(247,293)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income*	$5,426,304	$—
Long-Term Capital Gains	2,614,089	—

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$—	$—	$(15,232,971)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,498,916
Unrealized depreciation	(16,731,887)
Net unrealized depreciation	$(15,232,971)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$221,464
2010	110,732
2016	7,038,667
$7,370,863

Of the capital loss carryforwards attributable to the Fund, $332,196 ($221,464 expiring on 12/31/09 and $110,732 expiring 12/31/10) remain from the Fund's merger with Galaxy VIP Small Company Growth Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $6,699,329 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48

14

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2008

may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $1.5 billion	0.45%
Over $1.5 billion	0.40%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the Fund's total annual operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance

15

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2008

credits from the Fund's custodian, will not exceed 0.80% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $89,850,769 and $100,934,510, respectively.

Note 7. Shares of Beneficial Interest

As of December 31, 2008, the Fund had three shareholders that collectively held 80.3% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 9. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable

16

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2008

supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Company Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

18

Fund Governance

Columbia Small Company Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President – Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

19

Fund Governance (continued)

Columbia Small Company Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

20

Fund Governance (continued)

Columbia Small Company Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

21

Board Consideration and Approval of Advisory Agreements

Columbia Small Company Growth Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis,(ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider

22

that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Small Company Growth Fund, VS's performance was in the second quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the fourth quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Small Company Growth Fund, VS's total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the

23

fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the

26

Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each

27

investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Small Company Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/2665-1208 (02/09) 09/70788

Columbia Strategic Income Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Strategic Income Fund, Variable Series / December 31, 2008

Columbia Strategic Income Fund, Variable Series seeks total return, consisting of current income and capital appreciation.

Laura A. Ostrander has managed or co-managed the fund since September 2000. Kevin L. Cronk and Thomas A. LaPointe have co-managed the fund since May 2005.

Summary

For the 12-month period that ended December 31, 2008, the fund's Class A shares underperformed its benchmark, the Barclays Capital Government/Credit Bond Index.1 Investments in high-yield bonds and non-dollar denominated foreign government bonds, which are not in the index, and an underweight in U.S. Treasuries hurt relative performance. In a difficult bond market environment, the fund held up better than the average fund in its peer group, the Lipper VUF General Bond Funds Classification.2 We believe that the fund's relatively high exposure to both U.S. Treasuries and high-quality foreign government debt, compared to its peer group, helped it stem losses. In addition, unlike many peers, the fund had no exposure to commercial mortgage-backed securities (CMBS) and very little in asset-backed securities, both of which performed poorly.

Biggest damage from high-yield sector

As an economic slowdown and financial crisis raised the risk that corporations would default on their debt, high-yield bonds experienced one of their worst years. The fund had between 27% and 33% of its assets in the sector, making it the biggest detractor from returns versus its benchmark. Overweights in the automotive and chemicals sectors, both of which were pressured by the global economic slowdown, as well as an underweight in high-quality BB-rated bonds, detracted from performance. Underweights in the weakest sectors, including low-quality CCC-rated bonds, broadcasting and housing, coupled with an overweight in the better performing utilities and wireless telecommunications sectors, helped temper some of these losses.

Mixed performance from foreign debt

Approximately 24% of the fund's assets were in developed market non-U.S. dollar denominated bonds, which resulting in negative returns when translated back into U.S. dollars. Japanese yen-denominated bonds, about 5% of the fund's assets, were an exception. They gained as Japanese interest rates fell and the yen strengthened against the dollar. Emerging market bonds, which are not in the benchmark but were roughly 13% of assets in the fund, further hindered performance as investors fled higher-risk markets. In this environment, the JPMorgan EMBI — Global Diversified Index3 declined 12% in 2008.

Gains from U.S. government bonds

U.S. government bonds, which accounted for between 27% and 30% of the fund's assets, helped relative returns, as an investor flight-to-quality drove yields sharply lower and prices higher. Treasuries did especially well, with the 10-year U.S. Treasury gaining 20.06% in 2008. Bonds issued by U.S. government agencies and mortgage bonds posted more modest but positive returns.

Avoiding investments in commercial mortgage-backed securities (CMBS) and holding less than 2% in asset-backed securities (ABS) also helped the fund sidestep some losses. Many of the fund's peers owned these high quality, structured securities, which suffered as the difference in the yields between these securities and Treasuries widened sharply during the fall.

Length and degree of U.S. recession will affect bond market

Going forward, we believe that the financial markets will remain volatile until there is more clarity about the extent of the U.S. economic downturn and its impact on the global economy. In the meantime, we believe global interest rates are likely to remain low, with deflation fears replacing inflation concerns. To prepare for a possible rise in high-yield defaults, we reduced the fund's stake in what we believe to be the more vulnerable consumer-related and CCC-rated sectors, and increased investments in energy, health care and BB-rated holdings. In the foreign bond sector of the fund, we trimmed exposure to foreign currencies, believing that the U.S. dollar could continue to strengthen. We also cut back holdings in the commodity-rich countries of Russia and Australia, which seem more sensitive to a prolonged global economic slowdown.

Past performance is no guarantee of future results.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in high-yield securities or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also involves a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. High-yield bonds issued by foreign entities have greater potential risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Barclays Capital Government/Credit Bond Index (formerly the Lehman Brothers Government/Credit Bond Index) tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3  The JPMorgan Emerging Markets Bond Index (EMBI) – Global Diversified Index tracks total return for US dollar-denominated debt instruments issued by emerging market sovereign entities, including Brady bonds, loans and Euro bonds, and quasi-sovereign entities. The index limits exposure to any one country.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1

Performance Information

Columbia Strategic Income Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	10-year
Class A (07/05/94)	-7.81	3.22	4.76
Class B (06/01/00)	-7.92	3.00	4.58
Barclays Capital Government/ Credit Bond Index	5.70	4.64	5.64

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/07	12/31/08
Class A	9.47	8.01
Class B	9.43	7.98

Performance of a $10,000 investment, 01/01/99 – 12/31/08

Annual operating expense ratio (%)*

Class A	0.82
Class B	1.07

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any differences in expenses, such as distribution (Rule 12b-1) fees between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for periods prior to June 1, 2000 would be lower.

The Barclays Capital Government/Credit Bond Index tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Strategic Income Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	918.21	1,020.86	4.10	4.32	0.85
Class B	1,000.00	1,000.00	917.10	1,020.11	4.82	5.08	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Strategic Income Fund, Variable Series / December 31, 2008

	Par (a)		Value
GOVERNMENT & AGENCY OBLIGATIONS—58.2%
Foreign Government Obligations—33.6%
Aries Vermoegensverwaltungs GmbH 7.750% 10/25/09	EUR	250,000	$360,461
Banco Nacional de Desenvolvimento Economico e Social 6.369% 06/16/18 (b)		150,000	142,500
Corp. Andina de Fomento 6.375% 06/18/09	EUR	510,000	713,912
European Investment Bank 0.723% 09/21/11 (c)	JPY	122,000,000	1,322,234
1.250% 09/20/12	JPY	65,000,000	717,533
1.400% 06/20/17	JPY	52,700,000	566,667
5.500% 12/07/11	GBP	380,000	587,451
Federal Republic of Brazil 7.375% 02/03/15	EUR	450,000	641,160
8.750% 02/04/25		365,000	448,950
11.000% 08/17/40		410,000	535,050
12.500% 01/05/16	BRL	250,000	112,564
Federal Republic of Germany 5.000% 07/04/12	EUR	555,000	839,684
6.000% 06/20/16	EUR	1,000,000	1,666,141
Government of Canada 4.000% 06/01/16	CAD	330,000	297,144
4.500% 06/01/15	CAD	337,000	311,443
5.250% 06/01/13	CAD	380,000	354,057
8.000% 06/01/23	CAD	195,000	242,359
10.250% 03/15/14	CAD	135,000	154,291
International Finance Corp. 7.500% 02/28/13	AUD	390,000	301,222
Japan Finance Organization for Municipal Enterprises 1.900% 06/22/18	JPY	50,000,000	566,839
Kingdom of Norway 5.500% 05/15/09	NOK	3,780,000	542,435
6.000% 05/16/11	NOK	6,520,000	1,003,256
Kingdom of Sweden
6.750% 05/05/14	SEK	4,920,000	768,738
Pemex Project Funding Master Trust 5.750% 03/01/18 (b)		230,000	202,975
Province of British Columbia 9.500% 01/09/12	CAD	450,000	440,464
Queensland Treasury Corp. 6.500% 04/16/12	AUD	395,000	291,652
Republic of Colombia 8.125% 05/21/24		245,000	262,150
9.750% 04/09/11		279,390	289,169
Republic of France 3.750% 04/25/17	EUR	750,000	1,077,514
4.000% 04/25/13	EUR	295,000	431,396
4.750% 10/25/12	EUR	550,000	821,237
Republic of Panama 8.875% 09/30/27		645,000	703,050

	Par (a)		Value
Republic of Peru 7.350% 07/21/25		320,000	$318,400
9.875% 02/06/15		450,000	517,500
Republic of Poland 5.750% 03/24/10	PLN	2,345,000	792,863
Republic of South Africa 6.500% 06/02/14		250,000	236,250
13.000% 08/31/09	ZAR	535,000	59,779
13.000% 08/31/10	ZAR	125,000	14,696
13.000% 08/31/10	ZAR	535,000	62,875
13.000% 08/31/11	ZAR	535,000	66,099
Russian Federation 7.500% 03/31/30		926,100	807,707
12.750% 06/24/28		400,000	460,000
United Kingdom Treasury 5.000% 09/07/14	GBP	80,000	128,392
5.000% 03/07/25	GBP	235,000	382,362
9.000% 07/12/11	GBP	315,000	532,659
United Mexican States 5.950% 03/19/19		40,000	40,000
6.050% 01/11/40		150,000	145,500
6.750% 09/27/34		180,000	189,900
8.375% 01/14/11		595,000	642,600
11.375% 09/15/16		580,000	788,800
			23,902,080
U.S. Government Obligations—24.6%
U.S. Treasury Bonds 7.500% 11/15/24 (d)		1,310,000	2,102,141
8.750% 05/15/17 (d)		4,111,000	6,049,591
12.500% 08/15/14 (d)		4,600,000	4,923,077
U.S. Treasury Notes 5.000% 02/15/11 (d)		4,040,000	4,416,540
			17,491,349
Total Government & Agency Obligations (cost of $39,048,312)			41,393,429
CORPORATE FIXED-INCOME BONDS & NOTES—31.0%
Basic Materials—2.8%
Chemicals—0.7%
Agricultural Chemicals—0.3%
Mosaic Co. 7.625% 12/01/16 (b)		130,000	104,000
Terra Capital, Inc. 7.000% 02/01/17		115,000	84,525
			188,525
Chemicals – Diversified—0.3%
Huntsman International LLC 6.875% 11/15/13 (b)	EUR	90,000	46,288
7.875% 11/15/14		115,000	61,525
Ineos Group Holdings PLC 8.500% 02/15/16 (b)		180,000	16,200

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

	Par (a)	Value
NOVA Chemicals Corp. 6.500% 01/15/12	145,000	$60,175
		184,188
Chemicals – Specialty—0.1%
Chemtura Corp. 6.875% 06/01/16	125,000	63,750
MacDermid, Inc. 9.500% 04/15/17 (b)	85,000	44,200
		107,950
Forest Products & Paper—0.4%
Paper & Related Products—0.4%
Abitibi-Consolidated, Inc. 8.375% 04/01/15	210,000	16,800
Domtar Corp. 7.125% 08/15/15	175,000	113,750
Georgia-Pacific Corp. 8.000% 01/15/24	130,000	87,750
NewPage Corp. 10.000% 05/01/12	65,000	28,600
12.000% 05/01/13	90,000	25,650
NewPage Holding Corp. PIK, 10.265% 11/01/13 (c)	10,510	3,889
		276,439
Iron/Steel—0.4%
Steel – Producers—0.4%
Russel Metals, Inc. 6.375% 03/01/14	65,000	50,050
Steel Dynamics, Inc. 7.750% 04/15/16 (b)	180,000	124,650
United States Steel Corp. 7.000% 02/01/18	185,000	126,085
		300,785
Metals & Mining—1.3%
Diversified Minerals—0.2%
FMG Finance Ltd. 10.625% 09/01/16 (b)	195,000	113,100
Metal – Diversified—0.5%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 04/01/17	385,000	315,700
Mining Services—0.0%
Noranda Aluminium Holding Corp. PIK, 8.345% 11/15/14 (c)	145,000	23,200
Non-Ferrous Metals—0.6%
Codelco, Inc. 5.500% 10/15/13	460,000	449,094
Communications—5.0%
Media—1.4%
Cable TV—0.9%
Cablevision Systems Corp. 8.000% 04/15/12	95,000	84,550
Charter Communications Holdings II LLC 10.250% 09/15/10	80,000	36,800

	Par (a)	Value
CSC Holdings, Inc. 7.625% 04/01/11	115,000	$108,388
DirecTV Holdings LLC 6.375% 06/15/15	135,000	124,537
EchoStar DBS Corp. 6.625% 10/01/14	290,000	242,150
		596,425
Multimedia—0.3%
Lamar Media Corp. 6.625% 08/15/15	110,000	79,475
Quebecor Media, Inc. 7.750% 03/15/16	215,000	145,125
		224,600
Publishing – Books—0.1%
TL Acquisitions, Inc. 10.500% 01/15/15 (b)	200,000	82,000
Publishing – Periodicals—0.1%
Dex Media, Inc. 9.000% 11/15/13	160,000	29,600
Idearc, Inc. 8.000% 11/15/16	215,000	16,125
R.H. Donnelley Corp. 8.875% 01/15/16	80,000	12,000
8.875% 10/15/17	185,000	27,750
		85,475
Radio—0.0%
CMP Susquehanna Corp. 9.875% 05/15/14	155,000	6,200
Television—0.0%
Local TV Finance LLC PIK, 9.250% 06/15/15 (b)	100,000	22,000
Telecommunication Services—3.6%
Cellular Telecommunications—1.1%
Cricket Communications, Inc. 9.375% 11/01/14	190,000	171,000
Digicel Group Ltd. 8.875% 01/15/15 (b)	200,000	130,000
MetroPCS Wireless, Inc. 9.250% 11/01/14	190,000	170,050
Nextel Communications, Inc. 7.375% 08/01/15	200,000	84,000
Orascom Telecom Finance SCA 7.875% 02/08/14 (b)	100,000	53,000
Wind Acquisition Financial SA PIK, 11.753% 12/21/11 (c)(e)	318,896	183,945
		791,995
Satellite Telecommunications—0.7%
Inmarsat Finance II PLC 10.375% 11/15/12	255,000	225,994
Intelsat Jackson Holdings Ltd. 11.250% 06/15/16	290,000	263,900
		489,894

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

	Par (a)		Value
Telecommunication Equipment—0.1%
Lucent Technologies, Inc. 6.450% 03/15/29		210,000	$84,000
Telecommunication Services—0.5%
Hellas Telecommunications Luxembourg II 10.503% 01/15/15 (b)(c)		75,000	15,000
Nordic Telephone Co. Holdings ApS 8.250% 05/01/16 (b)	EUR	115,000	105,505
Syniverse Technologies, Inc. 7.750% 08/15/13		95,000	48,569
Time Warner Telecom Holdings, Inc. 9.250% 02/15/14		135,000	110,700
West Corp. 11.000% 10/15/16		160,000	74,400
			354,174
Telephone – Integrated—1.2%
Cincinnati Bell, Inc. 8.375% 01/15/14		35,000	26,950
Citizens Communications Co. 7.875% 01/15/27		190,000	110,200
Qwest Communications International, Inc. 7.500% 02/15/14		240,000	171,600
Qwest Corp. 7.500% 10/01/14		70,000	58,100
7.500% 06/15/23		195,000	136,500
Virgin Media Finance PLC 8.750% 04/15/14	EUR	125,000	122,498
8.750% 04/15/14		30,000	22,500
Windstream Corp. 8.625% 08/01/16		200,000	177,000
			825,348
Consumer Cyclical—3.3%
Apparel—0.2%
Apparel Manufacturers—0.2%
Levi Strauss & Co. 9.750% 01/15/15		230,000	170,200
Auto Manufacturers—0.2%
Auto – Cars/Light Trucks—0.2%
Ford Motor Co. 7.450% 07/16/31		220,000	61,600
General Motors Corp. 7.200% 01/15/11		90,000	18,900
8.375% 07/15/33		415,000	72,625
			153,125
Auto Parts & Equipment—0.5%
Auto/Truck Parts & Equipment – Original—0.2%
ArvinMeritor, Inc. 8.125% 09/15/15		90,000	40,500
Cooper-Standard Automotive, Inc. 7.000% 12/15/12		95,000	28,500

	Par (a)		Value
Hayes Lemmerz Finance Luxembourg SA 8.250% 06/15/15	EUR	150,000	$41,701
TRW Automotive, Inc. 7.000% 03/15/14 (b)		100,000	53,000
			163,701
Auto/Truck Parts & Equipment – Replacement—0.1%
Commercial Vehicle Group, Inc. 8.000% 07/01/13		115,000	54,050
Rubber – Tires—0.2%
Goodyear Tire & Rubber Co. 8.625% 12/01/11		49,000	40,670
9.000% 07/01/15		94,000	75,670
			116,340
Entertainment—0.2%
Music—0.2%
WMG Acquisition Corp. 7.375% 04/15/14		135,000	78,975
WMG Holdings Corp. (g) 12/15/14 (9.500% 12/15/09)		110,000	40,700
			119,675
Resorts/Theme Parks—0.0%
Six Flags, Inc. 9.625% 06/01/14		95,000	14,250
Home Builders—0.1%
Building – Residential/Commercial—0.1%
KB Home 5.875% 01/15/15		145,000	87,000
Leisure Time—0.3%
Cruise Lines—0.1%
Royal Caribbean Cruises Ltd. 7.000% 06/15/13		165,000	94,050
Recreational Centers—0.2%
Town Sports International, Inc. (g) 02/01/14 (11.000% 02/01/09)		146,000	105,120
Lodging—1.0%
Casino Hotels—0.6%
Boyd Gaming Corp. 6.750% 04/15/14		125,000	78,750
Harrah's Operating Co., Inc. 10.000% 12/15/18 (b)		29,000	10,585
10.750% 02/01/16 (b)		128,000	36,480
Jacobs Entertainment, Inc. 9.750% 06/15/14		120,000	57,600
Majestic Star LLC 9.750% 01/15/11(h)		175,000	10,500
MGM Mirage 7.500% 06/01/16		275,000	174,281
Snoqualmie Entertainment Authority 6.875% 02/01/14 (b)(c)		30,000	17,400
9.125% 02/01/15 (b)		110,000	68,200
Station Casinos, Inc. 6.625% 03/15/18		195,000	11,213
			465,009

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

	Par (a)	Value
Gambling (Non-Hotel)—0.4%
Mashantucket Western Pequot Tribe 8.500% 11/15/15 (b)	245,000	$96,163
Seminole Indian Tribe of Florida 7.804% 10/01/20 (b)	195,000	168,039
		264,202
Retail—0.7%
Retail – Apparel/Shoe—0.2%
Hanesbrands, Inc. 5.698% 12/15/14 (c)	95,000	66,975
Phillips-Van Heusen Corp. 7.250% 02/15/11	50,000	43,750
8.125% 05/01/13	60,000	49,500
		160,225
Retail – Discount—0.2%
Dollar General Corp. PIK, 11.875% 07/15/17	115,000	98,325
Retail – Drug Stores—0.1%
Rite Aid Corp. 9.500% 06/15/17	215,000	74,712
Retail – Propane Distributors—0.2%
AmeriGas Partners LP 7.125% 05/20/16	140,000	112,000
7.250% 05/20/15	55,000	44,825
		156,825
Textiles—0.1%
Textile – Products—0.1%
INVISTA 9.250% 05/01/12 (b)	105,000	73,500
Consumer Non-Cyclical—4.9%
Agriculture—0.2%
Tobacco—0.2%
Reynolds American, Inc. 7.625% 06/01/16	140,000	116,594
Beverages—0.2%
Beverages – Non-Alcoholic—0.1%
Cott Beverages, Inc. 8.000% 12/15/11	95,000	57,950
Beverages – Wine/Spirits—0.1%
Constellation Brands, Inc. 8.125% 01/15/12	125,000	118,125
Biotechnology—0.2%
Medical – Biomedical/Gene—0.2%
Bio-Rad Laboratories, Inc. 7.500% 08/15/13	140,000	124,250
Commercial Services—1.2%
Commercial Services—0.3%
ARAMARK Corp. 8.500% 02/01/15	125,000	113,125
Iron Mountain, Inc. 8.000% 06/15/20	130,000	104,325
		217,450

	Par (a)	Value
Commercial Services-Finance—0.0%
ACE Cash Express, Inc. 10.250% 10/01/14 (b)	115,000	$23,000
Funeral Services & Related Items—0.1%
Service Corp. International 6.750% 04/01/16	80,000	60,800
7.375% 10/01/14	10,000	8,500
		69,300
Private Corrections—0.4%
Corrections Corp. of America 6.250% 03/15/13	125,000	116,250
GEO Group, Inc. 8.250% 07/15/13	200,000	176,500
		292,750
Rental Auto/Equipment—0.4%
Ashtead Holdings PLC 8.625% 08/01/15 (b)	130,000	68,250
Rental Service Corp. 9.500% 12/01/14	95,000	52,250
United Rentals North America, Inc. 6.500% 02/15/12	160,000	126,400
		246,900
Food—0.6%
Food – Dairy Products—0.2%
Dean Foods Co. 7.000% 06/01/16	130,000	110,500
Food – Meat Products—0.0%
Smithfield Foods, Inc. 7.750% 07/01/17	55,000	31,350
Food – Miscellaneous/Diversified—0.4%
Del Monte Corp. 6.750% 02/15/15	70,000	60,200
Pinnacle Foods Finance LLC 9.250% 04/01/15	205,000	132,225
Reddy Ice Holdings, Inc. 10.500% 11/01/12	150,000	66,000
		258,425
Healthcare Products—0.4%
Medical Products—0.4%
Biomet, Inc. PIK, 10.375% 10/15/17	400,000	316,000
Healthcare Services—1.4%
Dialysis Centers—0.2%
DaVita, Inc. 7.250% 03/15/15	170,000	161,500
Medical – Hospitals—1.0%
Community Health Systems, Inc. 8.875% 07/15/15	180,000	165,600
HCA, Inc. 9.250% 11/15/16	140,000	128,450
PIK, 9.625% 11/15/16	570,000	444,600
		738,650

See Accompanying Notes to Financial Statements.

7

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

	Par (a)	Value
Physician Practice Management—0.2%
U.S. Oncology Holdings, Inc. PIK, 8.334% 03/15/12	102,000	$64,260
U.S. Oncology, Inc. 9.000% 08/15/12	45,000	40,950
		105,210
Household Products/Wares—0.2%
Consumer Products – Miscellaneous—0.2%
American Greetings Corp. 7.375% 06/01/16	110,000	73,700
Jostens IH Corp. 7.625% 10/01/12	100,000	82,000
		155,700
Pharmaceuticals—0.5%
Medical – Drugs—0.3%
Elan Finance PLC 8.875% 12/01/13	190,000	98,800
Warner Chilcott Corp. 8.750% 02/01/15	166,000	147,740
		246,540
Pharmacy Services—0.2%
Omnicare, Inc. 6.750% 12/15/13	130,000	110,500
Energy—5.2%
Coal—0.4%
Coal—0.4%
Arch Western Finance LLC 6.750% 07/01/13	135,000	117,450
Massey Energy Co. 6.875% 12/15/13	230,000	170,200
		287,650
Oil & Gas—3.6%
Oil & Gas Drilling—0.1%
Pride International, Inc. 7.375% 07/15/14	35,000	32,550
Oil Companies – Exploration & Production—3.0%
Chesapeake Energy Corp. 6.375% 06/15/15	260,000	205,400
Cimarex Energy Co. 7.125% 05/01/17	115,000	89,700
Compton Petroleum Corp. 7.625% 12/01/13	125,000	37,500
KCS Energy, Inc. 7.125% 04/01/12	45,000	33,750
Newfield Exploration Co. 6.625% 04/15/16	205,000	162,975
OPTI Canada, Inc. 8.250% 12/15/14	185,000	99,900
Pemex Finance Ltd. 9.150% 11/15/18	310,000	332,793
10.610% 08/15/17	215,000	262,362

	Par (a)		Value
PetroHawk Energy Corp. 7.875% 06/01/15 (b)		210,000	$155,400
Pioneer Natural Resources Co. 5.875% 07/15/16		115,000	79,786
Quicksilver Resources, Inc. 7.125% 04/01/16		255,000	136,425
Range Resources Corp. 7.500% 05/15/16		125,000	108,438
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.832% 09/30/16 (b)		335,000	249,391
Southwestern Energy Co. 7.500% 02/01/18 (b)		215,000	188,125
			2,141,945
Oil Refining & Marketing—0.3%
Frontier Oil Corp. 8.500% 09/15/16		80,000	70,600
Tesoro Corp. 6.625% 11/01/15		125,000	72,500
United Refining Co. 10.500% 08/15/12		90,000	52,200
			195,300
Oil – Field Services—0.2%
Gazprom International SA 7.201% 02/01/20		221,377	163,819
Oil & Gas Services—0.0%
Seismic Data Collection—0.0%
Seitel, Inc. 9.750% 02/15/14		95,000	34,200
Oil, Gas & Consumable Fuels—0.4%
Oil Company – Integrated—0.4%
Petrobras International Finance Co. 6.125% 10/06/16		300,000	292,500
Pipelines—0.8%
Pipelines—0.8%
Atlas Pipeline Partners LP 8.125% 12/15/15		110,000	74,250
El Paso Corp. 6.875% 06/15/14		140,000	113,024
7.250% 06/01/18		175,000	138,892
Kinder Morgan Finance Co. ULC 5.700% 01/05/16		155,000	115,475
MarkWest Energy Partners LP 6.875% 11/01/14		160,000	100,800
Williams Companies, Inc. 8.125% 03/15/12		35,000	32,244
			574,685
Financials—2.9%
Commercial Banks—1.0%
Special Purpose Banks—1.0%
Instituto de Credito Oficial 0.800% 09/28/09	JPY	65,000,000	717,092

See Accompanying Notes to Financial Statements.

8

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

	Par (a)		Value
Diversified Financial Services—1.4%
Finance – Auto Loans—0.7%
Ford Motor Credit Co. 7.800% 06/01/12		195,000	$136,807
8.000% 12/15/16		155,000	100,962
GMAC LLC 6.875% 09/15/11 (b)		183,630	150,440
8.000% 11/01/31 (b)		156,000	92,725
			480,934
Finance – Consumer Loans—0.5%
SLM Corp. 6.500% 06/15/10	NZD	725,000	372,146
Investment Management/Advisor Service—0.1%
Nuveen Investments, Inc. 10.500% 11/15/15 (b)		130,000	28,763
Special Purpose Entity—0.1%
Goldman Sachs Capital II 5.793% 12/29/49 (c)		185,000	71,118
Insurance—0.4%
Insurance Brokers—0.1%
HUB International Holdings, Inc. 10.250% 06/15/15 (b)		145,000	63,982
USI Holdings Corp. 9.750% 05/15/15 (b)		95,000	37,881
			101,863
Property/Casualty Insurance—0.3%
Asurion Corp. 8.325% 07/02/15(e)		48,578	32,699
7.695% 07/02/15(e)		66,422	36,864
Crum & Forster Holdings Corp. 7.750% 05/01/17		200,000	141,000
			210,563
Real Estate Investment Trusts (REITs)—0.1%
REITS – Hotels—0.1%
Host Marriott LP 6.750% 06/01/16		90,000	65,700
Industrials—4.1%
Aerospace & Defense—0.4%
Aerospace/Defense – Equipment—0.2%
BE Aerospace, Inc. 8.500% 07/01/18		135,000	121,500
Sequa Corp. 11.750% 12/01/15 (b)		165,000	62,700
			184,200
Electronics-Military—0.2%
L-3 Communications Corp. 6.375% 10/15/15		135,000	126,225
Electrical Components & Equipment—0.2%
Wire & Cable Products—0.2%
Belden, Inc. 7.000% 03/15/17		55,000	41,250
General Cable Corp. 6.258% 04/01/15 (c)		75,000	35,062
7.125% 04/01/17		105,000	69,300
			145,612

	Par (a)	Value
Electronics—0.2%
Electronic Components – Miscellaneous—0.2%
Flextronics International Ltd. 6.250% 11/15/14	150,000	$111,750
Engineering & Construction—0.1%
Building & Construction – Miscellaneous—0.1%
Esco Corp. 8.625% 12/15/13 (b)	95,000	66,500
Environmental Control—0.4%
Non-Hazardous Waste Disposal—0.4%
Allied Waste North America, Inc. 7.875% 04/15/13	260,000	247,000
Recycling—0.0%
Aleris International, Inc. 10.000% 12/15/16	105,000	17,063
PIK, 9.000% 12/15/14	75,000	4,500
		21,563
Hand/Machine Tools—0.1%
Machinery – Electrical—0.1%
Baldor Electric Co. 8.625% 02/15/17	100,000	74,500
Machinery – Construction & Mining—0.2%
Machinery – Construction & Mining—0.2%
Terex Corp. 8.000% 11/15/17	200,000	170,000
Machinery – Diversified—0.2%
Machinery – General Industry—0.2%
Manitowoc Co., Inc. 7.125% 11/01/13	145,000	110,200
Westinghouse Air Brake Technologies Corp. 6.875% 07/31/13	40,000	34,400
		144,600
Miscellaneous Manufacturing—0.7%
Diversified Manufacturing Operators—0.6%
Bombardier, Inc. 6.300% 05/01/14 (b)	205,000	168,612
Koppers Holdings, Inc. (g) 11/15/14 (9.875% 11/15/09)	140,000	108,500
Trinity Industries, Inc.
6.500% 03/15/14	155,000	129,813
		406,925
Miscellaneous Manufacturing—0.1%
American Railcar Industries, Inc. 7.500% 03/01/14	90,000	59,400
TriMas Corp. 9.875% 06/15/12	108,000	54,000
		113,400
Packaging & Containers—0.8%
Containers – Metal/Glass—0.6%
Crown Americas LLC & Crown Americas Capital Corp. 7.750% 11/15/15	165,000	164,175

See Accompanying Notes to Financial Statements.

9

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

	Par (a)	Value
Owens-Brockway Glass Container, Inc. 8.250% 05/15/13	245,000	$241,325
		405,500
Containers – Paper/Plastic—0.2%
Berry Plastics Holding Corp. 10.250% 03/01/16	135,000	47,925
Jefferson Smurfit Corp. 8.250% 10/01/12	190,000	32,300
Solo Cup Co. 8.500% 02/15/14	150,000	96,000
		176,225
Transportation—0.8%
Transportation – Marine—0.4%
Navios Maritime Holdings, Inc. 9.500% 12/15/14	125,000	69,375
Ship Finance International Ltd. 8.500% 12/15/13	155,000	110,050
Stena AB 7.500% 11/01/13	190,000	125,637
		305,062
Transportation – Railroad—0.2%
TFM SA de CV 9.375% 05/01/12	130,000	118,950
Transportation – Services—0.2%
Bristow Group, Inc. 7.500% 09/15/17	90,000	60,300
PHI, Inc. 7.125% 04/15/13	135,000	82,350
		142,650
Technology—0.4%
Computers—0.2%
Computer Services—0.2%
Sungard Data Systems, Inc. 9.125% 08/15/13	150,000	129,750
Semiconductors—0.2%
Electronic Components – Semiconductors—0.2%
Amkor Technology, Inc. 9.250% 06/01/16	110,000	63,800
Freescale Semiconductor, Inc. PIK, 9.125% 12/15/14	355,000	81,650
		145,450
Utilities—2.4%
Electric—1.8%
Electric – Generation—0.8%
AES Corp. 7.750% 03/01/14	165,000	145,200
8.000% 10/15/17	55,000	45,100
Edison Mission Energy 7.000% 05/15/17	175,000	152,250
Intergen NV 9.000% 06/30/17 (b)	270,000	221,400
		563,950

	Par (a)	Value
Electric – Integrated—0.7%
CMS Energy Corp. 6.875% 12/15/15	100,000	$85,283
Energy Future Holdings Corp. 10.875% 11/01/17 (b)	185,000	131,350
Ipalco Enterprises, Inc. 7.250% 04/01/16 (b)	35,000	28,700
Texas Competitive Electric Holdings Co. PIK, 10.500% 11/01/16 (b)	455,000	219,538
		464,871
Independent Power Producer—0.3%
NRG Energy, Inc. 7.375% 02/01/16	125,000	116,250
7.375% 01/15/17	25,000	23,000
NSG Holdings LLC/NSG Holdings, Inc. 7.750% 12/15/25 (b)	145,000	113,100
		252,350
Other Industrial Development Bonds—0.6%
Electric – Integrated—0.3%
Mirant Americas Generation LLC 8.500% 10/01/21	260,000	197,600
Independent Power Producer—0.3%
Dynegy Holdings, Inc. 7.125% 05/15/18	285,000	173,850
Total Corporate Fixed-Income Bonds & Notes (cost of $32,207,867)		22,051,406
MORTGAGE-BACKED SECURITIES—5.7%
Federal Home Loan Mortgage Corp. 8.000% 10/01/26	54,469	57,807
Federal National Mortgage Association 5.000% 09/01/37	1,184,849	1,211,188
6.000% 02/01/37	827,328	852,701
6.500% 11/01/36	1,869,505	1,943,993
Total Mortgage-Backed Securities (cost of $3,962,337)		4,065,689
ASSET-BACKED SECURITIES—1.0%
Equity One ABS, Inc. 4.205% 04/25/34	625,000	466,398
GMAC Mortgage Corp. 4.865% 09/25/34	520,000	281,493
Total Asset-Backed Securities (cost of $1,140,508)		747,891

See Accompanying Notes to Financial Statements.

10

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

	Par (a)	Value
MUNICIPAL BONDS—0.6%
California—0.5%
CA Cabazon Band Mission Indians 13.000% 10/01/11	350,000	$339,489
Virginia—0.1%
VA Tobacco Settlement Financing Corp. Series 2007 A1, 6.706% 06/01/46	180,000	98,417
Total Municipal Bonds (cost of $529,982)		437,906
CONVERTIBLE BOND—0.1%
Industrial 0.1%
Electrical Components & Equipment—0.1%
Wire & Cable Products—0.1%
General Cable Corp. 0.875% 11/15/13	50,000	28,938
Total Convertible Bond (cost of $25,750)		28,938
	Shares
COMMON STOCK—0.0%
Industrials—0.0%
Commercial Services & Supplies—0.0%
Fairlane Management Corp. (f)(i)(j)	2,000	—
Total Common Stock (cost of $—)		—
PREFERRED STOCK—0.0%
Financials—0.0%
Preferred Blocker, Inc. (b)	77	19,250
Total Preferred Stock (cost of $15,400)		19,250
	Units
WARRANTS—0.0%
Communications—0.0%
Telecommunication Services—0.0%
Jazztel PLC Expires 07/15/10 (b)(f)(i)(j)	95	—
Total Warrants (cost of $187)		—
	Shares
SECURITIES LENDING COLLATERAL—13.9%
State Street Navigator Securities Lending Prime Portfolio (k) (7 day yield of 2.204%)	9,894,179	9,894,179
Total Securities Lending Collateral (cost of $9,894,179)		9,894,179

	Par (a)	Value
SHORT-TERM OBLIGATION—3.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by a U.S. Treasury Obligation maturing 08/15/26, market value $2,177,048 (repurchase proceeds $2,128,001)	$2,128,000	$2,128,000
Total Short-Term Obligation (cost of $2,128,000)		2,128,000
Total Investments—113.5% (cost of $88,952,522) (l)		80,766,688
Obligation to Return Collateral for Securities Loaned—(13.9)%		(9,894,179)
Other Assets & Liabilities, Net—0.4%		271,313
Net Assets—100.0%		$71,143,822

Notes to Investment Portfolio:

(a)  Principal amount is stated in U. S. dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities, which are not illiquid, except for the following, amounted to $3,813,892, which represents 5.4% of net assets.

Acquisition Security	Date	Par/Units	Cost	Value
ACE Cash Express, Inc. 10.250% 10/01/14	09/26/06- 09/27/06	$115,000	$116,050	$23,000
Jazztel PLC	10/25/01	95	187	—
Local TV Finance LLC PIK 9.250% 06/15/15	05/02/07	100,000	100,744	22,000
Orascom Telecom Finance SCA 7.875% 02/08/14	02/01/07	100,000	100,000	53,000
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07- 10/04/07	195,000	197,938	168,039
				$266,039

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2008.

(d)  All or a portion of this security was on loan at December 31, 2008. The total market value of securities on loan at December 31, 2008 is $9,584,062.

(e)  Loan participation agreement.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)  Step bond. These securities are currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(h)  The issuer is in default of certain debt covenants. Income is not being accrued. At December 31, 2008, the value of this security amounted to $10,500, which represents 0.01% of net assets.

(i)  Non-income producing security.

(j)  Security has no value.

(k)  Investment made with cash collateral received from securities lending activity.

(l)  Cost for federal income tax purposes is $91,013,843.

See Accompanying Notes to Financial Statements.

11

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

Forward foreign currency exchange contracts outstanding on December 31, 2008, are:

Forward Foreign Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$453,534	$445,328	01/14/09	$(8,206)
CAD	611,338	610,153	01/26/09	(1,185)
CAD	611,338	611,346	01/26/09	8
EUR	465,457	420,747	01/15/09	(44,710)
EUR	333,983	302,425	01/15/09	(31,558)
EUR	465,457	420,727	01/15/09	(44,730)
EUR	513,947	480,648	01/21/09	(33,299)
EUR	638,962	597,816	01/21/09	(41,146)
EUR	416,714	390,276	01/21/09	(26,438)
EUR	555,494	546,040	01/26/09	(9,454)
EUR	347,184	341,238	01/26/09	(5,946)
EUR	712,420	699,783	01/26/09	(12,637)
GBP	380,908	393,067	01/14/09	12,159
GBP	646,806	671,692	01/15/09	24,886
GBP	178,231	184,760	01/15/09	6,529
				$(215,727)

At December 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government & Agency Obligations	58.2
Corporate Fixed-Income Bonds & Notes	31.0
Mortgage-Backed Securities	5.7
Asset-Backed Securities	1.0
Municipal Bonds	0.6
Convertible Bond	0.1
Common Stock	0.0	°
Preferred Stock	0.0	°
Warrants	0.0	°
	96.6
Securities Lending Collateral	13.9
Short-Term Obligation	3.0
Obligation to Return Collateral for Securities Loaned	(13.9)
Other Assets & Liabilities, Net	0.4
	100.0

° Rounds to less than 0.1%.

Acronym	Name
AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

PIK	Payment-In-Kind

PLN	Polish Zloty

SEK	Swedish Krona

ZAR	South African Rand

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities

Columbia Strategic Income Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$88,952,522
Investments, at value (including securities on loan of $9,584,062)	$80,766,688
Cash	100,912
Foreign currency (cost of $3)	3
Unrealized appreciation on forward foreign currency exchange contracts	43,582
Receivable for:
Fund shares sold	7,098
Interest	1,489,116
Securities lending income	16,376
Expense reimbursement due from Distributor	2,299
Trustees' deferred compensation plan	16,651
Other assets	3,760
Total Assets	82,446,485
Liabilities
Collateral on securities loaned	9,894,179
Unrealized depreciation on forward foreign currency exchange contracts	259,309
Payable for:
Fund shares repurchased	1,021,100
Investment advisory fee	36,174
Transfer agent fee	23
Pricing and bookkeeping fees	9,042
Trustees' fees	890
Audit fee	39,275
Custody fee	1,971
Reports to shareholders	13,203
Distribution fees — Class B	8,194
Chief compliance officer expenses	169
Trustees' deferred compensation plan	16,651
Other liabilities	2,483
Total Liabilities	11,302,663
Net Assets	$71,143,822
Net Assets Consist of
Paid-in capital	$100,827,376
Undistributed net investment income	5,483,834
Accumulated net realized loss	(26,734,253)
Net unrealized appreciation (depreciation) on:
Investments	(8,185,834)
Foreign currency translations	(247,301)
Net Assets	$71,143,822
Class A
Net assets	$37,407,187
Shares outstanding	4,669,652
Net asset value per share	$8.01
Class B
Net assets	$33,736,635
Shares outstanding	4,225,819
Net asset value per share	$7.98

See Accompanying Notes to Financial Statements.

13

Statement of Operations

Columbia Strategic Income Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Interest	$6,057,649
Securities lending	181,584
Foreign taxes withheld	(3)
Total Investment Income	6,239,230
Expenses
Investment advisory fee	555,924
Distribution fees — Class B	113,308
Transfer agent fee	266
Pricing and bookkeeping fees	79,548
Trustees' fees	17,963
Audit fee	43,320
Custody fee	24,011
Reports to shareholders	37,812
Chief compliance officer expenses	661
Other expenses	20,504
Total Expenses	893,317
Fees reimbursed by distributor — Class B	(41,195)
Custody earnings credit	(334)
Net Expenses	851,788
Net Investment Income	5,387,442
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(1,692,795)
Foreign currency transactions and forward foreign currency exchange contracts	1,004,150
Net realized loss	(688,645)
Net change in unrealized appreciation (depreciation) on:
Investments	(11,408,671)
Foreign currency translations and forward foreign currency exchange contracts	(283,491)
Net change in unrealized appreciation (depreciation)	(11,692,162)
Net Loss	(12,380,807)
Net Decrease Resulting from Operations	$(6,993,365)

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets

Columbia Strategic Income Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations
Net investment income	$5,387,442	$6,375,963
Net realized gain (loss) on investments, foreign currency transactions and forward foreign currency exchange contracts	(688,645)	965,685
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward foreign currency exchange contracts	(11,692,162)	(786,937)
Net increase (decrease) resulting from operations	(6,993,365)	6,554,711
Distributions to Shareholders
From net investment income:
Class A	(3,999,007)	(4,678,562)
Class B	(3,751,876)	(4,236,964)
Total distributions to shareholders	(7,750,883)	(8,915,526)
Net Capital Stock Transactions	(20,539,411)	(10,108,769)
Total decrease in net assets	(35,283,659)	(12,469,584)
Net Assets
Beginning of period	106,427,481	118,897,065
End of period	$71,143,822	$106,427,481
Undistributed net investment income at end of period	$5,483,834	$4,909,101
Capital Stock Activity

	Year Ended December 31,
	2008		2007
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	121,409	$1,111,341	196,718	$1,901,594
Distributions reinvested	458,602	3,999,007	511,318	4,678,562
Redemptions	(1,658,331)	(14,549,531)	(1,696,132)	(16,339,690)
Net decrease	(1,078,320)	(9,439,183)	(988,096)	(9,759,534)
Class B
Subscriptions	285,385	2,689,145	842,381	8,161,697
Distributions reinvested	431,250	3,751,876	464,579	4,236,964
Redemptions	(2,003,761)	(17,541,249)	(1,333,551)	(12,747,896)
Net decrease	(1,287,126)	(11,100,228)	(26,591)	(349,235)

See Accompanying Notes to Financial Statements.

15

Financial Highlights

Columbia Strategic Income Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007	2006(a)	2005		2004
Net Asset Value, Beginning of Period	$9.47	$9.70	$10.12	$9.96		$9.80
Income from Investment Operations:
Net investment income (b)	0.53	0.55	0.59	0.61		0.61
Net realized and unrealized gain (loss) on investments and foreign currency	(1.21)	0.01	0.09	(0.45)		0.39
Total from investment operations	(0.68)	0.56	0.68	0.16		1.00
Less Distributions to Shareholders:
From net investment income	(0.78)	(0.79)	(1.10)	—		(0.84)
Net Asset Value, End of Period	$8.01	$9.47	$9.70	$10.12		$9.96
Total return (c)(d)	(7.81)%	6.07%	7.07%	1.61	%(e)	10.16%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.84%	0.82%	0.79%	0.76%		0.80%
Waiver/Reimbursement	—	—	—	—	%(g)	—
Net investment income (f)	5.89%	5.69%	5.92%	6.06%		6.08%
Portfolio turnover rate (h)	28%	44%	42%	40%		103%
Net assets, end of period (000's)	$37,407	$54,416	$65,347	$83,586		$102,612

(a)  On May 1, 2006, Colonial Strategic Income Fund, Variable Series was renamed Columbia Strategic Income Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

16

Financial Highlights

Columbia Strategic Income Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007	2006(a)	2005	2004
Net Asset Value, Beginning of Period	$9.43	$9.67	$10.09	$9.95	$9.80
Income from Investment Operations:
Net investment income (b)	0.51	0.53	0.57	0.58	0.59
Net realized and unrealized gain (loss) on investments and foreign currency	(1.19)	—	0.08	(0.44)	0.38
Total from investment operations	(0.68)	0.53	0.65	0.14	0.97
Less Distributions to Shareholders:
From net investment income	(0.77)	(0.77)	(1.07)	—	(0.82)
Net Asset Value, End of Period	$7.98	$9.43	$9.67	$10.09	$9.95
Total return (c)(d)(e)	(7.92)%	5.75%	6.84%	1.41%	9.85%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.00%	1.00%	1.00%	1.00%	1.00%
Waiver/Reimbursement	0.09%	0.07%	0.04%	0.01%	0.05%
Net investment income (f)	5.73%	5.50%	5.71%	5.82%	5.88%
Portfolio turnover rate (g)	28%	44%	42%	40%	103%
Net assets, end of period (000's)	$33,737	$52,012	$53,550	$56,507	$60,210

(a)  On May 1, 2006, Colonial Strategic Income Fund, Variable Series was renamed Columbia Strategic Income Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

17

Notes to Financial Statements

Columbia Strategic Income Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia Strategic Income Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

18

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$27,385,528	$—
Level 2—Other Significant Observable Inputs	53,339,458	(215,727)
Level 3—Significant Unobservable Inputs	41,702	—
Total	$80,766,688	$(215,727)

*  Other financial instruments consist of forward foreign currency exchange contracts which are not included in the investment portfolio.

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the year ended December 31, 2008, in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of December 31, 2007	$581,479	$—
Accretion of Discounts/ Amortization of Premiums	—	—
Realized gain(loss)	—	—
Change in unrealized appreciation (depreciation)	(200,288)	—
Net purchases/sales	—	—
Transfers out of Level 3	(339,489)	—
Balance as of December 31, 2008	$41,702	$—

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Fund's investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the

19

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments—The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Foreign Currency Translations and Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

20

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclassification, discount accretion/amortization on debt securities, paydown reclassifications, expired capital loss carryforwards and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$2,938,174	$397,274	$(3,335,448)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$7,750,883	$8,915,526
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$7,332,068	$—	$(10,247,155)

*  The differences between book-basis and tax-basis net unrealized appreciation /depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities and market discount reclassifications.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$3,490,140
Unrealized depreciation	(13,737,295)
Net unrealized depreciation	$(10,247,155)

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$11,079,118
2010	11,028,566
2013	159,225
2014	553,959
2016	2,414,912
$25,235,780

Capital loss carryforwards of $3,335,448 were expired during the year ended December 31, 2008.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $1,461,757 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109

21

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.60% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

22

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

Fee Waivers and Expense Reimbursements—The Distributor and/or Columbia have voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed the annual rate of 1.00% of the Fund's average daily net assets. For Class B shares, the Distributor will reimburse the Class B distribution fee up to 0.25% annually of the Class B shares' average daily net assets to reach the 1.00% limit on Class B expenses. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.65% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $25,167,145 and $46,981,872, respectively, of which $1,189,165 and $7,927,824, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

23

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of December 31, 2008, the Fund had two shareholders that collectively held 91.5% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to

24

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2008

the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Shareholders of Columbia Strategic Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

26

Fund Governance

Columbia Strategic Income Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President – Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

27

Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President, and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

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Board Consideration and Approval of Advisory Agreements

Columbia Strategic Income Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's

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peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Strategic Income Fund, Variable Series' performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three-year period, and in the first quintile for the five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Strategic Income Fund, Variable Series' total expenses were in the third quintile and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and

31

additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the Atlantic Funds

34

have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

35

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

36

Important Information About This Report

A description of the policies and procedures that Columbia Strategic Income Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/2662-1208 (02/09) 09-70762

Columbia Value and Restructuring Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Value and Restructuring Fund, Variable Series / December 31, 2008

Columbia Value and Restructuring Fund, Variable Series seeks long-term capital appreciation.

David J. Williams and Timothy Evnin have co-managed the fund since September 2008.

Summary

For the period from the fund's inception on September 2, 2008 through December 31, 2008, the fund's Class A shares underperformed its benchmarks, the Russell 1000 Value Index and the S&P 500 Index.1 The fund's return was lower than the average return of its peer group, the Lipper VUF Multi-Cap Growth Funds Classification.2 We attribute the fund's underperformance relative to all three measures to its broad exposure to cyclical stocks, which were hurt by a sharp downturn in economic activity.

Economic challenges pressure returns

Fallout from turmoil in the financial sector and the sub-prime crisis resulted in significant declines across most industries. Smurfit-Stone Container Corp. (less than 0.1% of net assets), a containerboard manufacturer, was among the fund's greatest disappointments. Declining product demand and concerns about high debt levels sent its stock price plummeting. AerCap Holdings NV (0.3% of net assets), a leaser of aircraft and engines, also failed to meet performance expectations. The company was challenged by financing issues as a result of the troubled credit markets and a marked slowdown in global travel.

The stock of Hercules Offshore, Inc. (0.3% of net assets), a leading provider of shallow water drilling, also came under pressure. Though the company maintained a solid balance sheet, its earnings expectations were reduced as a result of falling energy prices. Despite near-term challenges, we held our position in each of these companies based on strong long-term prospects.

Positive performers have little impact

Defensive holdings were generally among the better performers during the period. Aecom Technology Corp. (1.3% of net assets), which supports infrastructure initiatives for government and commercial clients, was one of the few holdings that delivered a gain. The company is poised to benefit from increased spending related to the new administration's proposed economic stimulus plan. In the pharmaceutical sector, Bristol-Myers Squibb Co. (1.9% of net assets) also generated positive returns. In our opinion, the company's attractive product pipeline, coupled with strong earnings growth, could make it an attractive acquisition candidate. Another noteworthy contributor was ACE Ltd. (3.7% of net assets), a leading commercial property and casualty insurer. While the financial health of many insurers came under pressure, ACE benefited from solid management and a strong balance sheet.

An eye on quality

The fund remains committed to its core investment strategy—a focus on restructuring companies with improving quality trends.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The price of the company's stock may not approach the value the managers have placed on it.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Value and Restructuring Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Total return as of December 31, 2008 (%)

Life
Class A (09/02/08)	-41.58
Class B (09/02/08)	-41.64
S&P 500 Index[1]	-28.61
Russell 1000 Value Index[1]	-27.92

Inception date of share class is in parentheses.

Net asset value per share ($)	09/02/08	12/31/08
Class A	10.00	5.79
Class B	10.00	5.79

Annual operating expense ratio (%)*
Class A	0.91
Class B	1.16
Annual operating expense ratio after contractual waivers (%)*
Class A	0.86
Class B	1.11

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1Index performance for the life of the fund is from September 2, 2008.

2

Understanding Your Expenses

Columbia Value and Restructuring Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

09/02/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical*	Actual	Hypothetical*	Actual
Class A	1,000.00	1,000.00	726.56	1,020.81	2.45	4.37	0.86
Class B	1,000.00	1,000.00	726.16	1,019.56	3.17	5.63	1.11

For the period 07/01/08 – 12/31/08.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Value and Restructuring Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—97.9%
Consumer Discretionary—6.8%
Household Durables—4.9%
Black & Decker Corp.	1,675	$70,032
Centex Corp.	1,700	18,088
Leggett & Platt, Inc.	2,150	32,658
Newell Rubbermaid, Inc.	2,275	22,250
		143,028
Media—0.5%
CBS Corp., Class B	1,850	15,152
Specialty Retail—1.4%
TJX Companies, Inc.	1,925	39,597
Consumer Staples—6.7%
Food Products—1.0%
Dean Foods Co. (a)	1,675	30,100
Personal Products—1.6%
Avon Products, Inc.	1,925	46,258
Tobacco—4.1%
Lorillard, Inc.	2,150	121,152
Energy—21.9%
Energy Equipment & Services—0.3%
Hercules Offshore, Inc. (a)	2,000	9,500
Oil, Gas & Consumable Fuels—21.6%
Alpha Natural Resources, Inc. (a)	2,000	32,380
Anadarko Petroleum Corp.	1,300	50,115
ConocoPhillips	1,600	82,880
CONSOL Energy, Inc.	2,425	69,306
Devon Energy Corp.	1,300	85,423
El Paso Corp.	3,300	25,839
Foundation Coal Holdings, Inc.	1,175	16,474
Murphy Oil Corp.	750	33,263
Noble Energy, Inc.	1,100	54,142
PetroHawk Energy Corp. (a)	2,350	36,731
Petroleo Brasileiro SA, ADR	4,050	99,184
Petroplus Holdings AG (a)	750	15,070
Rosetta Resources, Inc. (a)	1,500	10,620
W&T Offshore, Inc.	1,250	17,900
		629,327
Financials—16.0%
Capital Markets—4.6%
Apollo Investment Corp. (b)	1,750	16,293
Goldman Sachs Group, Inc.	500	42,195
Invesco Ltd.	3,050	44,042
Morgan Stanley	1,925	30,877
		133,407
Commercial Banks—1.6%
PNC Financial Services Group, Inc.	975	47,775

	Shares	Value
Diversified Financial Services—2.1%
CIT Group, Inc.	2,879	$13,071
JPMorgan Chase & Co.	1,550	48,871
		61,942
Insurance—6.8%
ACE Ltd.	2,025	107,163
Castlepoint Holdings Ltd.	525	7,119
Genworth Financial, Inc., Class A	1,800	5,094
Loews Corp.	1,075	30,369
MetLife, Inc.	1,425	49,675
		199,420
Real Estate Investment Trusts (REITs)—0.9%
DiamondRock Hospitality Co.	2,700	13,689
Host Hotels & Resorts, Inc.	1,500	11,355
		25,044
Health Care—5.4%
Health Care Equipment & Supplies—1.9%
Baxter International, Inc.	1,016	54,447
Health Care Providers & Services—1.6%
AmerisourceBergen Corp.	1,275	45,467
Pharmaceuticals—1.9%
Bristol-Myers Squibb Co.	2,450	56,962
Industrials—17.7%
Aerospace & Defense—3.4%
AerCap Holdings NV (a)	3,075	9,256
Empresa Brasileira de Aeronautica SA, ADR	1,750	28,367
United Technologies Corp.	1,150	61,640
		99,263
Airlines—1.6%
Copa Holdings SA, Class A	1,300	39,416
Gol Linhas Aereas Inteligentes SA, ADR	1,500	6,345
		45,761
Construction & Engineering—1.2%
Aecom Technology Corp. (a)	1,175	36,108
Electrical Equipment—1.3%
Rockwell Automation, Inc.	1,175	37,882
Industrial Conglomerates—1.2%
Tyco International Ltd.	1,675	36,180
Machinery—3.3%
AGCO Corp. (a)	1,850	43,642
Eaton Corp.	1,050	52,195
		95,837
Road & Rail—4.6%
Ryder System, Inc.	1,125	43,627
Union Pacific Corp.	1,925	92,015
		135,642

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Value and Restructuring Fund, Variable Series / December 31, 2008

	Shares	Value
Trading Companies & Distributors—1.1%
RSC Holdings, Inc. (a)	2,400	$20,448
United Rentals, Inc. (a)	1,275	11,628
		32,076
Information Technology—8.3%
Communications Equipment—5.9%
CommScope, Inc. (a)	1,425	22,145
Harris Corp.	2,800	106,540
Nokia Oyj, ADR	2,750	42,900
		171,585
Computers & Peripherals—2.4%
International Business Machines Corp.	850	71,536
Materials—9.3%
Chemicals—3.5%
Celanese Corp., Series A	2,625	32,629
Lanxess AG	1,100	21,399
PPG Industries, Inc.	1,100	46,673
		100,701
Containers & Packaging—0.0%
Smurfit-Stone Container Corp. (a)	3,250	829
Metals & Mining—5.8%
Cia Vale do Rio Doce, ADR	2,025	24,523
Freeport-McMoRan Copper & Gold, Inc.	1,025	25,051
Grupo Mexico SAB de CV, Series B	26,920	17,300
Schnitzer Steel Industries, Inc., Class A	1,100	41,415
Southern Copper Corp.	2,850	45,771
Sterlite Industries India Ltd., ADR	2,750	15,180
		169,240
Telecommunication Services—3.7%
Diversified Telecommunication Services—0.7%
Windstream Corp.	2,200	20,240
Wireless Telecommunication Services—3.0%
America Movil SAB de CV, Series L, ADR	2,800	86,772
Utilities—2.1%
Electric Utilities—2.1%
Enel SpA	3,050	19,505
Entergy Corp.	500	41,565
		61,070
Total Common Stocks (cost of $4,870,814)		2,859,300

	Shares	Value
CONVERTIBLE PREFERRED STOCK—0.1%
Materials—0.1%
Chemicals—0.1%
Celanese Corp., 4.250% (a)	250	$4,212
Total Convertible Preferred Stock (cost of $12,375)		4,212
Total Investments—98.0% (cost of $4,883,189) (c)		2,863,512
Other Assets & Liabilities, Net—2.0%		57,649
Net Assets—100.0%		$2,921,161

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Closed-End Management Investment Company.

(c)  Cost for federal income tax purposes is $4,883,192.

At December 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Energy	21.9
Industrials	17.7
Financials	16.0
Materials	9.4
Information Technology	8.3
Consumer Discretionary	6.8
Consumer Staples	6.7
Health Care	5.4
Telecommunication Services	3.7
Utilities	2.1
98.0
Other Assets & Liabilities, Net	2.0
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Value and Restructuring Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$4,883,189
Investments, at value	$2,863,512
Cash	79,905
Receivable for:
Dividends	6,407
Foreign tax reclaims	95
Expense reimbursement due from investment advisor	21,215
Trustees' deferred compensation plan	181
Other assets	182
Total Assets	2,971,497
Liabilities
Payable for:
Investment advisory fee	1,434
Administration fee	239
Transfer agent fee	2,860
Pricing and bookkeeping fees	4,459
Trustees' fees	3,315
Audit fee	32,500
Custody fee	1,685
Distribution fees — Class B	299
Chief compliance officer expenses	173
Trustees' deferred compensation plan	181
Other liabilities	3,191
Total Liabilities	50,336
Net Assets	$2,921,161
Net Assets Consist of
Paid-in capital	$5,022,411
Undistributed net investment income	1,014
Accumulated net realized loss	(82,594)
Net unrealized appreciation (depreciation) on:
Investments	(2,019,677)
Foreign currency translations	7
Net Assets	$2,921,161
Class A
Net assets	$1,461,186
Shares outstanding	252,260
Net asset value per share	$5.79
Class B
Net assets	$1,459,975
Shares outstanding	252,002
Net asset value per share	$5.79

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Value and Restructuring Fund, Variable Series
For the period September 2, 2008 through December 31, 2008(a)

Investment Income
Dividends	$32,470
Interest	1,021
Foreign taxes withheld	(247)
Total Investment Income	33,244
Expenses
Investment advisory fee	6,637
Administration fee	1,659
Distribution fees — Class B	1,382
Transfer agent fee	2,869
Pricing and bookkeeping fees	14,643
Trustees' fees	4,140
Custody fee	2,837
Audit fee	35,000
Reports to shareholders	7,993
Chief compliance officer expenses	321
Other expenses	4,874
Total Expenses	82,355
Fees waived or expenses reimbursed by investment advisor	(71,425)
Custody earnings credit	(57)
Net Expenses	10,873
Net Investment Income	22,371
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(82,594)
Foreign currency transactions	1,054
Net realized loss	(81,540)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,019,677)
Foreign currency translations	7
Net change in unrealized appreciation (depreciation)	(2,019,670)
Net Loss	(2,101,210)
Net Decrease Resulting from Operations	$(2,078,839)

(a)  The Fund commenced operations on September 2, 2008.

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Value and Restructuring Fund, Variable Series

Period Ended December 31,
Increase (Decrease) in Net Assets	2008(a)
Operations
Net investment income	$22,371
Net realized gain (loss) on investments and foreign currency transactions	(81,540)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,019,670)
Net decrease resulting from operations	(2,078,839)
Distributions to Shareholders:
From net investment income:
Class A	(12,450)
Class B	(11,050)
Total distributions to shareholders	(23,500)
Net Capital Stock Transactions	5,023,500
Total increase in net assets	2,921,161
Net Assets
Beginning of period	—
End of period	$2,921,161
Undistributed net investment income, at end of period	$1,014
Capital Stock Activity

	Period Ended December 31, 2008(a)
	Shares	Dollars
Class A
Subscriptions	250,000	$2,500,000
Distributions reinvested	2,260	12,450
Net increase	252,260	2,512,450
Class B
Subscriptions	250,000	2,500,000
Distributions reinvested	2,002	11,050
Net increase	252,002	2,511,050

(a)  The Fund commenced operations on September 2, 2008.

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Value and Restructuring Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout the period is as follows:

Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (b)	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(4.21)
Total from investment operations	(4.16)
Less Distributions to Shareholders:
From net investment income	(0.05)
Net Asset Value, End of Period	$5.79
Total return (c)(d)(e)(f)	(41.58)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	0.86%
Waiver/Reimbursement (g)	6.48%
Net investment income (g)(h)	2.15%
Portfolio turnover rate (f)	2%
Net assets, end of period (000's)	$1,461

(a)  Class A shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate account. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  The benefits derived from custody credits had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Value and Restructuring Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout the period is as follows:

Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (b)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(4.21)
Total from investment operations	(4.17)
Less Distributions to Shareholders:
From net investment income	(0.04)
Net Asset Value, End of Period	$5.79
Total return (c)(d)(e)(f)	(41.64)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.11%
Waiver/Reimbursement (g)	6.48%
Net investment income (g)(h)	1.90%
Portfolio turnover rate (f)	2%
Net assets, end of period (000's)	$1,460

(a)  Class B shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate account. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  The benefits derived from custody credits had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Value and Restructuring Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia Value and Restructuring Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. The Fund commenced operations on September 2, 2008.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Investments in other open-end investment companies are valued at net asset value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The Fund is subject to Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others)

•  Level 3 — significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$2,807,538	$—
Level 2—Other Significant Observable Inputs	55,974	—
Level 3—Significant Unobservable Inputs	—	—
Total	$2,863,512	$—

The Fund's assets assigned to level 2 input category include certain foreign securities foreign securities for

11

Notes to Financial Statements (continued)

Columbia Value and Restructuring Fund, Variable Series / December 31, 2008

which a third party statistical pricing service may be employed for purposes of fair market valuation.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and nondeductible stock issuance expenses were identified

12

Notes to Financial Statements (continued)

Columbia Value and Restructuring Fund, Variable Series / December 31, 2008

and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$2,143	$(1,054)	$(1,089)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

December 31, 2008
Distributions paid from:
Ordinary Income*	$23,500
Long-Term Capital Gains	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$1,182	$—	$(2,019,680)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$11,171
Unrealized depreciation	(2,030,851)
Net unrealized depreciation	$(2,019,680)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$28,589

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $54,003 attributed to security transactions were deferred to January 1, 2009.

The Fund is subject to Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.60% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets. Columbia has voluntarily agreed to waive 0.05% of its administration fee. Columbia, at is discretion, may revise or discontinue this arrangement at any time.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act

13

Notes to Financial Statements (continued)

Columbia Value and Restructuring Fund, Variable Series / December 31, 2008

of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has contractually agreed to waive fees and/or reimburse the Fund through April 30, 2010, for certain expenses so that Fund's ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.86% annually of the Fund's average daily net assets. The Advisor and/or Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or expense reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect. There is no guarantee that this arrangement will continue after April 30, 2010.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $5,035,665 and $61,839, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations

14

Notes to Financial Statements (continued)

Columbia Value and Restructuring Fund, Variable Series / December 31, 2008

agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2008, the Fund had two shareholders that collectively held 100.0% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings—Columbia Value and Restructuring Fund, Variable Series did not commence operations until after the events that resulted in the regulatory proceedings and litigation described below.

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named

15

Notes to Financial Statements (continued)

Columbia Value and Restructuring Fund, Variable Series / December 31, 2008

Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Value and Restructuring Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Value and Restructuring Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the period September 2, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

17

Federal Income Tax Information (Unaudited)

Columbia Value and Restructuring Fund, Variable Series

97.71% of the ordinary income distributed by the Fund, for the year ended December 31, 2008, qualifies for the corporate dividends received deduction.

18

Fund Governance

Columbia Value and Restructuring Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President – Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

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Fund Governance (continued)

Columbia Value and Restructuring Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Columbia Value and Restructuring Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President, and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004

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Board Consideration and Approval of Advisory Agreements

Columbia Value and Restructuring Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

Columbia Value and Restructuring Fund, Variable Series is a newly-established fund, the investment advisory agreement for which was recommended for approval by the Advisory Fees and Expenses Committee and approved by the Board of Trustees at their August, 2008 meetings. The Fees and Expenses Committee most recently recommended for approval and the Board of Trustees most recently approved the continuation of all of the funds' Agreements at their October, 2008 meetings, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the advisory agreement for Columbia Value and Restructuring Fund, Variable Series and the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their initial approval and their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds (and proposed to be provided to Columbia Value and Restructuring Fund, Variable Series) and the resources dedicated to the funds (and proposed to be dedicated to Columbia Value and Restructuring Fund, Variable Series) by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and

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investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the approval and continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund (other than Columbia Value and Restructuring Fund, Variable Series) over various time periods, including information prepared by management and an independent third-party data provider that compared the performance of each such fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. For Columbia Value and Restructuring Fund, Variable Series, which commenced investment operations on September 2, 2008, the Trustees reviewed information about the performance of Columbia Value and Restructuring Fund, a series of Columbia Funds Series Trust I, another fund managed by Columbia in the substantially the same style as Columbia Value and Restructuring Fund, Variable Series over various time periods, including information prepared by an independent third-party data provider that compared the performance of such fund to the performance of a peer group of mutual funds and a performance benchmark.

The Trustees noted that, through April 30, 2008, Columbia Value and Restructuring Fund's performance was in the second quintile (where the best performance would be in the first quintile) for the one-year period, and in the first quintile for the three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the approval and continuation of the Agreement pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged (and proposed to be charged) to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by an independent third-party data provider) of the proposed advisory fees and expected total expense levels of Columbia Value and Restructuring Fund, Variable Series to those of a peer group for the purposes of expense comparisons. The Trustees considered that Columbia Value and Restructuring Fund, Variable Series' proposed total expenses and proposed actual management fees were in the fourth quintile (where lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons. In connection with the continuation of the Agreements, the Trustees reviewed information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged and proposed to be charged to each fund, and the related profitability (expected profitability, for Columbia Value and Restructuring Fund, Variable Series) to Columbia and its affiliates of their relationships with the fund, supported the approval and continuation of the Agreement pertaining to that fund.

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Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the approval and continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services; and

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest;

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the advisory agreement for Columbia Value and Restructuring Fund, Variable Series and the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the

26

Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each

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investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Value and Restructuring Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

SHC-42/2773-1208 (02/09) 09-70773

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, John D. Collins and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Collins and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fourteen series of the registrant whose report to stockholders is included in this annual filing.  Fee information for fiscal year ended December 31, 2008 also includes fees for three series that commenced operations during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$438,100	$317,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees for fiscal year ended December 31, 2008 also includes fees for the review of and provision of consent in connection with filing Form N-1A for three new series.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$50,600	$48,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2008 and 2007, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2008 and December 31, 2007, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$42,000	$37,400

Tax Fees include amounts for the review of annual tax returns and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  In both fiscal years 2008 and 2007, Tax Fees also include the review of foreign tax filings.

During the fiscal years ended December 31, 2008 and December 31, 2007, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$1,070,600	$796,900

In both fiscal years 2008 and 2007, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2008 and December 31, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$1,163,200	$882,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 20, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	February 20, 2009